UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period: 4/30/13

DUNHAM & ASSOCIATES

WHEN PERFORMANCE COUNTS

April 30, 2013

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Monthly Distribution Fund

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Loss Averse Equity Income Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Alternative Income Fund

Dunham Large Cap Growth Fund

Dunham Focused Large Cap Growth Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS SEMI-ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

In the  six months  since my last letter to you, the S&P 500 has had six consecutive months of positive returns and on March 29, 2013, the S&P 500 finally closed at a record high, beating the mark set on October 9, 2007.  However, as we many times find true of the markets, we had events to cause investors to pause - such as worries surrounding the "fiscal cliff", a horrific terrorist bombing in Boston and a number of overseas concerns.  Despite the headwinds these events created, they were overcome by positive news surrounding improving conditions in  employment, housing, and manufacturing data.

At the same time, little changed in the overseas markets, with the exception of short-term disruptions caused by the occasional news headline. This was evidenced by investor’s recent heightened anxiety over events like the news that Cyprus would need a bailout and China's economic slowdown, which temporarily shook global markets. Overall, even with this backdrop, foreign markets experienced strong appreciation, albeit with some additional volatility.

Currently, we believe that some of our markets, including the U.S. bond market, have  been sailing in uncharted territory.  Some who were seeking what they perceived as "safety" sought shelter in U.S. Treasury Bonds and found that this area of the bond market was  one  of the most volatile in the past six months.  This was largely due to the Federal Open Market Committee's comments that the quantitative easing will be pared back.

At Dunham, we seek opportunities and evaluate risks across these environments. We seek to find investments choices that may have low correlation to the equity market in an effort to possibly allow you and your financial advisor to manage the risk in your portfolio.  In addition to what we consider to be a robust lineup of Dunham Funds,   in an effort to enhance our offering we have added our 15th fund .. In February , the Sherwood Forest Alternative Fund, renaming it  the Dunham Alternative Strategy Fund.

We introduced the Dunham Alternative Strategy Fund in response to requests for an investment that is designed to behave differently from both the traditional stock and bond markets, and , most importantly , has tools at its disposal to take advantage of negative markets and potentially generate positive returns in declining markets. We will continue to stay abreast of important developments and are interested in new solutions, especially when it creates improved and differentiated opportunities for our investors.

We remain steadfast in our commitment to provide you with the highest level of service and an investment experience tailored to your unique needs and goals. We continue to review and monitor our existing institutional Sub-Advisers in an effort to bring you what we consider a world class line-up of people who are actively managing your money on a full-time basis.

Once again, thank you for your continued trust and the confidence that you have placed in us. At Dunham, we take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,
Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

April 30, 2013

Investments are subject to risks and fluctuate in value. Diversification does not guarantee a profit or ensure against a loss.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

The IQ Market Neutral Beta Index increased 3.1 percent over the six-month period ending April 30, 2013, as market neutral investment strategies in general increased during the period. Merger arbitrage strategies, as measured by the HFRX Merger Arbitrage Index, slightly outpaced the market neutral strategies in general, increasing 3.3 percent during the same time period. Falling behind both market neutral and merger arbitrage investment strategies, absolute return strategies, as measured by the HFRX Absolute Return Index, rose 2.0 percent over the six-month period. In contrast to the previous fiscal year, these strategies generally performed in line with each other since the start of the current fiscal year. The Sub-Adviser implements a variety of strategies in the Fund that attempt to take advantage of what it believes are the most attractive rewards for the lowest amount of risk.

Ranging from approximately 35 percent to 40 percent, merger arbitrage was the largest single strategy allocation within the Fund during the six-month period. The Sub-Adviser's careful risk-budgeting approach for the Fund generally directs the allocation weightings across strategies and to the holdings within each of the strategies. The Sub-Adviser continued to identify opportunities that it believed offered attractive reward potential in relation to risk. The mining-oriented stock-for-stock merger involving Glencore International PLC's (GLCNF) acquisition of Xstrata PLC (XTA LN) did not close on the anticipated March 15 date, but instead closed within days after the close of the most recent fiscal quarter. During the most recent fiscal quarter, Glencore International and Xstrata PLC both dropped close to 20 percent. However, in a stock-for-stock deal, the Sub-Adviser will purchase the target and short the acquirer. Therefore, since both stocks declined 20 percent, the loss incurred would be near zero due to the offsetting nature of the long and short positions.

The Sub-Adviser also implements buy/write strategies and risk-reversal strategies when it believes that there is ample risk-adjusted reward availability. Approximately 30 percent to 35 percent of the Fund was devoted to risk-reversal and buy/write opportunities. Both of these strategies generally helped positive performance during the period, although the risk-reversals by nature of their construction generally produce less upside in exchange for generally taking less downside. For example, Corrections Corp. of America (CXW), a company that develops and manages prisons and provides transportation for inmates, was utilized by the Sub-Adviser as a risk-reversal. At the beginning of the current fiscal year, the company reclassified itself as a REIT, gaining special exemptions from the IRS, but forcing the company to distribute virtually all of its income each year. Therefore, the company issued a special dividend at the end of the most recent fiscal quarter to the tune of approximately 20 percent of the current stock price. Over the six-month period, the holding returned close to 28.5 percent. During this timeframe, the Sub-Adviser also wrote covered calls on the position and used a portion of those proceeds to purchase out-of-the-money puts. Buy/write strategies in general, as measured by the CBOE Buy/Write Index, increased close to 4.5 percent during the six-month period as the buy/write strategies generally increased since the beginning of the current calendar year.

The income-oriented strategies, which represented approximately 20 percent to 30 percent of the Fund's holdings, aided positive performance but was not consistent in its outperformance of the other strategies utilized by the Fund. For example, the PrivateBancorp Inc., a company focused on business and personal financial services, preferred stock (742962400) increased 9.6 percent during the six-month period. The income-oriented strategy also includes corporate bonds, such as the Citigroup, Inc., a global holdings company focused on financial services to consumer and corporate customers, perpetual call bond (172967GD7), which increased 4.6 percent during the same timeframe. The Sub-Adviser believes that financial institutions will continue to buy back a number of their preferred shares in response to the restrictions placed on them by regulators.

The Sub-Adviser continues to be optimistic that there are abundant attractive risk-reward opportunities available across the various strategies that it implements. The Sub-Adviser continues to be encouraged by the low financing costs for companies, which generally stimulate and support new deal activity, providing additional options to choose from. In the event of a rising rate environment, the Sub-Adviser believes that the deal spreads and option premiums will generally expand along with the rising rates, increasing the attractiveness of those strategies used within the Fund.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Since Inception (8/1/08)*
Class N	5.77%	7.77%	6.99%	4.83%**
Class C Class A with load of 5.75% Class A without load	5.49% (0.20)% 5.89%	6.97% 1.57% 7.75%	6.00% 4.73% 6.82%	3.01% 2.57% 3.80%
Morningstar Multialternative Category	2.84%	3.05%	2.27%	0.70%
IQ Hedge Market Neutral Beta Index	3.05%	3.36%	2.19%	2.92%

 * Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and   was managed under a different Adviser.

** Class N commenced operations on September 29, 2008.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.58% for Class N, 3.58% for Class C and 2.83% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund
April 30, 2013

Security	Shares	Value
COMMON STOCK - 67.1%
ADVERTISING - 0.4%
Focus Media Holding Ltd. - ADR	16,723	$ 456,036
Lamar Advertising Co. - Cl. A * ** ^ #	10,500	491,610
		947,646
AUTO MANUFACTURERS - 3.1%
General Motors Co. * ^ #	225,400	6,951,336

BANKS - 4.7%
BB&T Corp. ** ^ #	39,500	1,215,415
Citigroup, Inc. ^ #	52,600	2,454,316
Fifth Third Bancorp ^ #	227,800	3,879,434
KeyCorp ** ^ #	292,800	2,919,216
		10,468,381
BEVERAGES - 1.8%
Constellation Brands, Inc. - Cl. A * ^ #	55,600	2,743,860
DE Master Blenders *	80,381	1,275,640
		4,019,500
BIOTECHNOLOGY - 1.0%
Life Technologies Corp. *	30,202	2,225,585

CHEMICALS - 1.0%
Huntsman Corp. ** ^ #	117,254	2,211,410

COMMERCIAL SERVICES - 3.2%
Arbitron, Inc. #	72,635	3,391,328
McGraw-Hill Cos, Inc. ** ^ #	71,600	3,874,276
		7,265,604
COMPUTERS - 0.8%
Dell, Inc. #	134,400	1,800,960

DIVERSIFIED FINANCIAL SERVICES - 3.7%
NYSE Euronext #	140,631	5,457,889
SLM Corp. ** ^	136,700	2,822,855
		8,280,744
FOOD - 3.1%
Dean Foods Co. * ** ^ #	187,600	3,590,664
Dole Foods Co., Inc. * ** ^ #	144,200	1,551,592
HJ Heinz Co. ^	26,093	1,889,655
		7,031,911
FOREST PRODUCTS & PAPER - 0.9%
International Paper Co. ** ^	44,600	2,095,308

HEALTHCARE-SERVICES - 0.7%
Coventry Health Care, Inc. #	30,432	1,507,906

INSURANCE - 3.5%
Alterra Capital Holdings Ltd.	11,789	383,732
American International Group, Inc. * ** ^ #	130,000	5,384,600
Genworth Financial, Inc. - Cl. A * ** ^ #	206,200	2,068,186
		7,836,518

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013

Security	Shares	Value
INTERNET - 0.4%
Equinix, Inc. * ** ^	2,600	$ 556,660
Liberty Ventures *	4,378	321,652
		878,312
LEISURE TIME - 0.2%
WMS Industries, Inc. *	15,858	402,476

MACHINERY-DIVERSIFIED - 0.2%
Gardner Denver, Inc.	2,224	167,000
Intermec, Inc. * #	19,428	191,172
		358,172
MEDIA - 5.7%
Astral Media, Inc.	112,583	5,472,291
CBS Corp. ** ^ #	88,000	4,028,640
Discovery Communications, Inc. * #	20,758	1,471,535
DISH Network Corp. ** ^	14,500	568,255
News Corp. ** ^	44,700	1,384,359
		12,925,080
MINING - 1.7%
Freeport-McMoran Copper & Gold, Inc. ** ^ #	103,904	3,161,799
Uranium One, Inc. *	255,855	705,776
		3,867,575
MISCELLANEOUS MANUFACTURING - 1.0%
Ingersoll-Rand PLC ** ^	41,700	2,243,460

OIL & GAS - 10.4%
Anadarko Petroleum Corp. ** ^ #	31,800	2,695,368
BP PLC - ADR ** ^ #	102,200	4,455,920
Hess Corp. ** ^ #	82,600	5,962,068
McMoRan Exploration Co. * ^	110,500	1,828,775
Murphy Oil Corp. ** ^	36,700	2,278,703
Noble Corp. ** ^	42,100	1,578,750
Plains Exploration & Production Co. *	9,184	415,117
Valero Energy Corp. ** ^	104,500	4,213,440
		23,428,141
PHARMACEUTICALS - 3.7%
Abbott Laboratories ** ^ #	4,200	155,064
Eli Lilly & Co. ** ^ #	57,300	3,173,274
Pfizer, Inc. ** ^ #	167,900	4,880,853
		8,209,191
PIPELINES - 2.7%
Copano Energy LLC #	58,613	2,355,656
Williams Cos, Inc. **	95,500	3,641,415
		5,997,071
REAL ESTATE INVESTMENT TRUSTS - 3.0%
Corrections Corp. of America ** ^ #	90,900	3,290,580
CYS Investments, Inc. #	272,390	3,385,808
		6,676,388

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013

Security		Shares		Value
RETAIL - 2.4%
OfficeMax, Inc. ** ^		173,545		$ 1,997,503
PCD Stores Group Ltd.		22,698,646		3,422,083
				5,419,586
SAVING & LOANS - 2.0%
Hudson City Bancorp, Inc. #		554,100		4,604,571

TELECOMMUNICATIONS - 5.8%
AT&T, Inc. ** ^		29,800		1,116,308
Clearwire Corp. - Cl. A * ^ #		15,000		50,400
Sprint Nextel Corp. * ** ^		177,797		1,253,469
T-Mobile US, Inc. ^		72,620		859,821
Verizon Communications, Inc. ** ^		27,600		1,487,916
Virgin Media, Inc. #		120,918		5,898,380
Vodafone Group PLC - ADR ^		81,200		2,483,908
				13,150,202

TOTAL COMMON STOCK (Cost - $139,170,358)				150,803,034

EXCHANGE TRADED FUNDS - 1.7%
CLOSED-END FUNDS - 0.8%
Eaton Vance Floating-Rate Income Trust #		109,701		1,892,342

DEBT FUND - 0.9%
iShares S&P US Preferred Stock Index Fund		49,600		2,022,192

TOTAL EXCHANGE TRADED FUNDS (Cost - $3,759,539)				3,914,534

Security		Dividend
PREFERRED STOCK - 16.0%	Shares	Rate
BANKS - 6.5%
Countrywide Capital IV #	70,000	6.7500%		1,772,400
Bank of America (CFC) V #	92,524	7.0000		2,339,007
GMAC Capital Trust I #	155,700	8.1250	+	4,264,623
PrivateBancorp, Inc. #	80,000	7.1250		2,150,400
Royal Bank of Scotland Group PLC	47,700	6.3500		1,101,870
Royal Bank of Scotland Group PLC #	122,844	7.2500		3,091,983
				14,720,283
DIVERSIFIED FINANCIAL SERVICES - 2.9%
Citigroup Capital XVII #	88,597	6.3500		2,248,592
RBS Capital Funding Trust VII #	165,491	6.0800		3,673,900
SLM Corp.	9,808	6.9700		489,615
				6,412,107
PIPELINES - 2.1%
NuStar Logistics LP	170,900	7.6250	+	4,699,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013
		Dividend
Security	Shares	Rate			Value
REAL ESTATE INVESTMENT TRUSTS - 3.1%
Alexandria Real Estate Equities, Inc.	30,000	7.0000%			$ 829,200
CommonWealth REIT #	150,000	7.2500			3,808,500
LaSalle Hotel Properties	50,000	7.5000			1,333,000
Ventas Capital Corp.	40,000	5.4500			1,022,400
					6,993,100

TOTAL PREFERRED STOCK (Cost - $31,564,967)					32,825,240

	Principal	Interest		Maturity
BONDS & NOTES - 14.5%	Amount	Rate		Date
AIRLINES - 2.2%
American Airlines, Inc. - 144A *** #	$ 2,025,000	7.5000%		3/15/2016	2,338,875
American Airlines, Inc. *** #	2,329,000	10.5000		10/15/2012	2,739,485
					5,078,360
BANKS - 3.8%
Citigroup, Inc. #	2,000,000	5.9500	+	Perpetual	2,097,500
JPMorgan Chase & Co. #	1,500,000	7.9000	+	Perpetual	1,748,822
Regions Financing Trust II #	1,500,000	6.6250	+	5/15/2047	1,526,250
Wells Fargo & Co. #	2,750,000	7.9800	+	Perpetual	3,186,563
					8,559,135
DIVERSIFIED FINANCIAL SERVICES - 4.8%
General Electric Capital Corp. #	5,600,000	7.125	+	Perpetual	6,566,862
Goldman Sachs Capital I #	4,000,000	6.345		2/15/2034	4,222,508
					10,789,370
HEALTHCARE PRODUCTS - 0.7%
Accellent, Inc. #	1,500,000	8.375		2/1/2017	1,590,000

MEDIA - 0.2%
CCO Holdings Capital Corp.	334,000	7.8750		4/30/2018	355,293

PHARMACEUTICALS - 1.6%
Elan Finance Corp. - 144A #	3,032,000	6.2500		10/15/2019	3,571,363

RETAIL - 1.5%
Rite Aid Corp. #	3,200,000	7.5000		3/1/2017	3,300,000

TELECOMMUNICATIONS - 1.1%
Clearwire Finance, Inc. - 144A	1,958,000	12.0000		12/1/2015	2,098,731
MertoPCS Wireless, Inc. #	405,000	6.625		11/15/2020	439,931
					2,538,662

TOTAL BONDS & NOTES ( Cost - $34,475,047)					35,782,183

PURCHASED PUT OPTIONS - 0.3%				Contracts**
Abbott Labs, Expiration May 2013, Exercise Price $29				42	126
AbbVie, Inc., Expiration May 2013, Exercise Price $30.00				42	210
American International Group, Expiration May 2013, Exercise Price $30.00				321	642
American International Group, Expiration May 2013, Exercise Price $31.00				730	1,460
American International Group, Expiration June 2013, Exercise Price $35.00				166	2,822
Anadarko Petroleum Corp., Expiration May 2013, Exercise Price $62.50				30	150
Anadarko Petroleum Corp., Expiration May 2013, Exercise Price $65.00				30	180
Anadarko Petroleum Corp., Expiration May 2013, Exercise Price $72.50				144	3,168

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013

Security	Contracts**	Value
PURCHASED PUT OPTIONS (Continued) - 0.3%
Anadarko Petroleum Corporation, Expiration August 2013, Exercise Price $60.00	61	$ 2,349
Anadarko Petroleum Corporation, Expiration August 2013, Exercise Price $70.00	30	3,750
AT&T, Inc., Expiration June 2013, Exercise Price $31.00	1,438	5,752
BB&T Corp., Expiration June 2013, Exercise Price $26.00	197	1,576
BP Plc-Spons ADR, Expiration October 2013, Exercise Price $37.00	818	49,080
CBS Corp., Expiration June 2013, Exercise Price $37.00	49	858
CBS Corp., Expiration June 2013, Exercise Price $35.00	391	4,888
CenturyLink, Inc., Expiration July 2013, Exercise Price $29.00	1,110	13,875
Corrections Corp. Of America, Expiration June 2013, Exercise Price $28.00	107	8,025
Corrections Corp. Of America, Expiration September 2013, Exercise Price $28.00	199	14,925
Dean Foods Co., Expiration June 2013, Exercise Price $14.00	714	7,140
Dean Foods Co., Expiration September 2013, Exercise Price $13.00	301	3,762
Deans Foods Co., Expiration June 2013, Exercise Price $12.00	1,161	5,805
DISH Network Corp., Expiration September 2013, Exercise Price $32.00	96	9,120
Dole Foods, Expiration July 2013, Exercise Price $8.00	1,274	12,740
Eli Lilly & Co., Expiration July 2013, Exercise Price $47.00	573	10,886
Equinix, Inc., Expiration June 2013, Exercise Price $180.00	26	2,795
Freeport-McMoran Copper & Gold, Expiration August 2013, Exercise Price $21.00	148	2,516
General Motors Co., Expiration June 2013, Exercise Price $19.00	1,167	4,668
General Motors Co., Expiration June 2013, Exercise Price $20.00	376	1,128
General Motors Co., Expiration June 2013, Exercise Price $21.00	250	1,000
General Motors Co., Expiration June 2013, Exercise Price $22.00	150	750
General Motors Co., Expiration September 2013, Exercise Price $21.00	311	4,665
Genworth Financial, Inc-Cl A, Expiration June 2013, Exercise Price $4.00	2,062	6,186
Hess Corp., Expiration May 2013, Exercise Price $52.50	220	660
Hess Corp., Expiration May 2013, Exercise Price $57.50	606	3,333
Huntsman Corp., Expiration May 2013, Exercise Price $12.00	2,191	10,955
Huntsman Corp., Expiration May 2013, Exercise Price $13.00	206	1,030
Huntsman Corp., Expiration May 2013, Exercise Price $15.00	145	1,450
Huntsman Corp., Expiration August 2013, Exercise Price $14.00	175	4,375
Ingersoll-Rand PLC, Expiration September 2013, Exercise Price $40.00	417	12,510
International Paper Co., Expiration July 2013, Exercise Price $40.00	446	26,760
Keycorp, Expiration June 2013, Exercise Price $7.00	2,928	5,856
Lamar Advertising Co., Expiration July 2013, Exercise Price $31.00	53	1,192
Mcgraw Hill Financial, Inc., Expiration May 2013, Exercise Price $35.00	41	205
Mcgraw Hill Financial, Inc., Expiration May 2013, Exercise Price $37.50	436	2,180
Murphy Oil Corp., Expiration July 2013, Exercise Price $52.50	183	6,588
News Corp., Inc. Expiration July 2013, Exercise Price $25.00	447	6,705
Noble Corp., Expiration September 2013, Exercise Price $28.00	421	19,366
OfficeMax, Inc., Expiration May 2013, Exercise Price $10.00	370	7,400
OfficeMax, Inc., Expiration May 2013, Exercise Price $8.00	132	1,320
OfficeMax, Inc., Expiration May 2013, Exercise Price $9.00	1,055	5,275
Pfizer, Inc., Expiration June 2013, Exercise Price $23.00	222	666
Pfizer, Inc., Expiration July 2013, Exercise Price $26.00	517	9,823
Pfizer, Inc., Expiration September 2013, Exercise Price $25.00	378	11340
SLM Corp., Expiration July 2013, Exercise Price $13.00	949	6,169
SLM Corp., Expiration July 2013, Exercise Price $16.00	220	2,530
SLM Corp., Expiration July 2013, Exercise Price $18.00	198	4,850
SPDR S&P 500 ETF Trust, Expiration June 2013, Exercise Price $155.00	322	64,078
SPDR S&P 500 ETF Trust, Expiration June 2013, Exercise Price $158.00	230	64,400
SPDR Financial Select Sector Fund, Expiration June 2013, Exercise Price $18.00	137	3,288
Sprint Nextel Corp., Expiration January 2014, Exercise Price $10.00	396	130,680

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013

Security		Contracts**	Value
PURCHASED PUT OPTIONS (Continued) - 0.3%
Valero Energy Corp., Expiration June 2013, Exercise Price $28.00		417	$ 3,128
Valero Energy Corp., Expiration June 2013, Exercise Price $34.00		103	3,708
Valero Energy Corp., Expiration June 2013, Exercise Price $38.00		103	12,875
Valero Energy Corp., Expiration September 2013, Exercise Price $33.00		109	11,391
Valero Energy Corp., Expiration September 2013, Exercise Price $35.00		104	16,120
Verizon Communications, Inc., Expiration July 2013, Exercise Price $38.00		92	415
Vivendi, Expiration May 2013, Exercise Price EUR 12.00		732	964
Williams Cos., Inc., Expiration May 2013, Exercise Price $28.00		955	2,865
TOTAL PURCHASED PUT OPTIONS (Cost - $1,524,045)			653,447

SHORT-TERM INVESTMENT - 1.8%		Interest
MONEY MARKET FUND - 1.8%	Shares	Rate
First American Government Obligations Fund	4,006,012	0.00%+	4,006,012
TOTAL SHORT-TERM INVESTMENT (Cost - $4,006,012)

TOTAL INVESTMENTS - 101.4% (Cost - $214,499,968)			$ 227,984,450
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4) %			(3,177,357)
NET ASSETS - 100.0%			$ 224,807,093

* Non-Income producing security.
** Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
*** Issuer in default on interest payments, non-interest producing security.
ADR- American Depositary Receipt.
+ Variable rate security. Interest rate is as of April 30, 2013.
^ Subject to call option written.

# All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at April 30, 2013.  Total collateral had a market value of $133,642,481 at April 30, 2013.

Security		Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS - (6.7) %
Abbott Labs, Expiration May 2013, Exercise Price $34.00		42	$ 12,600
American International Group, Expiration May 2013, Exercise Price $35.00		321	202,230
American International Group, Expiration May 2013, Exercise Price $36.00		730	401,500
American International Group, Expiration June 2013, Exercise Price $38.00		249	98,355
Anadarko Petroleum Corp., Expiration May 2013, Exercise Price $75.00		30	29,700
Anadarko Petroleum Corp., Expiration May 2013, Exercise Price $80.00		144	79,200
Anadarko Petroleum Corp., Expiration August 2013, Exercise Price $72.50		61	82,808
Anadarko Petroleum Corp., Expiration August 2013, Exercise Price $82.50		30	20,925
AT&T, Inc., Expiration June 2013, Exercise Price $36.00		1438	267,468
BB&T Corp., Expiration June 2013, Exercise Price $30.00		395	43,055
BP Plc-Spons ADR, Expiration October 2013, Exercise Price $41.00		1022	321,930
CBS Corp., Expiration June 2013, Exercise Price $40.00		782	484,840
CBS Corp., Expiration June 2013, Exercise Price $42.00		98	43,610
CenturyLink, Inc., Expiration July 2013, Exercise Price $34.00		1110	399,600
Citigroup, Inc., Expiration June 2013, Exercise Price $42.00		526	265,630
Clearwire Corp- Class A, Expiration June 2013, Exercise Price $3.00		150	6,750
Constellation Brands, Inc. - A, Expiration June 2013, Exercise Price $47.50		28	8,120
Constellation Brands, Inc. - A, Expiration June 2013, Exercise Price $45.00		27	13,365
Constellation Brands, Inc. - A, Expiration July 2013, Exercise Price $45.00		501	255,510
Corrections Corp. Of America, Expiration June 2013, Exercise Price $34.00		300	259,500
Corrections Corp. Of America, Expiration June 2013, Exercise Price $35.00		107	81,855
Corrections Corp. Of America, Expiration September 2013, Exercise Price $37.00		502	331,320
Deans Foods Co., Expiration June 2013, Exercise Price $16.00		861	284,130
Deans Foods Co., Expiration June 2013, Exercise Price $17.00		714	178,500

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013

Security	Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (6.7) %
Deans Foods Co., Expiration September 2013, Exercise Price $17.00	301	$ 87,290
DISH Network Corp., Expiration September 2013, Exercise Price $36.00	145	75,400
Dole Foods, Expiration July 2013, Exercise Price $10.00	1442	151,410
Eli Lilly & Co., Expiration July 2013, Exercise Price $55.00	573	94,545
Equinix Inc., Expiration June 2013, Exercise Price $200.00	26	44,980
Fifth Third Bancorp, Expiration May 2013, Exercise Price $16.00	2278	239,190
Freeport-McMoran Copper & Gold, Expiration May 2013, Exercise Price $31.00	931	52,136
Freeport-McMoran Copper & Gold, Expiration August 2013, Exercise Price $26.00	148	61,790
General Motors Co., Expiration September 2013, Exercise Price $26.00	161	86,135
General Motors Co., Expiration September 2013, Exercise Price $27.00	150	68,400
General Motors Co., Expiration June 2013, Exercise Price $25.00	1389	819,510
General Motors Co., Expiration June 2013, Exercise Price $26.00	154	76,615
General Motors Co., Expiration June 2013, Exercise Price $27.00	150	60,750
General Motors Co., Expiration June 2013, Exercise Price $29.00	250	60,000
Genworth Financial, Inc-Cl A, Expiration June 2013, Exercise Price $8.00	2062	437,144
Glencore Xstrata PLC, Expiration May 2013, Exercise Price GBP 32	28	3,370
Heinz (H.J.) Co., Expiration June 2013, Exercise Price $75.00	830	4,150
Heinz (H.J.) Co., Expiration September 2013, Exercise Price $75.00	316	1,580
Hess Corp., Expiration May 2013, Exercise Price $65.00	826	536,900
Huntsman Corp., Expiration May 2013, Exercise Price $16.00	584	175,200
Huntsman Corp., Expiration May 2013, Exercise Price $17.00	206	43,260
Huntsman Corp., Expiration May 2013, Exercise Price $18.00	145	18,125
Huntsman Corp., Expiration August 2013, Exercise Price $18.00	175	37,100
Ingersoll-Rand PLC, Expiration September 2013, Exercise Price $50.00	105	56,175
Ingersoll-Rand PLC, Expiration September 2013, Exercise Price $52.50	311	111,960
Intercontinental Exchange, Inc., Expiration June 2013, Exercise Price $110.00	127	666,115
Intercontinental Exchange, Inc., Expiration June 2013, Exercise Price $120.00	170	721,650
International Paper Co., Expiration July 2013, Exercise Price $45.00	446	153,870
J.P. Morgan Chase & Co., Expiration September 2013, Exercise Price $48.00	351	14,040
Keycorp, Expiration June 2013, Exercise Price $9.00	2928	298,656
Lamar Advertising Co., Expiration July 2013, Exercise Price $37.00	105	106,575
Liberty Global, Inc., Expiration July 2013, Exercise Price $55.00	94	170,610
Liberty Global, Inc., Expiration July 2013, Exercise Price $60.00	206	272,950
M&T Bank Corp, Expiration May 2013, Exercise Price $95.00	27	13,500
M&T Bank Corp., Expiration July 2013, Exercise Price $95.00	210	126,000
Mcgraw Hill Financial, Inc., Expiration May 2013, Exercise Price $40.00	654	915,600
Mcgraw Hill Financial, Inc., Expiration May 2013, Exercise Price $42.50	62	72,230
McMoran Exploration Co., Expiration May 2013, Exercise Price $16.00	1105	79,560
Murphy Oil Corp., Expiration July 2013, Exercise Price $57.50	368	204,240
News Corp., Inc., Expiration July 2013, Exercise Price $30.00	447	93,870
Noble Corp., Expiration September 2013, Exercise Price $34.00	421	189,450
OfficeMax, Inc., Expiration May 2013, Exercise Price $10.00	263	5,260
OfficeMax, Inc., Expiration August 2013, Exercise Price $11.00	1055	131,875
OfficeMax, Inc., Expiration August 2013, Exercise Price $12.00	370	25,900
Pfizer, Inc., Expiration June 2013, Exercise Price $27.00	562	128,136
Pfizer, Inc., Expiration June 2013, Exercise Price $28.00	222	28,638
Pfizer, Inc., Expiration July 2013, Exercise Price $30.00	517	24,299
SLM Corp., Expiration July 2013, Exercise Price $18.00	949	263,822
SLM Corp., Expiration July 2013, Exercise Price $19.00	220	41,910
SLM Corp., Expiration July 2013, Exercise Price $20.00	198	23,265
Metro PCS, Inc., Expiration May 2013, Exercise Price $10.00	3,486	676,284

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013

Security	Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (6.7) %
Metro PCS, Inc., Expiration June 2013, Exercise Price $11.00	398	$ 35,820
Metro PCS, Inc., Expiration August 2013, Exercise Price $10.00	1088	220,320
Metro PCS, Inc., Expiration August 2013, Exercise Price $11.00	804	98,088
Valero Energy Corp., Expiration June 2013, Exercise Price $32.00	626	525,840
Valero Energy Corp., Expiration June 2013, Exercise Price $39.00	103	27,295
Valero Energy Corp., Expiration June 2013, Exercise Price $42.00	103	13,699
Valero Energy Corp., Expiration September 2013, Exercise Price $38.00	109	48,505
Valero Energy Corp., Expiration September 2013, Exercise Price $40.00	104	36,920
Verizon Communications, Inc., Expiration July 2013, Exercise Price $42.00	3	3,630
Verizon Communications, Inc., Expiration July 2013, Exercise Price $43.00	11	12,100
Verizon Communications, Inc., Expiration July 2013, Exercise Price $45.00	262	231,215
Vivendi, Expiration May 2013, Exercise Price 15.50 EUR	213	48,239
Vivendi, Expiration May 2013, Exercise Price 16.00 EUR	519	85,421
Vodafone Group PLC, Expiration July 2013, Exercise Price $28.00	812	223,300
Williams Cos., Inc., Expiration May 2013, Exercise Price $34.00	955	396,325
Xstrata Plc, Expiration June 2013, Exercise Price GBP 10.00	12	4,194
Xstrata Plc, Expiration June 2013, Exercise Price GBP 10.50	38	5,901
TOTAL WRITTEN CALL OPTIONS - (Proceeds - $10,046,681)		15,040,733

SCHEDULE OF WRITTEN PUT OPTIONS - 0.0%
SPDR S&P 500 ETF Trust, Expiration June 2013, Exercise Price $148.00	321	27,606
SPDR S&P 500 ETF Trust, Expiration June 2013, Exercise Price $150.00	92	10,028
Pfizer, Inc., Expiration September 2013, Exercise Price $29.00	378	43,092
Sprint Nextel Corp., Expiration January 2014, Exercise Price $4.00	395	3,160
TOTAL WRITTEN PUT OPTIONS - (Proceeds - $107,684)		80,726

++ Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

	Shares
SECURITIES SOLD SHORT - (8.8) %
Aetna, Inc.	78,800	4,526,272
ASML Holding NV	78,465	5,835,503
Discovery Communications, Inc. *	20,758	1,636,146
Expedia, Inc.	2,745	153,281
IntercontinentalExchange, Inc. * ^	11,331	1,846,160
Kinder Morgan Management LLC *	13,601	1,200,557
Liberty Global, Inc. * ^	11,189	809,748
Liberty Global, Inc. *	13,332	901,910
M&T Bank Corp. ^	22,782	2,282,756
Markel Corp. *	509	272,951
Office Depot, Inc. *	12,764	49,269
TripAdvisor, Inc. *	3,759	197,648
TOTAL SECURITIES SOLD SHORT - (Proceeds - $17,037,346)		19,712,201

		Unrealized
LONG EQUITY SWAP CONTRACTS- 1.7%		Appreciation/ (Depreciation)
Apollo Residential Mortgage Equity Swap, JP Morgan - April 19, 2014		$ 32,797
to receive total return of Apollo Residential Mortageg less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,829,630)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013
Unrealized
LONG EQUITY SWAP CONTRACTS (Continued) - 1.7%	Appreciation/ (Depreciation)
AT&T, Inc. Equity Swap, JP Morgan - November 28, 2013	$ 383,291
to receive total return of AT&T less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,887,149)

Australian Infrastructure Equity Swap, JP Morgan - September 24, 2013	77,781
to receive total return of Australian Infrastructure less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $2,317,055)

Century Link, Inc. Equity Swap, JP Morgan - December 10, 2013	(147,630)
to receive total return of Century Link, Inc. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $4,317,900)

CNH Global NV ADR Equity Swap, JP Morgan - November 27, 2013	(83,792)
to receive total return of CNH Global NV ADR less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $632,689)

Copano Energy LLC Equity Swap, JP Morgan - March 17, 2014	974
to receive total return of Copano Energy LLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $15,592)

Coventry Healthcare, Inc. Equity Swap, JP Morgan - November 19, 2013	1,215,976
to receive total return of Coventry Healthcare, Inc. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $7,306,178)

Cymer, Inc. Equity Swap, JP Morgan - December 6, 2013	507,044
to receive total return of Cymer, Inc. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $7,012,943)

Grain Corp Ltd Equity Swap, JP Morgan - December 4, 2013	106,779
to receive total return of Grain Corp Ltd less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,389,189)

Grupo Modelo SA Equity Swap, JP Morgan - June 29, 2013	49,043
to receive total return of Grupo Modelo SA less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,806,400)

Heinz (H.J.) Co. Equity Swap, JP Morgan - March 11, 2014	(9,740)
to receive total return of Heinz (H.J) Co. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $6,422,386)

JP Morgan Chase & Co. Equity Swap, JP Morgan - November 21, 2013	1,351,797
to receive total return of JP Morgan Chase & Co. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $6,829,448)

Life Technologies Corp. Equity Swap, JP Morgan - April 29, 2014	(3,685)
to receive total return of Life Technologies Corp. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,220,843)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2013
			Unrealized
LONG EQUITY SWAP CONTRACTS (Continued) - 1.7%			Appreciation/ (Depreciation)
NYSC Euronext Equity Swap, JP Morgan - April 22, 2014			$ 149,560
to receive total return of NYSE Euronext less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,731,440)

Metro PCS, Inc. Equity Swap, JP Morgan - December 5, 2013			851,872
to receive total return of T-Mobile US, Inc. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $5,127,328)

Vivendi Equity Swap, JP Morgan - April 2, 2014			135,816
to receive total return of Vivendi less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,522,088)

WMS Industries Equity Swap, JP Morgan - March 13, 2014			41,162
to receive total return of WMS Industries less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,378,388)

Xstrata PLC Equity Swap, JP Morgan - February 10, 2014			(923,409)
to receive total return of Xstrata PLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $7,710,298)
TOTAL LONG EQUITY SWAP CONTRACTS			3,735,636

SHORT EQUITY SWAP CONTRACTS- 0.4%
ASM Lithography Holdings NV Equity Swap, JP Morgan - December 6, 2013			(49,698)
to pay total return of ASM Lithography Holdings NV less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $261,838)

Fiat Industrial Equity Swap, JP Morgan - November 26, 2013			(25,552)
to pay total return of Fiat Industrial less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $560,924)

Glencore Xstrata PLC Equity Swap, JP Morgan - September 12, 2013			893,635
to pay total return of Glencore Xstrata PLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $6,214,000)

Kinder Morgan Management LLC Utilities Equity Swap, JP Morgan - March 17, 2014			(1,466)
to pay total return of Kinder Morgan Management LLC Utilities less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $15,374)
TOTAL SHORT EQUITY SWAP CONTRACTS			816,919

TOTAL EQUITY SWAP CONTRACTS			$ 4,552,555

Portfolio Composition * - (Unaudited)
Financial	38.37%	Basic Materials	3.60%
Consumer, Non-cyclical	15.58%	Short-Term Investment	1.76%
Energy	15.01%	Funds	0.89%
Communications	13.55%	Industrial	1.14%
Consumer, Cyclical	9.30%	Technology	0.80%
		Total	100.00%
* Based on total value of investments as of April 30, 2013
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Bonds broadly started the fiscal year in negative territory but quickly moved into positive territory by the end of the second fiscal quarter. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the second fiscal quarter in positive territory up 1.9 percent.  This was quite the improvement over the previous fiscal quarter when these same bonds fell 0.7 percent, bringing six-month performance to 1.4 percent.  Long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, rose 5 percent over the second fiscal quarter.  This positive performance was a great contrast to the 3.9 percent drop in the first fiscal quarter.  Broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, closed the second fiscal quarter up 1.6 percent likely due to the strong performance of high-yield bonds and bank loans.   Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, outperformed broad investment-grade bonds, gaining 2.5 percent in the second fiscal quarter.  Over the six-month period ending April 30, 2013, broad investment-grade bonds and corporate bonds rose 0.9 percent and 1.7 percent, respectively.

Long-term Treasuries seemed to slightly underperform the intermediate-term Treasuries over the fiscal year-to-date.  During the six-month period ending April 30, 2013, long-term Treasuries rose 0.9 percent, while intermediate-term Treasuries rose 1.4 percent.  The Sub-Adviser continues to maintain a relative underweight to Treasuries in general, which slightly detracted from relative performance over the last six months.   As the quarter progressed, the U.S. economy showed signs of life and the focus on the fiscal cliff shifted away from the economic news forefront.  Over the past 12 months, long-term and intermediate-term Treasuries were up 7.0 percent and 3.1 percent, respectively.

The Sub-Adviser continued to overweight bank loan debt through the end of the second fiscal quarter as they gravitated towards it for the yield advantage.  Both high-yield bonds and bank loans generally outperformed the majority of the other fixed income sectors.  What the Sub-Adviser believes to be solid fundamentals, attractive valuations, and low defaults seemed to contribute to the strong performance of the high-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased 7.2 percent over the six-month period, outperforming both investment-grade bonds and Treasuries, in general. After reducing the Fund’s exposure to high-yield bonds during the first fiscal quarter, the Sub-Adviser eventually added 3.5 percent to their high-yield exposure by the end of the second fiscal quarter.

The Sub-Adviser started the fiscal year with an underweight to non-agency mortgage-backed securities, as it continued to be concerned with volatility and uncertainty in the space.  Mortgage-backed securities as a whole, as measured by the BofA ML Mortgage Master Index, rose only 0.4 percent during the six-month period. This underweight did benefit relative performance. In addition, the Sub-Adviser’s decision to specifically overweight commercial mortgage-backed securities (CMBS) strongly contributed to relative performance over the six months.   Commercial mortgage-backed securities in general, as measured by the BofA ML CMBS Fixed Rate Index, rose 1.8 percent over the same time period. In the second fiscal quarter, the Sub-Adviser also underweighted non-financial services sectors like the telecommunications sector as it started to underperform.   The telecommunications sector, in general, experienced weaker than expected operating metrics.  Specifically, companies like Earthlink (270321AC6) and American Rock Salt (02932XAA4) felt significant losses in the second fiscal quarter.

While the Sub-Adviser has retained an optimistic outlook on the U.S. economy, it does not anticipate that the economy will see substantial growth, but rather may see low-to-moderate growth around the 2 percent rate.  The Sub-Adviser continues to hold more bank loan debt, with floating interest rates, compelling spreads, covenant protection, and attractive absolute yields, as they believe loans can perform well in both stable and rising rate environments.  The Sub-Adviser also believes that investors are focusing on easy monetary policy, low rates, steady corporate earnings, and an overall improving U.S. economic backdrop as rationale to reduce cash balances to the benefit of risk assets.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	2.22%	5.79%	6.07%	6.42%	5.31%
Class C Class A with load of 4.50% Class A without load	1.86% (2.47)% 2.10%	5.00% 0.79% 5.56%	5.29% 4.21% 5.81%	5.63% 5.18% 6.15%	4.53% 4.91%* 5.67%*
Morningstar Intermediate-Term Bond Category	1.71%	5.62%	5.97%	5.78%	4.76%
Barclays Aggregate Bond Index	0.90%	3.68%	5.51%	5.72%	5.90%

*Class A commenced operations on January 3, 2007.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.15% for Class N, 1.90% for Class C and 1.40% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30, 2013

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CORPORATE NOTES & BONDS - 59.7%
ADVERTISING - 0.2%
inVentiv Health, Inc. - 144A	$ 120,000	9.0000%	1/15/2018	$ 126,750
WPP Finance 2010	150,000	3.6250	9/7/2022	153,160
				279,910
AEROSPACE/DEFENSE - 0.2%
AAR Corp -144A	235,000	7.2500	1/15/2022	259,088

AGRICULTURE - 0.3%
American Rock Salt Co. LLC/American Rock Capital Corp. - 144A	375,000	8.2500	5/1/2018	364,688

AIRLINES - 1.9%
Air Canada 2013-1 Class B Pass Through Trust 144A	114,500	5.3750	5/15/2021	114,500
Continental Airlines 1997-4 Class A Pass Through Trust	521,632	6.9000	1/2/2018	563,363
Continental Airlines 2009-2 Class A Pass Through Trust	262,974	7.2500	11/10/2019	308,337
Delta Air Lines 2009-1 Class A Pass Through Trust	352,796	7.7500	12/17/2019	412,771
Delta Air Lines 2011-1 Class A Pass Through Trust	347,223	5.3000	4/15/2019	385,418
Delta Air Lines 2012-1 Class A Pass Through Trust	470,000	4.7500	5/7/2020	512,300
				2,296,689
APPAREL - 0.3%
Jones Group, Inc./ Apparel Group Hold / Apparel Group USA / Footwear Acc Retail	295,000	6.8750	3/15/2019	320,813

AUTO MANUFACTURERS - 0.2%
Automotores Gildemeister SA - 144A	235,000	6.7500	1/15/2023	241,756

AUTO PARTS & EQUIPMENT - 0.3%
American Axle & Manufacturing Inc	255,000	6.2500	3/15/2021	269,981
TRW Automotive Inc 144A	85,000	4.5000	3/1/2021	88,188
				358,169
AUTOMOBILE ABS - 3.4%
AmeriCredit Automobile Receivables Trust 2012-4 C	640,000	1.9300	8/8/2018	650,500
AmeriCredit Automobile Receivables Trust 2012-3 D	610,000	3.0300	7/9/2018	635,646
Avis Budget Rental Car Funding AESOP LLC 2013-3 D 144A	625,000	1.9200	9/20/2019	636,297
Capital Auto Receivables Asset Trust 2013-1 C	590,000	1.7400	10/22/2018	593,464
Hertz Vehicle Financing LLC 2013-1A A1 - 144A	590,000	1.1200	8/25/2017	593,007
Santander Drive Auto Receivables Trust 2012-3 C	380,000	3.0100	4/16/2019	665,007
Santander Drive Auto Receivables Trust 2013-1 D	640,000	2.2700	1/15/2019	382,005
				4,155,926
BANKS - 11.4%
Banco de Credito e Inversiones-144A	325,000	4.0000	2/11/2023	327,760
Banco Santander Chile-144A	600,000	3.8750	9/20/2022	615,720
Banco Votorantim SA-144A	275,000	7.3750	1/21/2020	318,313
Bank of America Corp	765,000	5.6250	7/1/2020	907,581
Bank of America Corp	360,000	5.7500	8/15/2016	399,879
Bank of India/London-144A	305,000	3.6250	9/21/2018	307,574
Barclays Bank PLC-144A	270,000	6.0500	12/4/2017	305,069
Capital One Financial Corp	545,000	6.1500	9/1/2016	623,949
Citigroup Inc	570,000	4.0500	7/30/2022	592,349
Goldman Sachs Group, Inc.	190,000	6.0000	6/15/2020	228,654
Goldman Sachs Group, Inc.	375,000	5.7500	1/24/2022	448,539
HSBC USA Inc	300,000	1.6250	1/16/2018	302,334
Intesa Sanpaolo SpA	230,000	3.1250	1/15/2016	230,064
JPMorgan Chase & Co	40,000	6.1250	6/27/2017	46,987
JPMorgan Chase & Co	455,000	4.4000	7/22/2020	514,735
JPMorgan Chase & Co	510,000	3.2500	9/23/2022	523,028

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BANKS - 11.4% (continued)
JPMorgan Chase & Co	$ 470,000	3.3750%		5/1/2023	$ 468,271
JPMorgan Chase & Co	125,000	7.9000	+	Perpetual	145,735
JPMorgan Chase & Co	300,000	5.1500	+	Perpetual	304,601
KeyCorp	380,000	5.1000		3/24/2021	448,484
Korea Finance Corp	230,000	4.6250		11/16/2021	258,707
Macquarie Bank Ltd-144A	17,000	6.6250		4/7/2021	19,438
Morgan Stanley	180,000	5.5500		4/27/2017	204,210
Morgan Stanley	410,000	5.5000		7/28/2021	480,533
Morgan Stanley	225,000	6.3750		7/24/2042	286,367
Regions Financial Corp	545,000	5.7500		6/15/2015	592,688
Regions Financial Corp	320,000	2.0000		5/15/2018	318,800
Resona Bank Ltd.-144A	165,000	5.8500	+	Perpetual	177,870
Sberbank of Russia Via SB Capital SA-144A	300,000	4.9500		2/7/2017	324,150
State Bank of India/London-144A	310,000	3.2500		4/18/2018	309,702
Turkiye Garanti Bankasi AS-144A	330,000	5.2500		9/13/2022	360,525
UBS AG/Stamford CT	650,000	7.6250		8/17/2022	754,994
VTB Bank OJSC Via VTB Capital SA-144A	530,000	6.0000		4/12/2017	577,038
Wells Fargo & Co	980,000	3.4500		2/13/2023	1,002,054
Yapi ve Kredi Bankasi AS-144A	290,000	4.0000		1/22/2020	291,261
					14,017,963
CHEMICALS - 2.1%
Alpek SA de CV-144A	425,000	4.5000		11/20/2022	444,656
EuroChem Mineral & Chemical Co OJSC via EuroChem GI Ltd.-144A	300,000	5.1250		12/12/2017	307,875
Hexion US Finance Corp.	75,000	6.6250		4/15/2020	78,563
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC-144A	305,000	8.8750		2/1/2018	317,581
Hexion US Finance Corp.-144A	225,000	6.6250		4/15/2020	235,688
Ineos Finance PLC-144A	235,000	8.3750		2/15/2019	265,844
Methanex Corp.	245,000	3.2500		12/15/2019	250,819
NewMarket Corp.-144A	305,000	4.1000		12/15/2022	318,557
Nufarm Australia Ltd.-144A	235,000	6.3750		10/15/2019	239,994
Tronox Finance LLC-144A	175,000	6.3750		8/15/2020	175,219
					2,634,796
COMMERCIAL MBS - 7.8%
A10 Securitization LLCA10 2013-1 B 144A	300,000	4.1200		11/15/2025	299,963
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 A4B	580,000	4.9430		9/11/2042	632,455
Bear Stearns Commercial Mortgage Securities Trust 2007-T28 A3	127,187	5.7930		9/11/2042	131,341
Mortgage Trust CD 2006-CD2 A3	620,000	5.5472	+	1/15/2046	652,445
Mortgage Trust COMM 2007-C9 A4	675,000	5.9933	+	12/10/2049	796,131
Commercial Mortgage Trust 2007-GG9 A4	650,000	5.4440		3/10/2039	744,112
Extended Stay America Trust 2013-ESH7 A27-144A	300,000	2.9575		12/5/2031	309,834
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 A4	600,000	6.0588	+	4/15/2045	680,024
LB-UBS Commercial Mortgage Trust 2007-C7 A3	81,842	5.8660	+	9/15/2045	94,957
ML-CFC Commercial Mortgage Trust 2006-4 A3	245,000	5.1720	+	12/12/2049	276,421
Morgan Stanley Capital I Trust 2005-IQ10 A4B	510,000	5.2840	+	9/15/2042	563,451
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.8758	+	4/15/2049	240,058
Morgan Stanley Capital I Trust 2007-T27 A4	440,000	5.8157	+	6/11/2042	512,679
Morgan Stanley Capital I Trust 2008-T29 A4	2,415,000	6.4520	+	1/11/2043	2,932,247
Wachovia Bank Commercial Mortgage Trust Series 2007-C33 A4	600,000	6.1222	+	2/15/2051	701,504
					9,567,622

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
COMMERCIAL SERVICES - 0.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.-144A	$ 295,000	5.5000%		4/1/2023	$ 305,694
Ceridian Corp-144A	5,000	11.0000		3/15/2021	5,631
Iron Mountain, Inc.	320,000	5.7500		8/15/2024	331,200
Rent-A-Center, Inc.-144A	95,000	4.7500		5/1/2021	96,188
United Rentals North America, Inc.	285,000	7.3750		5/15/2020	324,188
					1,062,901
COMPUTERS - 0.2%
NCR Corp-144A	220,000	4.6250		2/15/2021	221,100

DISTRIBUTION / WHOLESALE - 0.1%
HD Supply, Inc.	120,000	10.5000		1/16/2013	126,300

DIVERSIFIED FINANCIAL SERVICES - 3.1%
Aircastle Ltd.	220,000	7.6250		4/15/2020	260,700
Aircastle Ltd.	250,000	6.2500		12/1/2019	280,000
Carlyle Holdings Finance LLC-144A	295,000	3.8750		2/1/2023	308,270
Ford Motor Credit Co. LLC	270,000	5.7500		2/1/2021	312,648
General Electric Capital Corp.	500,000	4.6500		10/17/2021	571,870
General Electric Capital Corp.	300,000	7.1250	+	Perpetual	351,796
General Motors Financial Co., Inc.-144A	240,000	4.7500		8/15/2017	252,000
International Lease Finance Corp.	345,000	6.2500		5/15/2019	385,538
International Lease Finance Corp.	95,000	3.8750		4/15/2018	96,544
Jefferies Group LLC	70,000	5.1250		1/20/2023	75,990
Legg Mason, Inc.	255,000	5.5000		5/21/2019	278,300
Macquarie Group Ltd.-144A	250,000	6.2500		1/14/2021	283,655
SLM Corp.	420,000	5.5000		1/25/2023	419,882
					3,877,193
ELECTRIC - 0.5%
Cent Elet Brasileiras SA	240,000	5.7500		10/27/2021	261,394
Dominion Resource,s Inc.	85,000	8.8750		1/15/2019	116,003
Electricite de France SA-144A +	315,000	5.2500	+	Perpetual	317,448
					694,845
ELECTRONICS - 0.2%
Rexel SA-144A	245,000	5.2500		4/3/2013	259,700

ENTERTAINMENT - 0.6%
Isle of Capri Casinos, Inc.-144A	250,000	5.8750		3/15/2021	252,188
Six Flags Entertainment Corp.-144A	245,000	5.2500		1/15/2021	254,188
United Artists Theatre Circuit Inc 1995-A Pass Through Trust *	2,934	9.3000		7/1/2015	2,989
WMG Acquisition Corp.-144A	180,000	6.0000		1/15/2021	192,150
					701,515
FOOD - 0.8%
Chiquita Brands International, Inc. / Chiquita Brands LLC-144A	160,000	7.8750		2/5/2013	172,000
Flowers Foods, Inc.	300,000	4.3750		4/3/2012	309,945
Hawk Acquisition Sub, Inc.-144A	490,000	4.2500		4/1/2013	497,350
					979,295
FOREST PRODUCTS & PAPER - 0.2%
Sappi Papier Holding GmbH-144A	235,000	7.7500		7/15/2017	260,850

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
HEALTHCARE - PRODUCTS - 0.2%
Boston Scientific Corp.	$ 205,000	6.0000%		1/15/2020	$ 242,501

HEALTHCARE - SERVICES - 0.4%
HCA, Inc.	235,000	6.5000		2/15/2020	272,012
Tenet Healthcare Corp.	80,000	6.2500		11/1/2018	90,400
Tenet Healthcare Corp.-144A	140,000	4.5000		4/1/2021	143,150
					505,562
HOLDING COMPANIES - DIVERSIFIED - 0.7%
Hutchison Whampoa International 12 Ltd.-144A +	370,000	6.0000	+	Perpetual	398,675
MMI International Ltd.-144A	240,000	8.0000		3/1/2017	247,200
Tenedora Nemak SA de CV-144A	255,000	5.5000		2/28/2023	266,156
					912,031
HOME BUILDERS - 0.5%
Brookfield Residential Properties, Inc.-144A	245,000	6.5000		12/15/2020	264,906
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.-144A	310,000	5.2500		4/15/2021	317,750
					582,656
HOME EQUITY ABS - 1.6%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.0870		2/28/2041	612,002
Credit Suisse First Boston Mortgage Securities Corp. 2004-CF2 1M1 144A(a)	342,061	5.2500		1/25/2043	374,426
GSAA Trust 2005-1 AF4 (a)	580,000	5.5352		11/25/2034	616,975
Security National Mortgage Loan Trust 2004-1A AF3 144A+	369,723	6.4200		6/25/2032	346,598
					1,950,001
HOUSEHOLD PRODUCTS / WARES - 0.5%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	580,000	5.7500		10/15/2020	609,000

INSURANCE - 1.6%
American International Group, Inc.	525,000	4.8750		6/1/2022	604,661
Chubb Corp.	85,000	6.3750	+	3/29/2067	94,987
CNA Financial Corp.	355,000	5.8750		8/15/2020	424,049
Lincoln National Corp.	295,000	4.2000		3/15/2022	325,942
Prudential Financial, Inc.	120,000	5.8750	+	9/15/2042	129,974
Prudential Financial, Inc.	425,000	5.2000	+	3/15/2044	434,031
					2,013,644
INTERNET - 0.1%
Equinix, Inc.	130,000	4.8750		4/1/2020	136,500

IRON / STEEL - 1.0%
Carpenter Technology Corp.	300,000	4.4500		3/1/2023	312,559
Gerdau Trade, Inc.-144A	370,000	4.7500		4/15/2023	366,374
United States Steel Corp	305,000	6.8750		4/1/2021	315,675
Vale Overseas Ltd.	190,000	4.3750		1/11/2022	200,902
					1,195,510
LODGING - 0.9%
Boyd Gaming Corp.-144A	230,000	9.0000		7/1/2020	243,225
MGM Resorts International-144A	235,000	6.7500		10/1/2020	258,500
Station Casinos LLC-144A	275,000	7.5000		3/1/2021	289,094
Wyndham Worldwide Corp.	320,000	3.9000		3/1/2023	328,348
					1,119,167
MEDIA - 1.1%
Clear Channel Communications, Inc.-144A	100,000	9.0000		12/15/2019	100,500
Clear Channel Worldwide Holdings, Inc.	160,000	7.6250		3/15/2020	270,625
Time Warner Cable, Inc.	190,000	5.0000		2/1/2020	572,347
Univision Communications, Inc.-144A	150,000	8.5000		5/15/2021	392,000
					1,335,472

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
METAL FABRICATE/HARDWARE - 0.2%
TMK OAO Via TMK Capital SA-144A	$ 245,000	6.7500%	4/3/2020	$ 240,713

MINING - 0.3%
Eldorado Gold Corp.-144A	105,000	6.1250	12/15/2020	107,625
Vedanta Resources PLC-144A	255,000	9.5000	7/18/2018	293,250
				400,875
MISCELLANEOUS MANUFACTURING - 0.2%
Bombardier, Inc. - 144A	235,000	6.1250	1/15/2023	255,269

OFFICE/BUSINESS EQUIPMENT - 0.4%
Xerox Corp.	425,000	4.5000	5/15/2021	462,042

OIL & GAS - 3.3%
BreitBurn Energy Partners LP / BreitBurn Finance Corp	190,000	7.8750	4/15/2022	209,950
Calumet Specialty Products Partners LP/Calumet Finance Corp-144A	235,000	9.6250	8/1/2020	268,488
Chesapeake Energy Corp.	220,000	6.6250	8/15/2020	249,975
Gazprom OAO Via Gaz Capital SA-144A	480,000	3.8500	2/6/2020	485,943
Lukoil International Finance BV-144A	310,000	4.5630	4/24/2023	314,650
Novatek OAO via Novatek Finance Ltd.-144A	305,000	4.4220	12/13/2022	306,705
Petrobras International Finance Co. - Pifco	300,000	5.3750	1/27/2021	331,633
Petroleos Mexicanos-144A	395,000	3.5000	1/30/2023	402,900
Phillips 66	630,000	4.3000	4/1/2022	704,584
Phillips 66	195,000	5.8750	5/1/2042	241,231
Plains Exploration & Production Co.	235,000	6.8750	2/15/2023	267,313
Rowan Cos., Inc.	255,000	4.8750	6/1/2022	281,637
				4,065,009
OIL & GAS SERVICES - 0.5%
Cie Generale de Geophysique - Veritas	235,000	6.5000	6/1/2021	248,806
Expro Finance Luxembourg SCA-144A	235,000	8.5000	12/15/2016	250,275
Weatherford International Ltd.	175,000	4.5000	4/15/2022	186,407
				685,488
OTHER ABS - 1.2%
Countrywide Asset-Backed Certificates 2005-1 AF5A (a)	300,000	5.4970	7/25/2035	305,869
Great America Leasing Receivables 2013-1 A4 144A	625,000	1.1600	5/15/2018	628,671
Marriott Vacation Club Owner Trust 2012-1A A 144A	541,720	2.5100	5/20/2030	554,214
				1,488,754
PACKAGING & CONTAINERS - 0.1%
Sealed Air Corp.-144A	115,000	5.2500	4/1/2023	117,012

PHARMACEUTICALS - 0.6%
Cardinal Health, Inc.	160,000	3.2000	3/15/2023	162,520
Mylan, Inc.-144A	365,000	3.1250	1/15/2023	363,900
Valeant Pharmaceuticals International-144A	220,000	6.3750	10/15/2020	244,750
				771,170
PIPELINES - 1.4%
El Paso Pipeline Partners Operating Co. LLC	345,000	7.5000	11/15/2040	468,769
Energy Transfer Partners LP	725,000	5.2000	2/1/2022	830,355
Energy Transfer Partners LP	205,000	6.5000	2/1/2042	247,789
Williams Cos., Inc.	230,000	3.7000	1/15/2023	232,797
				1,779,710

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
REITS - 1.3%
AvalonBay Communities, Inc.	$ 395,000	2.9500%		9/15/2022	$ 399,939
DDR Corp	210,000	7.8750		9/1/2020	271,175
Digital Realty Trust LP	335,000	5.2500		3/15/2021	379,698
Highwoods Realty LP	305,000	3.6250		1/15/2023	306,570
Ventas Realty LP / Ventas Capital Corp.	95,000	4.2500		3/1/2022	103,922
Ventas Realty LP / Ventas Capital Corp.	205,000	3.2500		8/15/2022	209,135
					1,670,439
RETAIL - 0.7%
Claire's Stores, Inc.-144A	220,000	9.0000		3/15/2019	251,900
CVS Pass-Through Trust-144A	107,456	7.5070		1/10/2032	142,784
Landry's, Inc.-144A	125,000	9.3750		5/1/2020	136,719
QVC, Inc.-144A	310,000	4.3750		3/15/2023	318,116
					849,519
SAVINGS & LOANS - 0.3%
Santander Holdings USA, Inc.	320,000	3.0000		9/24/2015	329,344

SEMICONDUCTORS - 0.3%
Sensata Technologies BV-144A	370,000	4.8750		10/15/2023	380,175

SOFTWARE - 0.9%
Dun & Bradstreet Corp.	305,000	4.3750		12/1/2022	315,115
First Data Corp.	245,000	11.2500		3/31/2016	250,512
First Data Corp.-144A	300,000	6.7500		11/1/2020	323,250
First Data Corp.-144A	240,000	10.6250		6/15/2021	248,100
					1,136,977
TELECOMMUNICATIONS - 2.9%
AT&T, Inc.	315,000	3.8750		8/15/2021	349,425
Bharti Airtel International Netherlands BV-144A	245,000	5.1250		3/11/2023	252,987
CenturyLink, Inc.	520,000	6.4500		6/15/2021	574,862
Cincinnati Bell, Inc.	245,000	8.3750		10/15/2020	263,987
Digicel Group Ltd.-144A	200,000	8.2500		9/30/2020	215,000
EarthLink, Inc.	175,000	8.8750		5/15/2019	181,125
Frontier Communications Corp.	235,000	7.1250		1/15/2023	244,106
Intelsat Jackson Holdings SA-144A	195,000	6.6250		12/15/2022	210,356
Koninklijke KPN NV-144A +	245,000	7.0000	+	3/28/2073	246,042
Telefonica Emisiones SAU	265,000	4.5700		4/27/2023	272,492
UPCB Finance VI Ltd.-144A	175,000	6.8750		1/15/2022	191,625
Wind Acquisition Finance SA-144A	250,000	11.7500		7/15/2017	267,187
Windstream Corp.	235,000	7.7500		10/15/2020	258,206
					3,527,400
TOBACCO - 0.7%
Imperial Tobacco Finance PLC	500,000	3.5000		2/11/2023	513,092
Reynolds American, Inc.	300,000	3.2500		11/1/2022	303,279
					816,371
TRANSPORTATION - 0.6%
CHC Helicopter SA	235,000	9.2500		10/15/2020	251,744
Gulfmark Offshore, Inc.	230,000	6.3750		3/15/2022	241,500
Norfolk Southern Corp.-144A	300,000	2.9030		2/15/2023	305,594
					798,838

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
WL COLLATERAL CMO - 0.5%
Merrill Lynch Mortgage Investors Trust Series 2007-3 3A1	$ 253,546	6.1240	% +	9/25/2037	$ 277,467
WaMu Mortgage Pass Through Certificates 2003-S8 A2	290,692	5.0000		9/25/2018	291,273
					568,740

TOTAL CORPORATE NOTES & BONDS (Cost - $70,948,092)					73,627,008

FOREIGN GOVERNMENT BOND - 0.5%
Mexico Government International Bond	295,000	4.7500		3/8/2044	327,155
Morocco Government International Bond-144A	300,000	4.2500		12/11/2022	310,500
TOTAL FOREIGN GOVERNMENT BOND (Cost - $593,418)					637,655

MUNICIPAL - 0.3%
Rockdale County Water & Sewerage Authority (Cost -$305,000)	305,000	3.0600		7/1/2024	315,794

U.S. GOVERNMENT & AGENCIES - 29.3%
U.S. GOVERNMENT AGENCY - 12.2%
Federal National Mortgage Association	485,000	0.0000	(b)	10/9/2019	432,519
Fannie Mae Pool 310041	359,281	6.5000		5/1/2037	402,780
Fannie Mae Pool 703391	446,667	5.0000		5/1/2033	486,026
Fannie Mae Pool 735061	100,908	6.0000		11/1/2034	110,870
Fannie Mae Pool 866009	168,329	6.0000		3/1/2036	185,293
Fannie Mae Pool 880117	74,744	5.5000		4/1/2036	82,079
Fannie Mae Pool 889883	1,272,233	6.5000		3/1/2038	1,413,409
Fannie Mae Pool 909141	37,243	6.0000		1/1/2038	40,951
Fannie Mae Pool 909153	34,469	6.0000		2/1/2038	38,004
Fannie Mae Pool 909175	84,904	5.5000		4/1/2038	92,999
Fannie Mae Pool 909220	188,227	6.0000		8/1/2038	206,727
Fannie Mae Pool 909223	100,533	6.0000		8/1/2038	111,733
Fannie Mae Pool 929191	256,020	6.0000		3/1/2038	281,507
Fannie Mae Pool 931983	749,369	5.5000		9/1/2039	820,817
Fannie Mae Pool 931995	137,636	5.0000		9/1/2039	153,985
Fannie Mae Pool 938574	678,293	5.5000		9/1/2036	745,168
Fannie Mae Pool 962752	82,091	5.0000		4/1/2038	92,702
Fannie Mae Pool 975649	439,069	6.0000		7/1/2038	488,693
Fannie Mae Pool AA7001	507,337	5.0000		6/1/2039	567,599
Fannie Mae Pool AD0727	875,176	6.0000		8/1/2039	962,120
Fannie Mae Pool AE2496	503,261	4.5000		9/1/2040	565,102
Fannie Mae Pool AO8769	2,846,793	3.5000		8/1/2042	3,058,790
Freddie Mac Gold Pool A46224	250,334	5.0000		7/1/2035	271,030
Freddie Mac Gold Pool A62582	44,391	6.0000		6/1/2037	48,752
Freddie Mac Gold Pool G01499	47,260	7.0000		1/1/2033	54,120
Freddie Mac Gold Pool G01980	554,415	5.0000		12/1/2035	603,138
Freddie Mac Gold Pool G03660	350,201	6.0000		12/1/2037	384,008
Freddie Mac Gold Pool G05888	163,168	5.5000		10/1/2039	177,383
Freddie Mac Gold Pool G06380	1,429,970	6.5000		2/1/2035	1,623,457
Government National Mortgage Association 2012-147 AK	507,050	2.5858	+	4/16/2054	556,321
					15,058,082
U.S. TREASURY OBLIGATIONS - 17.1%
United States Treasury Note	2,110,000	0.2500		3/31/2015	2,111,566
United States Treasury Note	18,400,000	2.0000		2/15/2023	18,943,370
					21,054,936

TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $35,310,048)					36,113,018

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BANK LOANS - 7.1%
AdvancePierre Foods	$ 245,000	8.2500	% +	10/10/2017	$ 252,350
Affinia Group Inc.	88,000	5.2500	+	4/2/2020	89,210
Alcatel Lucent USA Inc	251,370	7.2500	+	12/4/2018	258,111
Alcatel Lucent USA Inc	18,000	5.2500	+	6/4/2018	18,316
Alliance Laundry Systems LLC	373,570	4.5000	+	12/31/2018	378,239
American Renal Holdings, Inc.	280,000	7.2500	+	2/20/2020	283,382
Ameriforge Group	60,000	4.0000	+	1/31/2019	60,938
Ameriforge Group	40,000	7.7500	+	1/21/2021	41,075
Blue Coat Systems Inc	298,496	5.7500	+	2/15/2018	301,856
Capital Automotive LP	28,000	5.5000	+	3/28/2021	28,840
CBAC Borrower, LLC	57,000	-	+	4/26/2020	56,430
CCC Information Services	100,748	5.2500	+	12/5/2019	102,133
CDW LLC	150,000	-	+	4/15/2020	150,657
Centaur Acquistion	50,000	4.0000	+	12/31/2019	50,906
Ceridian Corp	239,475	5.7500	+	5/9/2017	244,093
Chrysler Group LLC	224,438	4.9800	+	4/28/2017	227,888
Clear Channel Communication	160,000	3.6500	+	1/29/2016	147,145
Commerical Barge Line Co.	336,000	5.0000	+	7/31/2020	339,570
Crossmark Holdings, Inc.	329,175	4.5000	+	1/31/2019	329,833
Cyanco Intermediate Corp	110,000	-	+	4/30/2020	108,900
Doncasters Group Ltd	230,000	4.2500	+	3/12/2020	232,588
FMG Resources	299,250	5.2500	+	10/18/2017	305,085
Frac Tech International LLC	235,000	8.5000	+	4/19/2016	232,686
Go Daddy	239,394	5.5000	+	12/17/2018	241,279
HawkerJ Beechcraft	250,000	-	+	12/31/2020	250,470
Hostess Brands Inc	205,000	6.7500	+	3/12/2020	210,381
Houghton International Inc.	244,388	5.7500	+	11/20/2019	248,664
Hubbard Broadcasting	44,000	4.7500	+	4/28/2017	44,825
INC Research LLC	91,381	5.7500	+	7/20/2018	92,523
Integra Telecom	191,000	6.0000	+	2/20/2019	195,377
Inventiv Health Inc.	119,990	6.0000	+	8/4/2016	119,340
IStar	242,616	3.5000	+	10/15/2017	245,914
Navistar Inc	167,400	5.5000	+	8/17/2017	170,905
Noranda Aluminum Acquistion	188,524	5.7500	+	2/28/2019	191,352
Pharmaceutical Research	243,625	6.5000	+	11/7/2017	247,889
Rite Aid Corp	16,000	5.0000	+	12/31/2021	16,640
Riverbed Technology	43,825	4.0000	+	10/29/2019	44,701
RP Crown Parent LLC	57,855	6.7500	+	12/14/2018	57,819
Saxon Energy Services Inc.	209,000	4.2500	+	12/31/2019	211,417
SESAC Inc	108,728	4.7500	+	2/8/2019	110,019
Seven Sea Cruises	310,000	3.5000	+	12/21/2018	314,650
Sorenson Communications Inc.	185,000	8.2500	+	10/31/2014	188,700
Supervalu Inc.	141,000	5.0000	+	3/21/2019	143,433
Surgery Center	136,000	4.7500	+	3/18/2019	135,782
Tower Automotive Holdings	147,000	4.5000	+	4/16/2020	149,068
Tribune Co.	81,795	4.0000	+	11/28/2019	82,911
Tronox Inc	155,000	-	+	7/31/2020	157,527
United Surgical Partners Intl	97,000	-	+	4/3/2049	97,849
Walter Investment MGMT	280,405	5.7500	+	11/28/2017	285,838
Zuffa, LLC	307,830	4.0000	+	2/19/2020	309,883
TOTAL BANK LOANS (Cost - $8,687,322)					8,805,387

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013
PREFERRED STOCK - 0.6%	Shares	Dividend Rate
BANKS - 0.4%
GMAC Capital Trust I	17,600	8.1250	% +	2/15/2040	482,064

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Citigroup Capital XIII	7,200	7.8750	+	10/30/2040	203,328

TOTAL PREFERRED STOCK (Cost - $620,000)					685,392
SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2013

		Interest
Security	Shares	Rate		Value
SHORT-TERM INVESTMENTS - 3.6%
MONEY MARKET FUND - 3.6%
Fidelity Institutional Money Market Funds - Government Portfolio	4,488,039	0.0100	% +	$ 4,488,039
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,488,039)

TOTAL INVESTMENTS - 101.1% (Cost - $120,951,919) (c)				$ 124,672,293
OTHER LIABILITIES LESS ASSETS - (1.1) %				(1,297,236)
NET ASSETS - 100.0%				$ 123,375,057

ABS - Asset Backed Security
CMO - Collateralized Mortgage Obligation
MBS - Mortgage Back Security
REIT - Real Estate Investment Trust
+ Variable rate security. Interest rate is as of April 30, 2013.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2013.
(b) Zero coupon security. Payment received at maturity.

Portfolio Composition * - (Unaudited)
Corporate Notes & Bonds	59.06%	Preferred Stocks		0.55%
U.S. Government & Agencies Notes & Bonds	28.97%	Foreign Government		0.51%
Bank Loans	7.06%	Municipal		0.25%
Short-Term Investment	3.60%	Total		100.00%

* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

For the six-month period ending April 30, 2013, high-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, continued to significantly outperform broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, and broad Treasuries, as measured by the BofA ML Treasury Master Index. High-yield bonds increased 7.2 percent, while broad investment-grade bonds and broad Treasuries each gained 0.9 percent.

Within the high-yield bond market, securities rated CCC and lower outperformed securities rated BB and securities rated B in the first half of the fiscal year. CCC-rated bonds increased 11.3 percent, while B-rated bonds increased 7.3 percent and BB-rated bonds gained 5.7 percent. The outperformance of CCC-rated bonds over BB and B-rated bonds, during both fiscal quarters, detracted from the Funds relative performance due to the focus on BB and B-rated bonds.

During the first fiscal quarter, the Sub-Adviser was overweight high-yield bonds in the energy sector and also in mining companies related to energy such as coal miners.  This overweight in coal mining companies in the first fiscal quarter seemed to neither add to nor detract from relative performance, as high-yield bonds within the sector were up 3.7 percent on average during the first fiscal quarter.  During the second quarter, the Sub-Adviser continued to overweight high-yield bonds in the energy sector, but focused more on natural gas and oil.  Natural gas revenues seemed to continue their rally as this year’s demand reached normal levels.  The Sub-Adviser believes that having a “normal winter” likely led to the increase in demand for natural gas as the prior winter was unseasonably warm.  Chesapeake Energy Corporation (165167CF2), which focuses on oil and natural gas, rose 6.7 percent during the first fiscal quarter and 14.1 percent over the second fiscal quarter.   This strong performer seemed to contribute to performance.

The Fund was also overweight in the telecommunications sector, which the Sub-Adviser believed is an area that may benefit high-yield bondholders through company consolidation.  This overweight generally detracted from relative performance during the first fiscal quarter, as high-yield telecommunication bonds underperformed high-yield bonds as a whole by 0.9 percent.  During the second quarter, however the telecommunications industry closed this gap as high-yield telecommunication bonds underperformed high-yield bonds by only 0.6 percent.  Over the past six months, high-yield telecommunication bonds lagged high-yield bonds by 1.2 percent.  Within the sector, some holdings such as Cincinnati Bell Inc., a local exchange and wireless provider that serves residential and business customers, outperformed both the sector in general and contributed to positive relative performance versus the benchmark index, rising 8.5 percent during the first fiscal quarter.  During the second quarter, Cincinnati Bell continued to perform decently, adding to performance.  Frontier Communications Corporation, a residential integrated telecommunications company, was another strong performer that gained nearly 14 percent over the second quarter.  Wireless telecommunication companies also contributed to performance as companies like Sprint Nextel Corporation (852061AR1) and Crown Castle International Corpration (228227BA1) rose 10.9 percent and 8.7 percent, respectively, over the second fiscal quarter.

The Sub-Adviser was underweight in both the Metals and Mining sector and the Technology sector by the end of the second fiscal quarter.  Though they added to their Metals and Mining position, they hope to maintain this underweight for the third fiscal quarter.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception(7/1/05)
Class N	5.57%	10.31%	9.05%	8.06%	6.48%
Class C Class A with load of 4.50% Class A without load	5.21% 0.68% 5.40%	9.64% 5.15% 10.07%	8.24% 7.15% 8.79%	7.28% 6.81% 7.79%	5.69% 5.32%* 6.09%*
Morningstar High-Yield Bond Category	6.86%	12.76%	9.70%	8.39%	7.03%
Bo A ML High-Yield Bond Cash Pay Index	7.19%	13.98%	10.79%	10.70%	8.88%

*Class A commenced operations on January 3, 2007.

The Morningstar High-Yield Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below.

The BofA ML High-Yield Bond Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.24% for Class N, 1.99% for Class C and 1.49% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 90.8%
AEROSPACE/DEFENSE - 0.5%
Triumph Group, Inc. - 144A	$ 815,000	4.8750%	4/1/2021	$ 845,563

APPAREL - 1.4%
Jones Group, Inc.	880,000	6.8750	3/15/2019	957,000
Perry Ellis International, Inc.	550,000	7.8750	4/1/2019	587,812
Wolverine World Wide, Inc. -144A	630,000	6.1250	10/15/2020	689,063
				2,233,875
AUTO PARTS & EQUIPMENT - 1.4%
Delphi Corp.	700,000	5.0000	2/15/2023	761,250
Pittsburgh Glass Works LLC - 144A	740,000	8.5000	4/15/2016	765,900
Titan International, Inc. - 144A	335,000	7.8750	10/1/2017	361,800
Titan International, Inc.	280,000	7.8750	10/1/2017	302,400
				2,191,350
BANKS - 3.2%
Ally Financial, Inc.	335,000	7.5000	9/15/2020	412,469
Ally Financial, Inc.	800,000	8.0000	3/15/2020	1,010,000
CIT Group, Inc.	295,000	5.3750	5/15/2020	334,088
CIT Group, Inc. -144A	750,000	5.5000	2/15/2019	849,375
Synovus Financial Corp.	1,370,000	5.1250	6/15/2017	1,390,550
Synovus Financial Corp.	960,000	7.8750	2/15/2019	1,106,400
				5,102,882
BUILDING MATERIALS - 0.5%
USG Corp.	670,000	6.3000	11/15/2016	716,900

CHEMICALS - 2.8%
PetroLogistics Finance Corp. - 144A	645,000	6.2500	4/1/2020	657,900
PolyOne Corp.	695,000	7.3750	9/15/2020	783,612
TPC Group, Inc. - 144A	910,000	8.7500	12/15/2020	964,600
Tronox Finance LLC - 144A	1,555,000	6.3750	8/15/2020	1,556,944
US Coatings Acquisition, Inc. - 144A	625,000	7.3750	5/1/2021	669,531
				4,632,587
COAL - 4.4%
Alpha Appalachia Holdings, Inc.	1,365,000	3.2500	8/1/2015	1,303,575
Alpha Natural Resources, Inc.	475,000	9.7500	4/15/2018	517,750
Arch Coal, Inc.	1,145,000	7.0000	6/15/2019	1,067,712
Arch Coal, Inc.	605,000	8.7500	8/1/2016	632,225
Arch Coal, Inc. - 144A	750,000	9.8750	6/15/2019	774,375
Cloud Peak Energy Finance Corp.	195,000	8.2500	12/15/2017	210,600
Cloud Peak Energy Finance Corp.	155,000	8.5000	12/15/2019	170,500
CONSOL Energy, Inc.	535,000	8.2500	4/1/2020	601,875
Peabody Energy Corp.	250,000	6.0000	11/15/2018	268,125
Peabody Energy Corp.	1,340,000	6.2500	11/15/2021	1,435,475
				6,982,212
COMMERCIAL SERVICES - 3.2%
Avis Budget Finance, Inc.	170,000	8.2500	1/15/2019	189,763
Avis Budget Finance, Inc.	155,000	9.7500	3/15/2020	185,031
Cardtronics, Inc.	500,000	8.2500	9/1/2018	550,625
CoreLogic, Inc.	610,000	7.2500	6/1/2021	680,150
Emergency Medical Services Corp.	995,000	8.1250	6/1/2019	1,106,938
HDTFS, Inc.	200,000	6.2500	10/15/2022	224,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
COMMERCIAL SERVICES - 3.2% (Continued)
Hertz Corp	$ 320,000	5.8750%	10/15/2020	$ 348,000
Live Nation Entertainment, Inc. - 144A	750,000	7.0000	9/1/2020	820,312
TransUnion Financing Corp.	295,000	11.3750	6/15/2018	339,250
WEX, Inc. - 144A	650,000	4.7500	2/1/2023	653,250
				5,098,069
COMPUTERS - 1.1%
Seagate HDD Cayman	515,000	7.750	12/15/2018	570,363
Stream Global Services, Inc.	330,000	11.250	10/1/2014	343,200
SunGard Data Systems, Inc. -144A	710,000	6.625	11/1/2019	758,813
				1,672,376
COSMETICS/PERSONAL CARE - 0.5%
Revlon Consumer Products Corp. - 144A	760,000	5.7500	2/15/2021	785,650

DISTRIBUTION/WHOLESALE - 0.7%
HD Supply, Inc.	885,000	11.0000	4/15/2020	1,086,338

DIVERSIFIED FINANCIAL SERVICES - 4.2%
AerCap Aviation Solutions BV	675,000	6.3750	5/30/2017	732,375
Aircastle Ltd.	1,620,000	6.2500	12/1/2019	1,814,400
Aircastle Ltd.	355,000	6.7500	4/15/2017	395,380
E*TRADE Financial Corp.	515,000	6.0000	11/15/2017	547,188
E*TRADE Financial Corp.	1,300,000	6.3750	11/15/2019	1,404,000
E*TRADE Financial Corp.	280,000	6.7500	6/1/2016	304,500
International Lease Finance Corp.	675,000	5.8750	8/15/2022	745,266
International Lease Finance Corp.	245,000	8.6250	1/15/2022	319,725
National Money Mart Co.	485,000	10.3750	12/15/2016	521,981
				6,784,815
ELECTRIC - 2.0%
Calpine Corp. -144A	941,000	7.5000	2/15/2021	1,055,096
NRG Energy, Inc. - 144A	320,000	6.6250	3/15/2023	350,400
NRG Energy, Inc.	1,130,000	7.6250	1/15/2018	1,315,038
NRG Energy, Inc.	375,000	7.8750	5/15/2021	426,562
				3,147,096
ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
Belden, Inc. -144A	625,000	5.5000	9/1/2022	646,875
Coleman Cable, Inc.	435,000	9.0000	2/15/2018	473,062
				1,119,937
ELECTRONICS - 1.3%
Sanmina Corp. -144A	930,000	7.0000	5/15/2019	997,425
Viasystems, Inc. - 144A	1,065,000	7.8750	5/1/2019	1,142,212
				2,139,637
ENTERTAINMENT - 2.3%
GWR Operating Partnership LLP	1,240,000	10.8750	4/1/2017	1,407,400
Isle of Capri Casinos, Inc. - 144A	1,145,000	5.8750	3/15/2021	1,155,019
Palace Entertainment Holdings Corp. - 144A	960,000	8.8750	4/15/2017	1,034,400
				3,596,819
FOOD - 1.0%
ARAMARK Corp. - 144A	375,000	5.7500	3/15/2020	391,406
Hawk Acquisition Sub, Inc. - 144A	750,000	4.2500	10/15/2020	761,250
Pinnacle Foods Finance Corp. - 144A	400,000	4.8750	5/1/2021	412,500
				1,565,156

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
FOREST PRODUCTS & PAPER - 0.6%
Boise Paper Holdings LLC	$ 835,000	9.0000%	11/1/2017	$ 903,888

GAS - 1.9%
Sabine Pass LNG LP	325,000	6.5000	11/1/2020	345,312
Sabine Pass LNG LP -144A	2,300,000	7.5000	11/30/2016	2,610,500
				2,955,812
HEALTHCARE-PRODUCTS - 2.0%
Alere, Inc. - 144A	560,000	7.2500	7/1/2018	606,200
Biomet, Inc. - 144A	560,000	6.5000	8/1/2020	612,500
Biomet, Inc. - 144A	385,000	6.5000	10/1/2020	395,588
Hologic, Inc.	1,015,000	6.2500	8/1/2020	1,093,662
Universal Hospital Services, Inc.	390,000	7.6250	8/15/2020	423,150
				3,131,100
HEALTHCARE-SERVICES - 2.6%
Community Health Systems, Inc.	685,000	7.1250	7/15/2020	766,344
DaVita HealthCare Partners, Inc.	360,000	5.7500	8/15/2022	385,200
HCA, Inc.	750,000	5.8750	3/15/2022	834,375
HealthSouth Corp.	675,000	7.7500	9/15/2022	750,938
ResCare, Inc.	495,000	10.7500	1/15/2019	561,825
Tenet Healthcare Corp. - 144A	750,000	4.5000	4/1/2021	766,875
				4,065,557
HOLDING COMPANIES-DIVERSIFIED - 0.1%
WaveDivision Escrow Corp. - 144A	120,000	8.1250	9/1/2020	126,450

HOME BUILDERS - 0.6%
Taylor Morrison Communities, Inc. - 144A	580,000	5.2500	4/15/2021	594,500
Taylor Morrison Communities, Inc. - 144A	303,000	7.7500	4/15/2020	339,360
				933,860
HOME FURNISHINGS - 0.7%
Tempur-Pedic International, Inc. - 144A	955,000	6.8750	12/15/2020	1,046,918

HOUSEHOLD PRODUCTS - 1.4%
Prestige Brands, Inc.	285,000	8.1250	2/1/2020	328,105
Reynolds Group Issuer, Inc.	340,000	5.7500	10/15/2020	357,000
Reynolds Group Issuer, Inc.	550,000	7.8750	8/15/2019	618,750
Spectrum Brands Escrow Corp. - 144A	680,000	6.3750	11/15/2020	744,600
Spectrum Brands, Inc.	190,000	6.7500	3/15/2020	206,388
				2,254,843
HOUSEWARES - 0.4%
Libbey Glass, Inc.	645,000	6.8750	5/15/2020	710,306

INTERNET - 0.3%
CyrusOne Finance Corp. - 144A	510,000	6.3750	11/15/2022	541,238

LEISURE TIME - 1.0%
NCL Corp. Ltd. - 144A	1,110,000	5.0000	2/15/2018	1,155,788
Royal Caribbean Cruises Ltd.	400,000	11.8750	7/15/2015	482,000
				1,637,788

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
LODGING - 2.2%
Ameristar Casinos, Inc.	$ 590,000	7.5000%	4/15/2021	$ 660,800
Boyd Gaming Corp.	795,000	9.1250	12/1/2018	886,425
MGM Resorts International - 144A	390,000	6.7500	10/1/2020	429,000
MGM Resorts International	355,000	8.6250	2/1/2019	419,344
Wynn Las Vegas LLC	750,000	7.8750	11/1/2017	800,625
Wynn Las Vegas LLC	250,000	7.8750	5/1/2020	285,625
				3,481,819
MACHINERY-CONSTRUCTION & MINING - 0.4%
Terex Corp.	560,000	6.0000	5/15/2021	604,800

MACHINERY-DIVERSIFIED - 1.1%
Manitowoc Co., Inc.	500,000	5.8750	10/15/2022	533,750
Manitowoc Co., Inc.	1,050,000	8.5000	11/1/2020	1,202,250
				1,736,000
MEDIA - 7.3%
CCO Holdings LLC	720,000	5.2500	9/30/2022	737,100
Clear Channel Worldwide Holdings, Inc.	1,325,000	7.6250	3/15/2020	1,434,313
Crown Media Holdings, Inc.	375,000	10.5000	7/15/2019	426,563
DISH DBS Corp. - 144A	575,000	5.1250	5/1/2020	572,125
DISH DBS Corp.	500,000	5.8750	7/15/2022	509,375
DISH DBS Corp.	650,000	7.8750	9/1/2019	744,250
Entercom Radio LLC	1,180,000	10.5000	12/1/2019	1,371,750
Entravision Communications Corp.	362,000	8.7500	8/1/2017	391,865
Harron Finance Corp. - 144A	425,000	9.1250	4/1/2020	473,875
LIN Television Corp. - 144A	1,095,000	6.3750	1/15/2021	1,168,913
Nexstar Broadcasting, Inc.	700,000	8.8750	4/15/2017	770,000
Sirius XM Radio, Inc. - 144A	545,000	5.2500	8/15/2022	565,438
Starz LLC	1,385,000	5.0000	9/15/2019	1,452,519
Starz LLC - 144A	360,000	5.0000	9/15/2019	368,550
Videotron Ltd.	635,000	5.0000	7/15/2022	657,225
				11,643,861
MINING - 1.5%
FMG Resources Ltd. -144A	735,000	6.0000	4/1/2017	768,075
FMG Resources Ltd. -144A	365,000	6.8750	4/1/2022	392,831
FMG Resources Ltd. -144A	610,000	8.2500	11/1/2019	668,712
Kaiser Aluminum Corp.	425,000	8.2500	6/1/2020	485,563
				2,315,181
OFFICE FURNISHINGS - 0.4%
Interface, Inc.	545,000	7.6250	12/1/2018	594,731

OFFICE/BUSINESS EQUIPMENT - 0.4%
CDW LLC	620,000	8.5000	4/1/2019	693,625

OIL & GAS - 13.4%
Bill Barrett Corp.	945,000	7.0000	10/15/2022	1,020,600
Bill Barrett Corp.	185,000	7.6250	10/1/2019	202,575
Bonanza Creek Energy, Inc. - 144A	1,155,000	6.7500	4/15/2021	1,202,644
Chaparral Energy, Inc.	845,000	7.6250	11/15/2022	937,950
Chaparral Energy, Inc. - 144A	505,000	7.6250	11/15/2022	556,131
Chaparral Energy, Inc.	250,000	8.2500	9/1/2021	283,750
Chaparral Energy, Inc.	205,000	9.8750	10/1/2020	239,850

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS - 13.4% (Continued)
Chesapeake Energy Corp.	$ 350,000	5.3750%	6/15/2021	$ 365,313
Chesapeake Energy Corp.	745,000	6.1250	2/15/2021	823,225
Chesapeake Energy Corp.	1,250,000	6.6250	8/15/2020	1,420,312
Comstock Resources, Inc.	600,000	7.7500	4/1/2019	645,000
Drill Rigs Holdings, Inc. - 144A	1,310,000	6.5000	10/1/2017	1,332,925
EXCO Resources, Inc.	800,000	7.5000	9/15/2018	796,000
Gulfport Energy Corp. - 144A	930,000	7.7500	11/1/2020	1,006,725
Hercules Offshore, Inc. - 144A	930,000	7.1250	4/1/2017	1,013,700
Hercules Offshore, Inc. - 144A	550,000	10.2500	4/1/2019	633,875
Linn Energy Finance Corp. - 144A	1,420,000	6.2500	11/1/2019	1,491,000
Linn Energy Finance Corp.	450,000	7.7500	2/1/2021	495,000
Linn Energy Finance Corp.	705,000	8.6250	4/15/2020	791,362
Oasis Petroleum, Inc.	500,000	6.8750	1/15/2023	557,500
Offshore Group Investment Ltd. - 144A	245,000	7.1250	4/1/2023	253,269
Offshore Group Investment Ltd. - 144A	555,000	7.5000	11/1/2019	600,788
Parker Drilling Co.	890,000	9.1250	4/1/2018	979,000
Penn Virginia Corp. - 144A	750,000	8.5000	5/1/2020	752,812
Rosetta Resources, Inc.	395,000	5.6250	5/1/2021	412,281
SandRidge Energy, Inc.	965,000	7.5000	3/15/2021	1,006,013
Swift Energy Co.	350,000	7.1250	6/1/2017	360,500
Swift Energy Co.	250,000	7.8750	3/1/2022	261,875
W&T Offshore, Inc.	825,000	8.5000	6/15/2019	903,375
				21,345,350
OIL & GAS SERVICES - 2.3%
Basic Energy Services, Inc.	175,000	7.7500	2/15/2019	182,219
Basic Energy Services, Inc.	575,000	7.7500	10/15/2022	608,062
Hornbeck Offshore Services, Inc. - 144A	400,000	5.0000	3/1/2021	401,500
Key Energy Services, Inc.	710,000	6.7500	3/1/2021	745,500
Pioneer Energy Services Corp.	570,000	9.8750	3/15/2018	629,138
Stallion Oilfield Holdings Ltd.	612,000	10.5000	2/15/2015	648,720
Trinidad Drilling Ltd. - 144A	425,000	7.8750	1/15/2019	464,312
				3,679,451
PACKAGING & CONTAINERS - 0.6%
Crown Americas LLC - 144A	600,000	4.5000	1/15/2023	615,750
Packaging Dynamics Corp. - 144A	350,000	8.7500	2/1/2016	367,062
				982,812
PHARMACEUTICALS - 1.9%
BioScrip, Inc.	330,000	10.2500	10/1/2015	348,975
Valeant Pharmaceuticals International - 144A	485,000	6.3750	10/15/2020	539,562
Valeant Pharmaceuticals International - 144A	910,000	6.7500	8/15/2021	1,010,100
Warner Chilcott Co. LLC	1,050,000	7.7500	9/15/2018	1,144,500
				3,043,137
PIPELINES - 1.5%
MarkWest Energy Finance Corp.	575,000	4.5000	7/15/2023	602,312
Rockies Express Pipeline LLC - 144A	460,000	6.0000	1/15/2019	454,250
Rockies Express Pipeline LLC - 144A	385,000	6.8500	7/15/2018	396,550
Sabine Pass Liquefaction - 144A	565,000	5.6250	2/1/2021	586,188
Sabine Pass Liquefaction - 144A	365,000	5.6250	4/15/2023	375,950
				2,415,250
REAL ESTATE - 0.5%
Realogy Group LLC - 144A	635,000	7.6250	1/15/2020	722,312

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
REITS - 1.3%
Felcor Lodging LP	$ 270,000	6.7500%	6/1/2019	$ 296,325
Felcor Lodging LP	281,000	10.0000	10/1/2014	313,666
iStar Financial, Inc.	710,000	7.1250	2/15/2018	756,150
RHP Finance Corp. - 144A	375,000	5.0000	4/15/2021	384,141
Sabra Capital Corp.	270,000	8.1250	11/1/2018	295,650
				2,045,932
SEMICONDUCTORS - 0.5%
Freescale Semiconductor, Inc. -144A	415,000	10.1250	3/15/2018	461,688
MagnaChip Semiconductor SA	300,000	10.5000	4/15/2018	337,500
				799,188
SOFTWARE - 0.4%
MedAssets, Inc.	555,000	8.000	11/15/2018	614,663

TELECOMMUNICATIONS - 11.2%
Cincinnati Bell, Inc.	620,000	8.2500	10/15/2017	666,500
Cincinnati Bell, Inc.	1,075,000	8.3750	10/15/2020	1,158,312
Cincinnati Bell, Inc.	740,000	8.7500	3/15/2018	758,500
Crown Castle International Corp	650,000	5.2500	1/15/2023	684,125
Crown Castle International Corp	350,000	7.1250	11/1/2019	385,875
Earthlink, Inc.	720,000	8.8750	5/15/2019	745,200
Frontier Communications Corp.	85,000	7.1250	1/15/2023	88,294
Frontier Communications Corp.	490,000	8.1250	10/1/2018	570,850
Frontier Communications Corp.	730,000	8.5000	4/15/2020	843,150
Frontier Communications Corp.	855,000	9.2500	7/1/2021	1,002,488
Intelsat Jackson Holdings SA	1,730,000	7.2500	10/15/2020	1,926,788
ITC Deltacom, Inc.	977,000	10.5000	4/1/2016	1,037,452
Level 3 Financing, Inc. - 144A	500,000	7.0000	6/1/2020	530,625
Level 3 Financing, Inc.	805,000	8.1250	7/1/2019	887,512
Level 3 Financing, Inc.	700,000	8.6250	7/15/2020	793,625
Level 3 Financing, Inc.	165,000	10.0000	2/1/2018	182,530
Lynx I Corp. - 144A	375,000	5.3750	4/15/2021	402,188
NeuStar, Inc. - 144A	500,000	4.5000	1/15/2023	490,000
SBA Communications Corp. - 144A	1,555,000	5.6250	10/1/2019	1,642,469
SBA Telecommunications, Inc. - 144A	500,000	5.7500	7/15/2020	534,375
Sprint Nextel Corp.	825,000	7.0000	8/15/2020	907,500
Sprint Nextel Corp. - 144A	110,000	9.0000	11/15/2018	135,575
Sprint Nextel Corp.	835,000	11.5000	11/15/2021	1,159,606
Windstream Corp.	330,000	6.3750	8/1/2023	343,200
				17,876,739
TRANSPORTATION - 1.1%
Florida East Coast Railway Corp.	945,000	8.1250	2/1/2017	1,017,056
Swift Services Holdings Inc.	595,000	10.0000	11/15/2018	682,762
				1,699,818

TOTAL BONDS & NOTES ( Cost - $137,629,005)				144,303,691
		Dividend
PREFERRED STOCK - 3.9%	Shares	Rate
BANKS - 3.9%
Ally Financial Inc. - 144A	432	7.0000%		426,317
Bank of America Corp.	1,020	7.2500		1,269,574
Wells Fargo & Co.	1,415	7.5000		1,867,446
Zions Bancorporation	100,275	9.5000		2,599,128
TOTAL PREFERRED STOCK ( Cost - $5,389,645)				6,162,465

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2013
			Interest
Security		Shares	Rate		Value
SHORT-TERM INVESTMENT - 4.0%
MONEY MARKET FUND - 4.0%
First American Government Obligations Fund		6,358,548	0.00	%+	$ 6,358,548
TOTAL SHORT-TERM INVESTMENT (Cost - $6,358,548)

TOTAL INVESTMENTS - 98.7% (Cost - $149,377,198)					$ 156,824,704
OTHER ASSETS LESS LIABILITIES - 1.3%					2,092,339
NET ASSETS - 100.0%					$ 158,917,043

+ Variable rate security. Interest rate is as of April 30, 2013.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REIT - Real Estate Investment Trust

Portfolio Composition * - (Unaudited)
B3	29.68%		Ba1		2.24%
B1	20.12%		B3		1.32%
B2	16.42%		Baa3		1.19%
Ba3	10.77%		Ba2		1.16%
Ba2	4.53%		Ba3		0.71%
Short-Term Investment	4.05%		Caa2		0.46%
NR	4.01%		B2e		0.22%
Caa1	3.12%		Total		100.00%

* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Equity Income Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/short investment strategies, as measured by the IQ Long/Short Equity Beta Index, increased 4.5 percent during the six-month period ending April 30, 2013.  This was significantly lower than most U.S. long equity indexes such as the Wilshire 5000 Total Market Index, which rose 14.2 percent during the same time period.  It would appear that many long/short strategies kept themselves hedged as there was a fair amount of uncertainty this period despite the large run-up in stocks.

The Fund increased its exposure to financial services stocks during the fiscal year, believing the stocks may add value as economic fundamentals continued to improve. More specifically, within the financial services sector, the Sub-Adviser was bullish on business development companies, a form of publicly traded private equity that invests in small upcoming businesses.  The Sub-Adviser believes these firms are poised for growth as the Dodd-Frank legislation has an increasing effect on banks and their ability to take risk.  One such business development company, Prospect Capital Corporation (PSEC), gained nearly 40 percent in the 12-month period ending October 31, 2012.

Currently, the Fund is approximately 78 percent invested with 22 percent in cash as it is anticipating a correction in the stock market sometime in the late spring or early summer.  Of the invested portion, approximately 65 percent is long the stock market and roughly 18 percent is invested in double inverse ETFs, securities that short the S&P 500 index and through leverage attempt produce two times the index return whether the index is positive or negative.  The Fund is yielding about 4.5 percent as well through high dividend paying stocks, mortgage REITs and business development companies.

Business development companies, a form of publicly traded private equity that invests in small upcoming businesses, outperformed the benchmark by a large margin despite pulling back in the later part of the period.  The Sub-Adviser believes these firms are poised for growth as banks continue to have relatively tight lending standards and maintain conservative loan portfolios.  TICC Capital Corporation, a business development company that invests in both public and private firms, had a total return of nearly 10 percent in the six-month period ending April 30, 2013.

The mortgage REIT sector also benefited the Fund, though the Sub-Adviser has been trimming these positions in recent months in the belief that these securities have become overvalued.  Anworth Mortgage Asset Corporation (ANH), one such REIT that primarily invests in United States agency mortgage-backed securities that are guaranteed by the U.S. government, increased by more than 8 percent during the six-month period ending April 30, 2013.

The Fund continues to devote a significant portion of the portfolio to blue chip stocks that pay high dividends.  Recently, the Sub-Adviser has been reducing the weight toward healthcare, utilities and healthcare stocks that have rallied in recent quarters.  The plan is to rotate into sectors that have underperformed, such as technology, energy, and to some extent, materials.  About a third of its position in Merck & Co., Inc. (MRK), a major drug manufacturer, was sold in April as it reached 52-week highs.  Continued reduction is planned as the healthcare sector reaches frothy levels.  The Fund also sold nearly half of its holdings in AT&T, Inc. (T), a telecommunications provider, which is currently near a multi-year high.  The stock rose more than 13 percent in the six-month period ending April 30, 2013.

So far, increased exposure to technology has had a positive effect, while energy and materials have lagged.  Microsoft Corporation (MSFT), an application software firm, gained more than 21 percent since purchased in late November.  Intel Corporation (INTC), a computer chip maker, has gained more than 11 percent since it was bought in mid-February.  Newmont Mining Corporation (NEM), however, a gold mining company in the materials sector, lost 16 percent since initially purchased in April.  Energy stocks did not fair as poorly for the Fund as materials but still detracted somewhat compared to the benchmark index.  Pengrowth Energy Corporation (PGH), a Canadian oil and gas driller, gained less than 1 percent since early March when it was bought by the Fund.

Going forward, the Fund will maintain a defensive position as it waits for a correction in the stock market.  The Sub-Adviser believes earnings and revenue growth have topped out and the U.S. is nearing the end of a cycle that began as the recovery took hold four years ago.  Lingering European debt and high stock valuations overall remain a large concern.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (4/30/2010)
Class N	3.93%	3.86%	3.04%	N/A	3.04%
Class C Class A with load of 5.75% Class A without load	3.36% (2.17)% 3.81%	2.78% (2.35)% 3.61%	2.04% 0.76% 2.76%	N/A N/A N/A	2.04% 0.76% 2.76%
Morningstar Long/Short Equity Category	6.12%	5.13%	3.09%	N/A	3.09%
IQ Hedge Long/Short Beta Index	4.45%	8.37%	6.23%	N/A	6.23%

The Morningstar Long-Short Equity Category is generally representative of mutual funds that primarily invest in both long and short positions in equities and related derivatives.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.59% for Class N, 2.59% for Class C and 1.84% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Loss Averse Equity Income Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 63.7%			REITS - 18.0%
AUTO MANUFACTURERS - 1.1%			American Capital Mortgage Investment Corp	8,000	$ 212,480
Ford Motor Co.	10,000	$ 137,100	Anworth Mortgage Asset Corp	50,000	315,500
			ARMOUR Residential REIT, Inc.	48,000	311,520
BANKS - 2.6%			CYS Investments, Inc.	31,500	391,545
JPMorgan Chase & Co.	4,000	196,040	Dynex Capital, Inc	27,000	290,250
Wells Fargo & Co	3,500	132,930	Gladstone Commercial Corp.	2,000	38,280
		328,970	Hospitality Properties Trust	4,600	135,286
DIVERSIFIED FINANCIAL SERVICES - 1.1%			New York Mortgage Trust, Inc.	27,500	196,350
Arlington Asset Investment Corp	5,000	135,450	Silver Bay Realty Trust Corp	488	9,316
			Two Harbors Investment Corp	20,000	239,600
ENVIRONMENTAL CONTROL - 1.1%			Whitestone REIT	7,524	124,146
Waste Management, Inc.	3,200	131,136			2,264,273
			RETAIL - 1.1%
FOOD - 1.1%			Kohl's Corp.	3,000	141,180
Safeway, Inc.	6,000	135,120
			SEMICONDUCTORS - 6.7%
INVESTMENT COMPANIES - 10.1%			Cypress Semiconductor Corp.	19,500	196,755
Apollo Investment Corp.	36,600	322,446	Intersil Corp. - Cl. A	8,000	191,600
BlackRock Kelso Capital Corp.	19,000	189,050	Intersil Corp	15,000	116,400
Fifth Street Finance Corp.	1,200	13,248	KLA-Tencor Corp	3,800	206,150
Prospect Capital Corp.	33,000	363,990	Marvell Technology Group Ltd.	12,000	129,120
TICC Capital Corp.	36,000	366,120			840,025
		1,254,854	SOFTWARE - 1.2%
MINING - 1.4%			Microsoft Corp	4,500	148,950
Newmont Mining Corp	5,500	178,200
			TELECOMMUNICATIONS - 5.3%
MISCELLANEOUS MANUFACTURING - 2.1%			AT&T Inc	3,600	134,856
General Electric Co.	12,000	267,480	CenturyLink Inc	7,000	262,990
			Cisco Systems Inc	6,000	125,520
OIL & GAS - 3.8%			Telefonica SA - ADR	5,000	132,900
Pengrowth Energy Corp	27,000	136,620			656,266
Royal Dutch Shell PLC - ADR	3,000	209,370	WATER - 1.0%
Transocean Ltd *	2,600	133,822	California Water Service Group	6,500	130,325
		479,812
PHARMACEUTICALS - 3.7%			TOTAL COMMON STOCK (Cost - $7,438,516)		7,963,939
Cardinal Health Inc.	4,500	198,990
Johnson & Johnson	1,600	136,368	EXCHANGE TRADED FUNDS - 19.7%
Merck & Co., Inc.	2,800	131,600	EQUITY FUNDS - 19.7%
		466,958	ProShares UltraShort S&P500 *	54,800	2,308,176
PRIVATE EQUITY - 2.2%			SPDR S&P International Dividend	3,000	150,390
Gladstone Investment Corp.	36,000	267,840	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,849,428)		2,458,566

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Loss Averse Equity Income Fund (Continued)
April 30, 2013

		Value
TOTAL INVESTMENTS - 83.4% (Cost - $10,287,944)		$ 10,422,505
OTHER ASSETS LESS LIABILITIES - 16.6%		2,067,925
NET ASSETS - 100.0%		$ 12,490,430

* Non-income producing security.
ADR - American Depositary Receipt.
REIT - Real Estate Investment Trust.

Portfolio Composition * - (Unaudited)
Financial	40.79%		Energy	4.60%
Exchange Traded Funds	23.59%		Industrial	3.82%
Technology	9.49%		Consumer, Cyclical	2.67%
Communications	6.30%		Basic Materials	1.71%
Consumer, Non-Cyclical	5.78%		Utilities	1.25%
			Total	100.00%
* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index, rose 12.7 percent in the six-month period ending April 30, 2013.  Convertibles underperformed broader markets like the S&P 500, which increased 14.4 percent over the same period.  Total convertible market assets and new issues remained low as issuance costs made it seem relatively unattractive for most firms to issue convertible bonds.  The Sub-Adviser noted that new issuance of convertibles has improved somewhat but most have been below investment-grade quality, which Fund tends to avoid due to the Sub-Adviser’s process.  Approximately 40 percent of the entire convertible market is comprised of unrated and CCC or lower convertible bonds that the Fund will not purchase.  The Fund ended April with approximately 48 percent convertible bonds, 48 percent stocks and 4 percent cash.  The Sub-Adviser plans to maintain that composition for the foreseeable future due to fewer opportunities in the shrinking convertible market.

Speculative grade convertibles outperformed investment grade convertibles by only a small margin in the six- month period ending April 30, 2013, despite strong equity performance and better-than-expected domestic economic data for much of the period.  The Sub-Adviser expects that spread to remain tight unless there is more quantitative easing from the Federal Reserve or fiscal stimulus from the government.

The Sub-Adviser added to the energy sector during the time period studied, moving from an equal weight position at the beginning of the period to a more than 4 percent overweight relative to the benchmark.  The overweight had little effect on the Fund as energy stocks outperformed by a wide margin in the first fiscal quarter then gave back nearly all of the gains in the second quarter.  The Sub-Adviser intends to continue overweighting the sector in the belief that energy prices will remain high as many central banks around the world continue to ease monetary policy in an attempt to bolster their sluggish economies.

Exposure to the information technology sector was an overall positive for the Fund in the six-month period ending April 30, 2013, though it had detracted somewhat in the first three months of that time period.  The Fund maintained a strong overweight to the sector, devoting nearly 40 percent of the Fund to such securities.  The Sub-Adviser believes these firms to have better efficiency and more room for productivity gains than other sectors.  Teradata Corporation (TDC), a diversified computer systems firm, gained 17 percent in the time period studied.

The financial services sector was a large contributor to performance, despite the fact that it was significantly underweighted.  Security selection was crucial, as only 6 percent of the Fund was devoted to this sector, while the benchmark holds nearly 19 percent of its assets in financials.  Mastercard Incorporated (MA), a transaction processing company, returned more than 30 percent in the six-month period ending April 30, 2013.  Still, the Sub-Adviser notes that the Fund will remain strongly underweight in this space due to a lack of long-term clarity in the sector.

Going forward, the Sub-Adviser expects a mild recovery and modest economic growth in the U.S.  It believes the U.S. economy may have good quarters, followed by weak ones and real U.S. gross domestic product growth around the 2 percent range until the debt reduction cycle plays out further around the world.  While the U.S. consumer has reduced debt, consumer spending has exceeded income growth since mid-2011 and the rebuilding of net worth appears incomplete, according to the Sub-Adviser.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	6.54%	5.94%	6.99%	4.35%	5.31%
Class C Class A with load of 5.75% Class A without load	6.03% 0.29% 6.39%	4.95% (0.45)% 5.68%	5.97% 4.68% 6.76%	3.31% 2.86% 4.08%	4.28% 3.48%* 4.44%*
Morningstar Moderate Allocation Category	9.09%	11.21%	8.29%	4.16%	4.95%
ML Conv. ex Mandatory Index	12.69%	15.09%	9.41%	6.89%	6.18%

*Class A commenced operations on January 3, 2007.

The Morningstar Moderate Allocation Category is generally representative of mutual funds that typically have 50% to 70% of assets in equities and the remainder in fixed income securities and cash.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.61% for Class N, 2.61% for Class C and 1.86% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund
April 30, 2013

Security	Shares	Value
COMMON STOCK - 46.5%
AGRICULTURE - 0.6%
Philip Morris International, Inc.	1,800	$ 172,062

BANKS - 3.3%
Goldman Sachs Group, Inc.	870	127,081
JPMorgan Chase & Co.	7,800	382,278
Wells Fargo & Co.	6,700	254,466
		763,825
BEVERAGES - 4.8%
Cia de Bebidas das Americas - ADR	6,850	287,837
Coca-Cola Co.	19,500	825,435
		1,113,272
BIOTECHNOLOGY - 0.5%
Celgene Corp.	915	108,034

COMMERCIAL SERVICES - 1.4%
Mastercard, Inc. - Cl. A	600	331,758

COMPUTERS - 6.2%
Accenture PLC - Cl. A	6,100	496,784
Apple, Inc.	1,700	752,675
Cognizant Technology Solutions Corp. - Cl. A	3,000	194,400
		1,443,859
DIVERSIFIED FINANCIAL SERVICES - 3.2%
Franklin Resources, Inc.	2,150	332,519
T Rowe Price Group, Inc.	5,650	409,625
		742,144
INTERNET - 3.8%
Amazon.com, Inc.	1,900	482,239
eBay, Inc.	8,000	419,120
		901,359
MACHINERY-CONSTRUCTION & MINING - 1.0%
Caterpillar, Inc.	2,675	226,492

MISCELLANEOUS MANUFACTURING - 2.8%
Dover Corp.	6,100	420,778
Eaton Corp. PLC	4,000	245,640
		666,418
OIL & GAS - 2.1%
EOG Resources, Inc.	2,200	266,552
Occidental Petroleum Corp.	2,400	214,224
		480,776
OIL & GAS SERVICES - 3.0%
National Oilwell Varco, Inc.	3,000	195,660
Schlumberger Ltd.	6,650	494,960
		690,620
PHARMACEUTICALS - 4.2%
Johnson & Johnson	6,200	528,426
Novo Nordisk A/S - ADR	2,550	450,407
		978,833

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2013

Security			Shares	Value
RETAIL - 2.6%
Costco Wholesale Corp.			2,550	$ 276,497
Home Depot, Inc.			2,500	183,375
Walgreen Co.			3,100	153,480
				613,352
SEMICONDUCTORS - 2.2%
QUALCOMM, Inc.			8,400	517,608

SOFTWARE - 3.8%
Oracle Corp.			18,000	590,040
SAP AG - ADR			3,800	303,430
				893,470
TELECOMMUNICATIONS - 1.0%
Cisco Systems, Inc.			11,000	230,120

TOTAL COMMON STOCK (Cost - $8,894,181)				10,874,002

	Principal	Interest	Maturity
CONVERTIBLE BONDS - 37.1%	Amount	Rate	Date
ADVERTISING - 1.1%
Omnicom Group, Inc.	$215,000	0.0000%	7/1/2038	256,655

APPAREL - 1.4%
Iconix Brand Group, Inc. - 144A	280,000	1.5000	3/15/2018	319,550

BIOTECHNOLOGY - 2.5%
Gilead Sciences, Inc.	145,000	1.6250	5/1/2016	325,798
Medicines Co. - 144A	190,000	1.3750	6/1/2017	260,300
				586,098
COMPUTERS - 4.0%
EMC Corp	310,000	1.7500	12/1/2013	436,908
SanDisk Corp.	390,000	1.5000	8/15/2017	492,375
				929,283
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Walter Investment Management Corp.	125,000	4.5000	11/1/2019	132,354

HEALTHCARE-PRODUCTS - 2.7%
Hologic, Inc.	435,000	2.0000+	12/15/2037	498,075
Insulet Corp.	110,000	3.7500	6/15/2016	129,594
				627,669
HEALTHCARE-SERVICES - 1.7%
Molina Healthcare, Inc. - 144A	150,000	1.1250	1/15/2020	159,562
WellPoint, Inc. - 144A	200,000	2.7500	10/15/2042	239,500
				399,062
HOLDING COMPANIES-DIVERSIFIED - 0.5%
Leucadia National Corp.	85,000	3.7500	4/15/2014	123,569

HOUSEHOLD PRODUCTS/WARES - 0.8%
Jarden Corp. - 144A	157,000	1.8750	9/15/2018	184,350

INSURANCE - 0.6%
Amtrust Financial Services, Inc.	100,000	5.5000	12/15/2021	134,380

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INTERNET - 2.7%
Priceline.com, Inc.	$330,000	1.0000%	3/15/2018	$ 377,025
Symantec Corp.	197,000	1.0000	6/15/2013	250,066
				627,091
INVESTMENT COMPANIES - 1.5%
Ares Capital Corp.	310,000	5.7500	2/1/2016	340,892

IRON/STEEL - 1.0%
Steel Dynamics, Inc.	220,000	5.1250	6/15/2014	244,338

MACHINERY-DIVERSIFIED - 1.2%
AGCO Corp.	210,000	1.2500	12/15/2036	279,038

MEDIA - 1.1%
Liberty Interactive LLC - 144A	250,000	0.7500	3/30/2043	258,705

METAL FABRICATE/HARDWARE - 0.5%
RTI International Metals, Inc.	125,000	1.6250	10/15/2019	128,125

MINING - 1.7%
Newmont Mining Corp.	380,000	1.2500	7/15/2014	399,238

OIL & GAS SERVICES - 3.2%
Helix Energy Solutions Group, Inc.	320,000	3.2500	3/15/2032	402,074
Hornbeck Offshore Services, Inc.	320,000	1.6250+	11/15/2026	336,800
				738,874
PHARMACEUTICALS - 2.4%
Pacira Pharmaceuticals, Inc. - 144A	150,000	3.2500	2/1/2019	205,465
Salix Pharmaceuticals Ltd.	325,000	1.5000	3/15/2019	353,438
				558,903
SEMICONDUCTORS - 2.2%
Lam Research Corp.	190,000	1.2500	5/15/2018	217,550
Linear Technology Corp.	285,000	3.0000	5/1/2027	302,680
				520,230
SOFTWARE - 2.9%
Nuance Communications, Inc.	180,000	2.7500	8/15/2027	218,362
Salesforce.com, Inc. - 144A	285,000	0.2500	4/1/2018	283,931
Take-Two Interactive Software, Inc.	155,000	1.7500	12/1/2016	173,697
				675,990
TELECOMMUNICATIONS - 0.9%
Ixia	180,000	3.0000	12/15/2015	210,038

TOTAL CONVERTIBLE BONDS (Cost - $8,217,489)				8,674,432
			Dividend
		Shares	Rate
PREFERRED STOCK - 12.8%
AEROSPACE/DEFENSE - 3.0%
United Technologies Corp.		12,000	7.500%	709,680

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2013
		Dividend
Security	Shares	Rate	Value
BANKS - 2.8%
Fifth Third Bancorp	2,325	8.5000%	$ 343,495
Wells Fargo & Co.	230	7.5000	303,543
			647,038
DIVERSIFIED FINANCIAL SERVICES - 1.2%
AMG Capital Trust II	5,500	5.1500	295,282

ELECTRIC - 1.4%
NextEra Energy, Inc.	5,500	5.8890	317,570

INSURANCE - 1.4%
MetLife, Inc.	6,400	5.0000	320,960

OIL & GAS - 2.2%
Chesapeake Energy Corp. - 144A	250	5.7500	251,406
Chesapeake Energy Corp. - 144A	260	5.7500	262,925
			514,331
TRANSPORTATION - 0.8%
Genesee & Wyoming, Inc.	1,587	5.0000	192,027

TOTAL PREFERRED STOCK (Cost - $2,660,308)			2,996,888

SHORT-TERM INVESTMENT - 1.7%		Interest
MONEY MARKET FUND - 1.7%		Rate
Fidelity Institutional Money Market Fund - Prime Money Market Portfolio	395,615	0.04%+	395,615
TOTAL SHORT-TERM INVESTMENT (Cost - $395,615)

TOTAL INVESTMENTS - 98.1% (Cost - $20,167,593)			$ 22,940,937
OTHER ASSETS LESS LIABILITIES - 1.9%			442,469
TOTAL NET ASSETS - 100.0%			$ 23,383,406

*Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2013.
ADR - American Depositary Receipt.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Common Stock	47.40%
Convertible Bonds	37.81%
Preferred Stock	13.06%
Short-Term Investment	1.73%
Total	100.00%
* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, rose 16.3 percent in the six-month period ending April 30, 2013.  Strong returns in the financial services, industrials, and consumer discretionary sectors were mainly responsible for the Fund’s gains.  Outsized returns in financial services stocks particularly enhanced performance, as they, by a wide margin, comprised the largest sector in the index and they rose 19.5 percent as measured by the Russell 1000 Value financial services index.

As with the overall benchmark index, financial stocks were the largest contributor to performance in the Fund.  However, the contribution of the financial sector was negative for the Fund because the Fund was underweight in financial stocks.  The Sub-Adviser still believes there are significant headwinds to be overcome in the banking industry and broader financial sector, and plans to maintain a significant underweight.  Wells Fargo & Company (WFC), a large regional bank, was the largest contributor to performance in the sector for the Fund, returning 14.6 percent during the six-month period, underperforming the sector.

Despite seeing some significant gains in some securities, the energy sector detracted from performance somewhat as it lagged other sectors within the asset class.  The Sub-Adviser was overweight the sector by more than 1 percent but trimmed that overweighting to the point where energy became an underweight.  Chevron Corporation (CVX), an oil, gas and geothermal company, gained 12.5 percent during the six-month period ending April 30, 2013.  Hess Corporation (HES), an integrated oil company, had a strong six-month period with the stock returning 38.6 percent.

The Fund saw significant underperformance in the consumer discretionary sector as Time Warner Cable, Inc (TWC), a cable telecommunications company, dropped by more than 4.0 percent for the six-month period.  On the other hand, another consumer discretionary holding, CBS Corporation (CBS), a mass media corporation, rose 42.1 percent for the same six-month period.

The industrials sector was a significant overweight for the Fund, though the overweighting did not contribute much to the performance of the Fund due to some underperforming stocks within the sector.  The Fund’s largest holding by market value, General Electric (GE), a multinational conglomerate, rose just 7.7 percent for the six-month period, trailing the index and detracting from the Fund’s performance. The Sub-Adviser will continue to overweight the sector by approximately 4 percent in the belief that manufacturing will continue to steer the economic recovery.

The Fund’s performance was enhanced by positions in the utilities sector, an area that had a relatively small absolute weighting but a reasonably large impact.  Both holdings in the sector did quite well and contributed positively to the Fund’s performance for the quarter.  Public Service Enterprise Group, Inc. (PEG), a New Jersey-based electric utility, gained 16.8 percent for the six-month period to outgain the index.  NextEra Energy (NEE), a Florida-based electric utility, was the best performer in the sector, returning 19.2 percent in the six-month period ending April 30, 2013.  The Sub-Adviser plans to move closer to an equal weight over next few months after underweighting the sector by approximately 2 percent in the last several quarters.

Going forward, no material changes are planned for the Fund.  The Sub-Adviser believes energy prices may have peaked and sees no threat of domestic recession.  The Sub-Adviser also believes U.S. equities should see continued earnings growth in the coming quarters and gross domestic product growth in the 2.5 to 3.0 percent annualized range.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	12.21%	15.36%	10.16%	2.61%	4.63%
Class C Class A with load of 5.75% Class A without load	11.67% 5.59% 12.08%	14.19% 8.38% 15.02%	9.06% 7.75% 9.91%	1.60% 1.18% 2.38%	3.60% 1.03%* 1.97%*
Morningstar Large Cap Value Category	15.19%	18.01%	10.93%	3.74%	4.77%
Russell 1000 Value Index	16.31%	21.80%	12.35%	4.17%	2.59%

*Class A commenced operations on January 3, 2007.

The Morningstar Large Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.17% for Class N, 2.17% for Class C and 1.42% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.0%
AEROSPACE/DEFENSE - 4.6%			MACHINERY - 2.1%
Honeywell International, Inc.	13,472	$ 990,731	Deer & Co.	10,100	$ 901,930
United Technologies Corp.	10,416	950,877
		1,941,608	MEDIA - 3.7%
AUTO & TRUCK PARTS - 1.6%			CBS Corp. Cl. B Non Voting	16,300	746,214
BorgWarner, Inc. *	8,700	680,079	Time Warner Cable, Inc. - Cl. A	8,700	816,843
					1,563,057
BANKS - 12.1%			MEDICAL - 4.2%
Bank of New York Mellon Corp.	27,600	778,872	Baxter International, Inc.	16,700	1,166,829
Goldman Sachs Group, Inc.	5,500	803,385	Laboratory Corp. of America Holdings *	6,702	625,699
JPMorgan Chase & Co.	25,702	1,259,655			1,792,528
US Bancorp	20,007	665,833	MINING - 2.1%
Wells Fargo & Co.	43,600	1,655,928	Freeport-McMoRan Copper & Gold, Inc.	29,500	897,685
		5,163,673
BEVERAGES - 1.5%			OIL & GAS - 13.2%
Beam, Inc.	9,867	638,494	Apache Corp.	10,532	778,104
			Chevron Corp.	13,900	1,695,939
CHEMICALS - 1.4%			ConocoPhillips	13,396	809,788
Mosaic Co.	9,800	603,582	Hess Corp.	17,200	1,241,496
			Occidental Petroleum Corp.	12,200	1,088,972
COMPUTERS - 4.7%					5,614,299
Apple Inc	1,300	575,575	OIL & GAS SERVICES - 2.0%
EMC Corp. *	28,900	648,227	Halliburton Co.	19,800	846,846
SanDisk Corp. *	14,700	770,868
		1,994,670	PHARMACEUTICALS - 7.4%
CONGLOMERATES - 6.7%			Actavis, Inc *	9,200	972,716
Dover Corp.	16,000	1,103,680	AmerisourceBergen Corp.	25,400	1,374,648
General Electric Co.	77,527	1,728,077	Express Scripts Holdings Co. *	13,500	801,495
		2,831,757			3,148,859
COSMETICS/PERSONAL CARE - 1.9%			RETAIL - 4.3%
Procter & Gamble Co.	10,400	798,408	Kohl's Corp.	10,300	484,718
			Wal-Mart Stores, Inc.	17,500	1,360,100
DIVERSIFIED FINANCIAL SERVICES - 2.6%					1,844,818
American Express Co.	16,200	1,108,242	SEMICONDUCTORS - 1.7%
			Intel Corp.	30,328	726,355
ELECTRIC - 2.5%
NextEra Energy, Inc.	12,936	1,061,140	SOFTWARE - 3.5%
			Microsoft Corp.	24,400	807,640
ELECTRIC UTILITIES - 2.1%			Oracle Corp.	21,300	698,214
Public Service Enterprise Group, Inc.	24,500	896,945			1,505,854
			TELEPHONE - INTERGRATED - 3.3%
ELECTRONICS - 1.4%			AT&T, Inc.	37,845	1,417,674
Agilent Technologies	15,000	621,600
			TOBACCO - 1.8%
INSURANCE - 4.3%			Philip Morris International, Inc.	8,195	783,360
Allstate Corp.	16,732	824,218
American International Group, Inc *	21,400	886,388	TOTAL COMMON STOCK (Cost - $27,530,654)		42,063,284
		1,710,606
INTERNET - 2.3%
eBay, Inc. *	18,500	969,215

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund (Continued)
April 30, 2013

Security	Shares	Value
SHORT-TERM INVESTMENT - 0.9%
MONEY MARKET FUND - 0.9%
STIT-STIC Prime Portfolio - 0.09% +
(Cost - $373,475)	373,475	$ 373,475

TOTAL INVESTMENTS - 99.9% (Cost - $27,904,129)		$ 42,436,759
OTHER ASSETS LESS LIABILITIES - 0.1%		36,135
NET ASSETS - 100.0%		$ 42,472,894

* Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2013.

Portfolio Composition * - (Unaudited)
Financial	18.81%		Communications	9.31%
Consumer Non-Cyclical	16.88%		Consumer Cyclical	5.95%
Energy	15.23%		Utilities	4.60%
Industrial	14.84%		Basic Materials	3.54%
Technology	9.96%		Short-Term Investment	0.88%
			Total	100.00%
* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Income Fund

Message from the Sub-Adviser (Harbor Springs Financial Management LLC)

Dividend paying stocks, as measured by the Dow Jones US Select Dividend Index gained 15.4 percent in the six-month period ending April 30, 2013.  Some of the top performing sectors in the Fund were utilities, telecommunications and master limited partnerships.  A large position in bonds detracted from performance as most U.S. stock indexes outperformed bonds by a wide margin.

To achieve the dividend yield the Fund seeks, it currently invests approximately 24 percent in master limited partnerships, 15 percent in energy management firms, 16 percent in bonds, 10 percent in high yielding international stocks, 9 percent in utilities, 4 percent in REITs and 12 percent in more traditional stocks, such as tobacco, technology and telecommunications.  The bonds are being held as a substitute for cash as the yield on money market funds is nearly zero.  The Sub-Adviser plans to liquidate bonds and invest the proceeds in equities as opportunities present themselves.  However, most sectors appear to be priced for perfection at the moment.

The Fund is increasing exposure to companies that engage in some form of natural gas production or transportation.  The Sub-Adviser believes that natural gas is poised to have a major breakthrough in the near future as a shift to natural gas use in long-haul trucking, utilities and some municipal transit takes hold.  Currently, there is a backlog in orders for long-haul truck engines that burn natural gas as about 1 million such engines were ordered in the previous year.  As well, there has been an increase in fuel stations that sell natural gas along trucking routes.  It is expected that natural gas pipeline partnerships will increase in value as the demand for natural gas rises despite a glut in supply.

Investments in master limited partnerships enhanced performance despite a relatively large decline in late March, due, mainly to a drop in oil prices.  El Paso Pipeline Partners LP (EPB), an oil and gas pipeline partnership, increased by more than 27 percent in the six-month period ending April 30, 2013.  The Fund plans to maintain the current allocation toward the sector because of what it considers to be attractive prices and yields.

Holdings in the more traditional stocks were mostly beneficial, according to the Sub-Adviser.  The telecommunications sector had an overall positive effect on the Fund as both selection and an overweight to the benchmark produced alpha.  Verizon Communications, Inc. (VZ), a large wireless communications provider, gained more than 25 percent in the period studied.  Stocks held in the technology sector were neutral, neither detracting nor adding to performance.  This was mainly due to a large position in Intel Corporation (INTC), a semi-conductor firm that nearly matched the index return of 15.4 percent.  Intel is the largest holding in the Fund and pays a dividend of nearly 4 percent.  At a little more than 4 percent of the Fund, the position will need to be trimmed if the price continues to appreciate.  The consumer staples sector detracted slightly as the main holding in Philip Morris International, Inc. (PM), a large tobacco company, only increased 11 percent during the period.

Exposure to the utilities sector detracted slightly from performance during the six-month period ending April 30, 2013, mainly due to selection.  Exelon Corporation (EXC), the largest provider of nuclear power in the United States, had a total return of more than 11 percent over the fiscal quarter, somewhat lower than the overall index.  National Grid PLC ADR (NGG), a British electric and gas utility, was one of the better performing utility stocks held, rising more than 16 percent during the same time period.  The Fund had added significantly to the position in early March and bought the original shares in September 2012.

Going forward, the Sub-Adviser sees stable growth due to energy build outs as cheap natural gas prices spur the transition of trucks and buses to natural gas and is likely to spill over to other industries as this happens.  However, with high valuations and many indexes hitting records, a moderate correction in the coming months is a distinct possibility.  The Fund will maintain its relatively large bond position until prices look more attractive.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2013

	Six Months	Since Inception (9/14/12)
Class N	9.82%	6.85%
Class C Class A with load of 5.75% Class A without load	9.29% 3.45% 9.72%	6.23% 0.62% 6.76%
Morningstar Large Cap Value Category	15.19%	12.28%
Dow Jones US Select Dividend Index	15.37%	15.20%

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

The selection of stocks to the Dow Jones US Select Dividend Index is based almost entirely on dividend yield and dividend history. Stocks are also required to have and annual average daily dollar trading volume of more than $1.5 million. These criteria help to ensure that the index represents the most widely traded of the market’s highest-yielding stocks. This is a total return index. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.49% for Class N, 2.49% for Class C and 1.74% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Income Fund
April 30, 2013

Security	Shares		Value	Security	Shares	Value
COMMON STOCK - 82.5%
AGRICULTURE - 7.9%				PIPELINES - 31.7% (CONTINUED)
Altria Group, Inc.	1,900		$ 69,369	TC Pipelines LP	500	$ 23,500
Lorillard Inc.	1,200		51,468	TransCanada Corp.	1,000	49,510
Philip Morris International, Inc.	600		57,354	Williams Cos Inc	1,600	61,008
Reynolds American, Inc.	1,700		80,614	Williams Partners LP	500	27,325
			258,805			1,038,302
COMMERCIAL SERVICES - 2.7%				REITS - 3.9%
Macquarie Infrastructure Co. LLC	1,500		87,420	Highwoods Properties, Inc.	1,000	41,030
				Lexington Realty Trust	2,000	25,620
ELECTRIC - 5.7%				Mack-Cali Realty Corp.	1,000	27,770
Dominion Resources, Inc.VA	700		43,176	Universal Health Realty Income Trust	600	32,238
Exelon Corp.	1,000		37,510			126,658
MDU Resources Group, Inc.	2,000		49,900	SEMICONDUCTORS - 6.6%
NextEra Energy, Inc.	700		57,421	Intel Corp.	6,000	143,700
			188,007	Microchip Technology Inc.	2,000	72,840
GAS - 5.9%						216,540
Atmos Energy Corp.	1,000		44,370	TELECOMMUNICATIONS - 11.6%
National Grid PLC ADR	1,400	#	89,292	AT&T, Inc.	1,900	71,174
NiSource, Inc.	1,900	#	58,387	CenturyLink Inc.	2,200	82,654
			192,049	Frontier Communications Corp.	15,000	62,400
IRON/STEEL - 1.3%				Verizon Communications, Inc.	1,600	86,256
Mesabi Trust	2,000		42,800	Windstream Corp.	9,000	76,680
						379,164
OIL & GAS - 4.2%				TRANSPORTATION - 1.0%
ConocoPhillips	500		30,225	Golar LNG Ltd.	1,000	33,420
Linn Energy LLC	800		30,888
Seadrill Ltd.	2,000		76,980	TOTAL COMMON STOCK (Cost - $2,485,389)		2,701,258
			138,093
PIPELINES - 31.7%				EXCHANGE-TRADED FUND - 15.5%
Atlas Pipeline Partners LP	900		32,706	DEBT FUNDS
Boardwalk Pipeline Partners LP	900		27,207	iShares S&P National Municipal Bond Fund	700	78,295
Buckeye Partners LP	1,000		61,780	PIMCO Total Return ETF	1,500	166,215
Crosstex Energy LP	4,000		73,640	PIMCO Intermediate Municipal Bond Exchange-Traded Fund	2,200	120,406
Crosstex Energy, Inc.	1,000		18,090	Templeton Global Income Fund	15,000	142,500
DCP Midstream Partners LP	500		24,560	TOTAL EXCHANGE TRADED FUND (Cost - $508,854)		507,416
El Paso Pipeline Partners LP	1,100		47,124
Enbridge Energy Partners LP	1,000		29,800	SHORT-TERM INVESTMENT - 1.9%
Energy Transfer Partners LP	700		34,853	MONEY MARKET FUND - 1.9%
Enterprise Products Partners LP	800		48,520	Fidelity Institutional Money Market Funds - Money Market Portfolio 0.01% +
Inergy Midstream LP	1,000		25,390	(Cost - $62,961)	62,961	62,961
Kinder Morgan Energy Partners LP	500		44,225
Kinder Morgan Inc/DE	1,000		39,100	TOTAL INVESTMENTS - 99.9% (Cost - $3,057,204)		$ 3,271,635
Magellan Midstream Partners LP	1,000		53,030	OTHER ASSETS LESS LIABILITIES - 0.1%		3,566
ONEOK, Inc.	1,500		77,040	NET ASSETS - 100.0%		$ 3,275,201
ONEOK Partners LP	800		43,280	ADR - American Depositary Receipt
Pembina Pipeline Corp.	2,000		65,600	REIT - Real Estate Investment Trust
Plains All American Pipeline LP	1,200		68,904	+ Variable rate security. Interest rate is as of April 30, 2013.
Sunoco Logistics Partners LP	1,000		62,110

Portfolio Composition * - (Unaudited)
Energy	35.96%			Technology		6.62%
Exchange Traded Funds	15.51%			Financial		3.87%
Utilities	11.62%			Short-Term Investment		1.92%
Communications	11.59%			Basic Materials		1.31%
Consumer, Non-Cyclical	10.58%			Industrial		1.02%
				Total		100.00%
* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Mar Vista Investment Partners, LLC)

Large cap growth stocks closed the six-month period ending April 30, 2013 up 13.7 percent as measured by the Russell 1000 Growth Index, slightly underperforming broad equity markets, as measured by the Standard & Poor's 500 Index, which posted a gain of 14.4 percent.  The growth in the large cap markets was generally consistent throughout the six-month period, with the index only having one month of flat returns in December and no months where the index lost ground.  The month of January was especially strong for the index with it gaining 4.3 percent as investors flocked towards large cap stocks in an effort to take advantage of a bull market.

The Sub-Adviser believes that the global macroeconomic environment has numerous reasons to be pessimistic about it despite the strong market performance in 2013 so far.  This is mainly due to high levels of debt, unemployment throughout the world and the continued pressure on companies to cut costs rather than increase revenue as a way to improve margins.  In the opinion of the Sub-Adviser, there is a dark cloud hanging over the markets due to the many red flags showing up in Europe and Asia.  However, the recent surge of the markets has been buoyed by a charge towards defensive and high-yield investments and the Sub-Adviser believes that there are opportunities in this environment.  Impacting the global economy, China hit a rough patch in Q3 2012 has since recovered a bit, though the growth is still slowed from before.  The Sub-Adviser feels that Brazil is moving away from strong growth mainly due to the perception of the move of Brazil from a developing market to a developed one.

In addition, the sequestration and payroll tax increase by the U.S. Government have finally begun to weigh in on the market’s future. The various central banks actions in printing money have also had a strong effect on the markets and there is little to no inflation pressure on the markets as a result. All of these reasons are why the Sub-Adviser is taking a risk-off position in the market as protection against volatility, favoring quality over anything else at this time.

The Sub-Adviser trimmed Apple Inc., (AAPL) a company which designs and sells consumer electronics, due to the rising competition and slowing of the growth within the Smartphone market. The company does remain strong, however, and that is why the Sub-Adviser sees potential for continued growth and did not exit the company completely.  Holding onto AAPL detracted from the Fund’s performance for the six-month period with its value falling 24.8 percent.  The Fund was also hurt by Exxon Mobil Corporation (XOM), a multinational oil and gas corporation, as the stock fell 1.1 percent for the six-month period despite remaining the world’s largest company by revenue.  The Sub-Adviser also sold off all shares of Microsoft Inc., (MSFT) a multinational software corporation, due to its relatively weak position in the mobile and Smartphone markets.

The Sub-Adviser continues to view the market as having the potential for strong growth within equity investments.  Looking forward, the Sub-Adviser believes that the markets still have significant potential to grow despite the relatively lackluster economic activity.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception(12/10/04)
Class N	13.01%	14.39%	10.38%	(0.50)%	2.29%
Class C Class A with load of 5.75% Class A without load	12.21% 6.10% 12.55%	13.39% 7.58% 14.22%	9.28% 7.95% 10.09%	(1.51)% (1.95)% (0.80)%	1.28% (0.17)%* 0.76%*
Morningstar Large Cap Growth Category	12.89%	10.44%	10.58%	4.10%	4.97%
Russell 1000 Growth Index	13.71%	12.60%	13.44%	6.66%	6.59%

*Class A commenced operations on January 3, 2007.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.52% for Class N, 2.52% for Class C and 1.77% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Growth Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 93.4%

AEROSPACE/DEFENSE - 4.6%			OIL & GAS - 5.8%
Boeing Co.	6,857	$ 626,798	Exxon Mobil Corp.	9,316	$ 829,031
United Technologies Corp.	10,649	972,147	Occidental Petroleum Corp.	13,074	1,166,985
		1,598,945			1,996,016
APPAREL - 3.3%			OIL & GAS SERVICES - 3.6%
NIKE, Inc., Cl. B	17,689	1,125,020	Schlumberger Ltd.	16,783	1,249,159

BEVERAGES - 8.2%			PHARMACEUTICALS - 1.5%
Anheuser-Busch InBev NV - ADR	7,535	720,497	Johnson & Johnson	6,033	514,192
Coca-Cola Co.	23,297	986,162
PepsiCo, Inc.	13,777	1,136,189	REITS - 2.7%
		2,842,848	American Tower Corp.	11,088	931,281
CHEMICALS - 2.2%
Praxair, Inc.	6,606	755,066	RETAIL - 9.4%
			Home Depot, Inc.	11,433	838,611
COMPUTERS - 6.2%			O'Reilly Automotive, Inc. *	7,563	811,661
Apple, Inc.	2,364	1,046,661	Starbucks Corp.	14,275	868,491
EMC Corp *	48,789	1,094,337	Target Corp.	10,221	721,194
		2,140,998			3,239,957
COSMETICS/PERSONAL CARE - 3.9%			SEMICONDUCTORS - 5.5%
Colgate-Palmolive Co.	4,542	542,360	Analog Devices, Inc.	20,701	910,637
Procter & Gamble Co.	10,697	821,209	QUALCOMM, Inc.	15,872	978,033
		1,363,569			1,888,670
DIVERSIFIED FINANCIAL SERVICES - 1.6%			SOFTWARE - 4.8%
Visa, Inc. - Cl. A	3,323	559,792	Intuit, Inc.	7,920	472,349
			Oracle Corp.	36,134	1,184,473
ELECTRONICS - 4.9%					1,656,822
Honeywell International, Inc.	15,968	1,174,287	TRANSPORTATION - 4.4%
Thermo Fisher Scientific, Inc.	6,426	518,450	Canadian Pacific Railway Ltd.	7,064	880,316
		1,692,737	Union Pacific Corp.	4,350	643,626
FOOD - 3.3%					1,523,942
Mondelez International, Inc.	36,209	1,138,773
			TOTAL COMMON STOCK		32,250,224
HEALTHCARE-PRODUCTS - 5.3%			( Cost - $24,054,526)
Baxter International, Inc.	7,364	514,523
Covidien PLC	11,622	741,948	SHORT-TERM INVESTMENT - 5.7%
St. Jude Medical, Inc.	13,698	564,631	MONEY MARKET FUND - 5.7%
		1,821,102	Fidelity Institutional	1,972,776	1,972,776
INSURANCE - 7.7%			Money Market Portfolio - 0.10% +
Berkshire Hathaway, Inc. - Cl. B *	14,979	1,592,567	TOTAL SHORT-TERM INVESTMENT
Markel Corp. *	2,012	1,078,935	( Cost - $1,972,776)
		2,671,502
INTERNET - 2.0%			TOTAL INVESTMENTS - 99.1%		$ 34,223,000
Google, Inc. - Cl. A *	838	690,990	( Cost - $26,027,302)
			OTHER ASSETS LESS LIABILITIES - 0.9%		315,327
MEDIA - 2.5%			NET ASSETS - 100.0%		$ 34,538,327
Walt Disney Co.	13,508	848,843
			* Non-Income producing security.
			+ Variable rate security. Interest rate is as of April 30, 2013.
			ADR - American Depositary Receipt.
			REITS - Real Estate Investment Trusts.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Growth Fund (Continued)
April 30, 2013

Portfolio Composition * - (Unaudited)

Consumer, Non-Cyclical	22.44%	Energy	9.48%
Technology	16.62%	Short-Term Investment	5.76%
Industrial	14.07%	Communications	4.50%
Consumer, Cyclical	12.75%	Basic Materials	2.22%
Financial	12.16%	Total	100.00%

* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund

Message from the Sub-Adviser (The Ithaka Group LLC)

Large cap growth stocks closed the six-month period ending April 30, 2013 up 13.7 percent as measured by the Russell 1000 Growth Index, slightly underperforming broad equity markets, as measured by the Standard & Poor’s 500 Index, which posted a gain of 14.4 percent.  The growth in the large cap markets was generally consistent throughout the six-month period, with the index only having one month of flat returns in December and no months where the index lost ground.  The month of January was especially strong for the index with it gaining 4.3 percent as investors flocked towards large cap stocks in an effort to take advantage of a bull market.  The Sub-Adviser implements a concentrated approach to investing in large cap growth stocks which generally means that the Fund is more sensitive to an individual holding’s performance than the performance of any single sector or the performance of the benchmark index as a whole.

Helping the Fund’s performance significantly was the position in Starbucks Corporation (SBUX), a global coffee company and coffeehouse chain based in Seattle, which rose 33.6 percent over the six-month ending April 30, 2013.  Also helping performance were holdings in a pair of credit card companies.  Visa, Inc. (V), a credit card company based out of Foster City, California, had a strong quarter and saw its value increase by 21.9 percent.  MasterCard Incorporated (MA), a credit card company based out of Purchase, New York, also had a strong quarter and gained 20.2 percent.  Another significant contributor to the Fund’s performance over the six-month period was the large position in LinkedIn (LNKD), a social networking website for people in professional occupations, which increased 79.6 percent.

Playing a significant role in the performance of the Fund during the six-month period was the large position in Apple Inc., (AAPL) a company which designs and sells consumer electronics, which ended up hurting the Fund’s performance for the six-month period with its value falling 24.8 percent.  Another detractor from performance was the position in National Oilwell Varco (NOV), a leading worldwide provider of equipment and components used in oil and gas drilling and production operations, oilfield service and supply chain integration services to the upstream oil and gas industry, which fell 11.2 percent for the six-month period.

The Sub-Adviser implements a concentrated approach to investing in large cap growth stocks, which generally means that the Fund is more sensitive to an individual holding’s performance than the performance of any single sector or the performance of the benchmark index as a whole. However, the bottom-up approach leads the Sub-Adviser to focus solely on the best ideas within the stock market, looking simply for growth, and ignoring sectors and most macroeconomic factors.  This company-based focus leads the Fund to sometimes perform differently than the benchmark and have a lower correlation to it than typical large cap growth funds.  As each holding makes up a relatively significant portion of the Fund, any sharp moves up or down will have a more pronounced effect than on a more diversified mutual fund.  Also, the sequestration and payroll tax increase by the U.S. Government have finally begun to weigh in on the market’s future. The various central banks actions in printing money has also had a strong effect on the markets and there is little to no inflation pressure on the markets as a result.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Since Inception (12/8/11)
Class N	10.08%	1.41%	10.33%
Class C Class A with load of 5.75% Class A without load	9.58% 3.81% 10.11%	0.44% (4.51)% 1.33%	9.30% 5.55% 10.13%
Morningstar Large Cap Growth Category	12.88%	10.43%	18.83%
Russell 1000 Growth Index	13.71%	12.60%	20.83%

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.12% for Class N, 3.12% for Class C and 2.37% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.2%

AEROSPACE/DEFENSE - 6.5%
BE Aerospace, Inc. *	7,297	$ 457,814	MACHINERY-DIVERSIFIED - 2.5%
TransDigm Group, Inc.	1,444	211,979	Cummins, Inc.	2,371	$ 252,251
		669,793
APPAREL - 7.5%			METAL FABRICATE/HARDWARE - 3.2%
Coach, Inc.	5,748	338,327	Precision Castparts Corp.	1,698	324,810
Michael Kors Holdings Ltd. *	3,414	194,393
Under Armour, Inc. - Cl. A *	3,899	222,555	OIL & GAS SERVICES - 2.9%
		755,275	National Oilwell Varco, Inc.	4,641	302,686
BIOTECHNOLOGY - 5.3%
Alexion Pharmaceuticals, Inc. *	1,437	140,826	PHARMACEUTICALS - 2.3%
Gilead Sciences, Inc. *	4,388	222,208	Allergan, Inc.	2,061	234,027
Regeneron Pharmaceuticals, Inc. *	847	182,224
		545,258	REITS - 2.3%
CHEMICALS - 1.5%			American Tower Corp.	2,837	238,280
Monsanto Co.	1,437	153,500
			RETAIL - 7.3%
COMMERCIAL SERVICES - 4.1%			Chipotle Mexican Grill, Inc. - Cl. A *	430	156,172
Mastercard, Inc.	766	423,544	Starbucks Corp.	6,449	392,357
			Ulta Salon Cosmetics & Fragrance, Inc. *	2,324	203,699
COMPUTERS - 5.0%					752,228
Apple, Inc.	1,162	514,476	SEMICONDUCTORS - 6.9%
			ARM Holdings PLC - ADR	7,233	338,143
DIVERSIFIED FINANCIAL SERVICES - 3.9%			QUALCOMM, Inc.	5,970	367,871
Visa, Inc. - Cl. A	2,374	399,924			706,014
			SOFTWARE - 6.0%
FOOD - 2.4%			Red Hat, Inc. *	3,336	159,894
Whole Foods Market, Inc.	2,831	250,034	Salesforce.com, Inc. *	8,470	348,202
			Vmware, Inc. - Cl. A *	1,582	111,531
HEALTHCARE-PRODUCTS - 3.6%					619,627
Intuitive Surgical, Inc. *	752	370,202	TOTAL COMMON STOCK
			( Cost - $8,950,826)		10,187,973
INTERNET - 21.6%
Amazon.com, Inc. *	1,850	469,549	SHORT-TERM INVESTMENT - 0.7%
eBay, Inc. *	5,705	298,885	MONEY MARKET FUND - 0.7%
F5 Networks, Inc. *	1,964	150,109	First American Prime Obligations	68,663	68,663
Facebook, Inc. - Cl. A *	4,878	135,413	Money Market Portfolio - 0.02% +
LinkedIn Corp. - Cl. A *	3,391	651,377	TOTAL SHORT-TERM INVESTMENT
Priceline.com, Inc. *	595	414,114	( Cost - $68,663)
Splunk, Inc. *	2,518	102,734
		2,222,181	TOTAL INVESTMENTS - 99.9%		$ 10,256,636
LODGING - 2.5%			( Cost - $9,019,489)
Las Vegas Sands Corp.	4,572	257,175	OTHER ASSETS LESS LIABILITIES - 0.1%		11,378
			NET ASSETS - 100.0%		$ 10,268,014
MACHINERY-CONSTRUCTION & MINING - 1.9%
Caterpillar, Inc.	2,323	196,688	* Non-Income producing security.
			+ Variable rate security. Interest rate is as of April 30, 2013.
			ADR - American Depositary Receipt.
			REIT- Real Estate Investment Trust.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund (Continued)
April 30, 2013

Portfolio Composition * - (Unaudited)

Communications	21.67%	Financial	6.22%
Technology	17.94%	Energy	2.95%
Consumer, Non-Cyclical	17.77%	Basic Materials	1.50%
Consumer, Cyclical	17.21%	Short-Term Investment	0.67%
Industrial	14.07%	Total	100.00%

* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Cornerstone Real Estate Advisors LLC)

The real estate investment trust market, as measured by the FTSE NAREIT All REIT Index, surged in performance over the past six-month period ended April 30, 2013, increasing 18.4 percent after gaining 18.1 percent during the previous fiscal year. This most recent REIT market performance generally outpaced most other equity index returns. Across the Fund's holdings, self storage REITs proved to be one of the strongest contributors while health care REITs and office REITs generally provided mixed results.

The Fund's exposure to self storage REITs generally added value on both a relative and absolute basis during the six-month period. Security selection within the sector primarily drove the outperformance. The Sub-Adviser continues to see strength in these securities because of what it considers to be attractive valuations and the fact that there have been fewer new storage operators entering the business as demand for more storage space has increased. Although the Sub-Adviser has expressed some concern over the competition and environment surrounding apartment REITs, it believes that this actually can help storage REITs as tenants transition to a single family home or another competing apartment. This general strength in demand within this sector has allowed operators to raise prices while enjoying historically low financing costs due to the current low interest rate environment. Extra Space Storage, Inc. (EXR), a Salt Lake City-based storage company, rose 28.0 percent during the six-month period, climbing strongly during both fiscal quarters. Another strong storage REITs performer was CubeSmart (CUBE), a Pennsylvania-based self-storage developer and manager, which rose 35.9 percent during the period.

The Sub-Adviser continues to cautiously participate in the health care REITs sector as it believes these types of REITs may be overvalued. Health care REITs were generally the strongest performing REIT sector during the most recent fiscal quarter but one of the poorer performers in the first fiscal quarter. Security selection within the health care sector generally benefitted the portfolio during the six-month period.  One of the better performing healthcare REITs in the Fund, Healthcare REIT, Inc. (HCN), which primarily invests in senior living properties, experienced a strong run and rose 29.3 percent, gaining 20.8 percent in the most recent fiscal quarter alone.

The hotel REIT sector generally experienced mixed results during the six-month period and served as a positive contributor in the first half of the six-month period but detracted from performance on a relative basis during the most recent three-month period. The Sub-Adviser believes it has an advantage in this sector as it owns one of the largest private portfolios of hotels in the nation. One of the strongest performing hotel REITs in the Fund, Chesapeake Lodging Trust (CHSP), which invests in upper scale hotels in major business and convention markets, gained almost 28.2 percent during the six-month period. Another hotel REIT held by the Fund during the period, Sunstone Hotel Investors, Inc. (SHO), a California-based upscale hotel owner/operator, gained 25.6 percent during the same time period. However, Sunstone Hotel Investors was one of the poorest performers in the second fiscal quarter, as most of this strong performance came in the first three months of the fiscal year.

While mortgage REITs generally detracted from relative performance during the period, the Sub-Adviser believes that this space will see improvement going forward. It is confident that some of these mortgage REITs have strong management teams and may be undervalued relative to their non-REIT peers. During the six-month period, Two Harbors Investment Corporation (TWO), a residential mortgage-backed securities financer and manager, rose 16.1 percent. However, during the second fiscal quarter, the management team of Two Harbors strategically spun-off a single family rental business that has proven to be expensive to maintain. The Sub-Adviser believes that decisions like this highlight the strength of some of these management teams as they strive to maximize long-term shareholder value.

Apartment REITs generally detracted from relative performance. Apartment REITs generally struggled on a relative basis as growth in the space has greatly decelerated. The recent ramp-up of multi-family and single-family homes has broadly impacted existing apartments. One of the weakest performers during the six-month period was Post Properties, Inc, (PPS), an upscale developer and operator in the Southwestern and Southeastern United States. Post Properties increased only 2.3 percent during the period.

The Sub-Adviser remains cautiously optimistic about REIT earnings growth and continues to seek opportunities in REITs that are equipped to stabilize the growth deceleration that it believes is spreading across REITs, in general. In addition, the Sub-Adviser believes that REITs currently have a strong foundation given that REIT fundamentals appear sound and that they are currently operating in a record low interest rate environment.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	17.69%	19.04%	15.35%	7.27%	7.10%
Class C Class A with load of 5.75% Class A without load	17.07% 10.86% 17.61%	17.84% 11.93% 18.74%	14.20% 12.80% 15.06%	6.20% 5.77% 7.02%	6.04% 1.89%* 2.85%*
Morningstar Real Estate Category	16.58%	17.11%	15.79%	5.67%	7.21%
FTSE NAREIT ALL REITs Index	18.37%	22.20%	17.58%	7.49%	7.52%

*Class A commenced operations on January 3, 2007.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in real estate investment trusts (REITs) of various types. REITs are companies that develop and manage real estate properties.

The FTSE NAREIT ALL REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.46% for Class N, 2.46% for Class C and 1.71% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 1.4%			OFFICE PROPERTY - 10.2%
HEALTHCARE-SERVICES - 1.4%			Biomed Realty Trust Inc	16,610	$ 373,891
Capital Senior Living Corp. *	19,040	$ 461,910	Boston Properties, Inc.	14,200	1,553,906
TOTAL COMMON STOCK (Cost - $460,504)			Douglas Emmett, Inc	20,140	527,064
			Highwoods Properties, Inc.	7,880	323,316
REITS - 95.6%			SL Green Realty Corp.	6,800	616,760
APARTMENTS - 10.8%					3,394,937
Apartment Investment & Management Co. - CL A	31,090	967,210	REGIONAL MALLS - 13.5%
Avalonbay Communities, Inc.	4,090	544,134	Simon Property Group	20,951	3,730,745
Camden Property Trust	18,760	1,357,098	Taubman Centers, Inc	9,030	772,155
Essex Property Trust, Inc	2,130	334,517			4,502,900
Home Properties, Inc.	2,290	147,613	SHOPPING CENTERS - 7.1%
Post Properties, Inc.	3,960	195,743	Acadia Realty Trust	23,140	660,647
Silver Bay Realty Trust Corp	2,647	50,504	DDR Corp.	32,870	602,836
		3,596,819	Ramco-Gershenson Properties Trust	21,730	379,623
DIVERSIFIED - 15.1%			Weingarten Realty Investors	21,390	728,757
American Tower Corp.	17,700	1,486,623			2,371,863
Duke Weeks Realty Corp.	65,400	1,153,656	SINGLE TENANT - 2.7%
Lexington Corporate Prop Trust	40,540	519,317	National Retail Properties	10,910	432,909
Liberty Property Trust	15,700	674,943	Realty Income Corp	9,330	475,550
Plum Creek Timber Co.	12,000	618,480			908,459
STAG Industrial, Inc	25,290	557,392	STORAGE - 5.4%
		5,010,411	CubeSmart	46,370	814,721
HEALTH CARE - 18.2%			Extra Space Storage, Inc.	22,700	989,266
HCP, Inc.	30,460	1,623,518			1,803,987
Health Care REIT, Inc.	14,810	1,110,306	WAREHOUSE - 3.0%
Healthcare Realty Trust	8,150	244,663	First Industrial Realty Trust	20,610	369,742
Medical Properties Trust, Inc	13,770	221,559	Prologis, Inc.	14,384	603,409
Omega Healthcare Investors	6,870	225,817			973,151
Sabra Health Care REIT, Inc	10,230	305,059
Senior Housing Prop Trust	8,720	247,910	TOTAL REITS (Cost - $25,340,224)		31,808,906
Ventas, Inc	26,273	2,092,119
		6,070,951	SHORT-TERM INVESTMENT - 1.7%
HOTELS - 3.2%			MONEY MARKET FUND - 1.7%
Chesapeake Lodging Trust	24,090	569,969	Fidelity Institutional Money Market
Strategic Hotels & Resorts, Inc. *	8,700	70,209	Fund - Government Portfolio, 0.01%+	579,908	579,908
Sunstone Hotel Investors, Inc. *	31,590	392,032	TOTAL SHORT TERM INVESTMENT
		1,032,210	(Cost - $579,908)
MORTGAGE - 6.4%
AG Mortgage Investment Trust, Inc.	4,500	116,415	TOTAL INVESTMENTS - 98.7% (Cost - $26,380,636)		$ 32,850,724
Colony Financial, Inc.	14,900	332,270	OTHER ASSETS LESS LIABILITIES - 1.3%		424,665
MFA Financial, Inc.	55,010	509,943	TOTAL NET ASSETS - 100.00%		$ 33,275,389
Starwood Property Trust, Inc.	19,550	537,430
Two Harbors Investment Corp.	54,020	647,160	REIT - Real Estate Investment Trust
		2,143,218	+ Variable rate security. Interest rate is as of April 30, 2013.
			* Non-Income producing security.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund (Continued)
April 30, 2013

Portfolio Composition * - (Unaudited)
Health Care	18.48%	Storage	5.49%
Diversified	15.25%	Hotels	3.14%
Regional Malls	13.71%	Warehouse	2.96%
Apartments	10.95%	Single Tenant	2.77%
Office Property	10.33%	Short-Term Investment	1.77%
Shopping Centers	7.22%	Healthcare Services	1.41%
Mortgage	6.52%	Total	100.00%

* Based on total value of investments as of April 30, 2013
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), rose 12.8 percent during the six-month period ending April 30, 2013 (the “six-month period”). For the months of November and December of 2012, the Index was up 1.9 percent and 3.5 percent, respectively.  During these months, european stocks continued their recovery, with bond market volatility subsiding and Greek government bonds soaring as an agreement was reached on a further debt restructuring and debt buyback program.  In Asia, after underperforming most of the year, Chinese stocks moved strongly in December on the back of stronger than expected economic data and positive comments by government officials. In Japan, a rally was fueled by investor optimism over the new Prime Minister and speculation of massive monetary and fiscal stimulus measures to come in 2013.  In January, the Index rose 4.1 percent.  In February the Index fell 1.1 percent, and in March and April, the Index was up 0.20 percent and 3.7 percent, respectively.  In Asia, rising markets were led by strong returns in Japan on the back of proposed monetary fiscal stimulus programs, initiated by newly elected Prime Minister, Shinzo Abe.  These returns overcame lagging  european stock performance due to Italy’s irresolute elections and the Cyprus banking crisis. These events renewed fears about the stability of the Eurozone causing continued downgrades of sovereign credit ratings, instability in the credit markets, and a sharp sell off among Eurozone banks.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization.  These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to the Fund’s returns relative to the Index during the six-month period included Japan (primarily due to consumer discretionary, financials, health care and industrial sector overweights), Canada (primarily due to energy and materials sector underweights), and the United Kingdom (primarily due to energy and materials sector underweights).  Countries contributing most to the Fund’s underperformance relative to the Index included Italy (primarily due to a financial sector overweight), Russia (primarily due to an energy sector overweight), and Switzerland (primarily due to a health care sector underweight).

Sectors contributing most to the Fund’s returns relative to the Index during the six-month period included materials (primarily due to Canada, Australia, and United Kingdom underweights), financials (primarily due to a Japan and Sweden overweight and a Canada underweight), and energy (primarily due to Canada, United Kingdom, and China underweights).  Sectors contributing most to the Fund’s underperformance relative to the Index included consumer staples (primarily due to France, Australia, and United Kingdom underweights) and information technology (primarily due to a Finland overweight).

The stocks contributing most to the Fund's  returns relative to the Index during the six-month period included Nomura Holdings (Japan financials), Sumitomo Mitsui Financial Group Inc. (Japan financials), and Daiichi Sankyo Co. Ltd. (Japan health care). Stocks contributing most to the Fund’s underperformance relative to the Index included Gazprom OAO (Russia energy), Volkswagon AG (German consumer discretionary), and Nokia Corp. (Finland information technology).

The foregoing Insights from the Sub-Adviser are provided by Arrowstreet Capital, Limited Partnership (“Arrowstreet”) through April 30, 2013 for informational purposes only and solely with respect to the portfolio of assets within the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice.  Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013**

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	17.00%	19.38%	7.17%	1.65%	5.41%
Class C Class A with load of 5.75% Class A without load	16.34% 10.15% 16.84%	18.16% 12.17% 19.01%	6.09% 4.78% 6.88%	0.63% 0.20% 1.39%	4.37% (0.04)%* 0.90%*
Morningstar Foreign Large Cap Blend Category	14.02%	15.50%	6.69%	(1.48)%	4.71%
MSCI ACW ex US Index (net)	12.77%	14.14%	5.98%	(0.84)%	1.06%

*Class A commenced operations on January 3, 2007.

**Arrowstreet became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008. The performance returns have been furnished by the Fund.  Arrowstreet makes no representation or warranty relating to the accuracy or completeness of such data.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics predominate.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.98% for Class N, 2.98% for Class C and 2.23% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value

COMMON STOCK - 94.3%			BANKS - 11.8%
ADVERTISING - 0.3%			Akbank TAS	48,505	$ 255,267
Publicis Groupe SA	2,572	$ 179,009	Banca Monte dei Paschi di Siena SpA	118,447	33,455
			Banco Bilbao Vizcaya Argentaria SA	22,149	215,799
AEROSPACE/DEFENSE - 0.8%			Banco Bradesco SA - ADR	5,222	86,633
BAE Systems PLC	38,769	226,778	Banco Espirito Santo SA *	17,713	20,313
Rolls-Royce Holdings PLC	10,880	191,432	Banco Popolare Societa Cooperativa Scarl	70,212	101,105
		418,210	Bank Mandiri Persero Tbk PT	115,500	124,804
AGRICULTURE - 1.9%			Bank Leumi Le-Israel BM *	23,810	84,635
British American Tobacco Malaysia Bhd - ADR	2,213	245,687	BNP Paribas SA	11,483	640,827
Imperial Tobacco Group PLC - ADR	2,175	156,622	China Construction Bank Corp	309,000	259,332
Japan Tobacco Inc.	8,800	332,975	Credit Agricole SA	23,348	214,070
KT&G Corp.	2,183	157,286	DNB ASA	13,273	217,681
Swedish Match AB	5,142	178,581	Erste Group Bank AG *	735	23,058
		1,071,151	HDFC Bank Ltd - ADR	5,049	214,280
AIRLINES - 0.8%			Intesa Sanpaolo SpA	109,884	199,737
Deutsche Lufthansa AG	19,077	382,301	Kasikornbank PCL	25,700	186,428
International Consolidated Airlines Group SA	20,025	84,427	Kasikornbank PCL	20,900	154,421
Turk Hava Yollari *	1	6	Lloyds Banking Group PLC *	117,716	100,158
		466,734	Mediobanca SpA	12,940	82,430
APPAREL - 0.8%			Nishi-Nippon City Bank Ltd/The	32,000	106,856
Adidas AG	1,061	111,043	Nordea Bank AB	40,838	491,963
Burberry Group PLC	5,499	114,514	Pohjola Bank PLC	10,860	185,034
Christian Dior SA	1,377	240,551	Raiffeisen Bank International AG	3,607	127,438
		466,108	Sberbank of Russia - ADR	68,463	880,434
AUTO MANUFACTURERS - 5.3%			Skandinaviska Enskilda Banken AB	24,801	255,426
Bayerische Motoren Werke AG	6,973	645,357	Societe Generale SA *	12,823	466,228
Daihatsu Motor Co. Ltd.	11,000	218,417	Svenska Handelsbanken AB	3,914	178,635
Daimler AG	6,250	346,834	Swedbank AB	3,917	96,560
Fiat SpA *	44,366	266,092	Turkiye Is Bankasi	22,513	87,034
Fuji Heavy Industries Ltd.	7,000	132,257	UniCredit SpA *	97,549	510,299
Hino Motors Ltd.	17,000	259,926			6,600,340
Kia Motors Corp	3,018	150,544	BEVERAGES - 1.7%
Renault SA	2,928	202,252	Coca-Cola West Co. Ltd.	11,000	204,788
Suzuki Motor Corp	4,500	115,746	Cia de Bebidas das Americas - ADR	3,563	149,717
Toyota Motor Corp	8,100	470,565	Diageo PLC - ADR	903	110,347
Volkswagen AG	949	185,063	Fomento Economico Mexicano SAB de CV - ADR	998	113,163
		2,993,053	Heineken Holding NV	3,469	209,215
AUTO PARTS & EQUIPMENT - 3.3%			Heineken NV	1,082	76,645
Aisin Seiki Co. Ltd.	3,400	122,849	Kirin Holdings Co. Ltd.	5,000	87,580
Bridgestone Corp	4,400	166,233			951,455
Continental AG	3,466	412,633	BIOTECHNOLOGY - 0.2%
Denso Corp	2,000	89,769	CSL Ltd.	1,490	97,442
Hyundai Mobis	492	111,868
JTEKT Corp.	9,300	94,919	BUILDING MATERIALS - 0.5%
Cie Generale des Etablissements Michelin	1,742	147,436	Asahi Glass Co. Ltd	8,000	62,919
Sumitomo Electric Industries Ltd.	15,100	201,006	HeidelbergCement AG	3,117	225,208
Toyoda Gosei Co. Ltd	3,800	98,717			288,127
Toyota Industries Corp	6,300	258,223
Valeo SA	2,956	172,113
		1,875,766

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2013
Security	Shares	Value	Security	Shares	Value

CHEMICALS - 1.0%			ENGINEERING & CONSTRUCTION - 2.2%
Daicel Corp	15,000	$ 121,180	Acciona SA	1,620	$ 106,075
Denki Kagaku Kogyo KK	28,000	102,536	Airports of Thailand PCL	58,200	287,296
Mitsubishi Chemical Holdings Corp	22,500	109,842	Auckland International Airport Ltd	36,086	95,983
Mitsubishi Gas Chemical Co. Inc	6,000	45,917	Enka Insaat ve Sanayi AS	58,884	182,151
Sumitomo Chemical Co. Ltd	52,000	174,301	Fraport AG Frankfurt Airport Services Worldwide	3,420	204,804
		553,776	JGC Corp	3,000	88,981
COMMERCIAL SERVICES - 1.4%			TAV Havalimanlari Holding AS	39,944	281,979
Adecco SA	2,223	119,046			1,247,269
CCR SA	7,600	74,359	ENTERTAINMENT - 0.4%
Edenred	1,853	61,784	OPAP SA	24,283	239,580
Intertek Group PLC	7,542	388,565
Randstad Holding NV	3,734	155,786	FOOD - 5.9%
		799,540	Aryzta AG	2,251	139,931
COMPUTERS - 0.9%			BIM Birlesik Magazalar AS	2,684	137,813
Cap Gemini SA	1,959	90,401	Colruyt SA	4,212	212,920
Fujitsu Ltd	34,000	142,942	Delhaize Group SA	2,717	170,160
Research In Motion Ltd	17,711	289,464	Distribuidora Internacional de Alimentacion SA	22,890	177,585
		522,807	Jeronimo Martins SGPS SA	11,453	273,418
COSMETICS/PERSONAL CARE - 0.1%			Kerry Group PLC	1,389	82,080
LG Household & Health Care Ltd.	117	65,793	Koninklijke Ahold NV	13,029	206,002
			Lindt & Spruengli AG	22	85,321
DISTRIBUTION/WHOLESALE - 2.2%			Nestle SA	5,835	416,601
ITOCHU Corp	14,800	183,691	Nisshin Seifun Group Inc	32,500	420,319
Marubeni Corp	37,000	265,854	Suedzucker AG	3,749	151,272
Mitsubishi Corp	4,700	84,693	Toyo Suisan Kaisha Ltd	2,000	68,037
Mitsui & Co. Ltd	14,200	195,819	Unilever NV	13,947	594,819
Toyota Tsusho Corp	17,400	485,090	Woolworths Ltd	4,407	166,561
		1,215,147			3,302,839
			FOOD SERVICE - 0.4%
DIVERSIFIED FINANANCIAL SERVICES - 0.9%			Compass Group PLC	15,034	198,232
Aberdeen Asset Management PLC	34,914	244,088
BM&FBovespa SA	10,500	72,863	GAS - 0.2%
Nomura Holdings Inc	11,900	97,350	Gas Natural SDG SA	2,639	55,308
Old Mutual PLC	25,243	80,618	Korea Gas Corp	1,126	72,301
		494,919			127,609
ELECTRIC - 0.4%			HAND/MACHINE TOOLS - 0.2%
Aboitiz Power Corp.	16,300	14,763	Fuji Electric Co Ltd	24,000	82,198
Chubu Electric Power Co. Inc	3,700	47,907
Iberdrola SA	19,627	105,618	HEALTHCARE-PRODUCTS - 0.9%
Tokyo Electric Power Co. Inc	16,600	73,293	Luxottica Group SpA	4,618	239,395
		241,581	Smith & Nephew PLC - ADR	1,945	111,137
ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%			Terumo Corp	3,000	149,187
Brother Industries Ltd.	14,500	165,986			499,719
Furukawa Electric Co Ltd	13,000	32,930	HEALTHCARE-SERVICES - 0.4%
Ushio Inc	9,900	100,971	Bangkok Dusit Medical Services PCL	19,500	112,592
		299,887	Ramsay Health Care Ltd	3,644	121,085
ELECTRONICS - 1.3%					233,677
Kyocera Corp	1,300	132,368	HOLDING COMPANIES-DIVERSIFIED - 2.1%
LG Display Co Ltd	6,010	164,457	Bidvest Group Ltd	8,701	226,299
NEC Corp	77,000	200,226	Exor SpA	3,756	113,907
Rexel SA	9,385	206,884	Groupe Bruxelles Lambert SA	1,545	119,685
		703,935	Industrivarden AB	4,940	92,768

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2013
Security	Shares	Value	Security	Shares	Value

HOLDING COMPANIES-DIVERSIFIED - 2.1%(CONTINUED)			LODGING - 0.3%
KOC Holding AS	17,622	$ 106,797	Crown Ltd	1,772	$ 23,727
Wendel SA	833	90,363	SKYCITY Entertainment Group Ltd	18,006	68,920
Wharf Holdings Ltd.	47,000	419,784	Whitbread PLC	2,360	93,947
		1,169,603			186,594
HOME BUILDERS - 0.0%			MACHINERY CONSTRUCTION & MINING - 0.3%
Sekisui House Ltd.	1,000	15,004	Atlas Copco AB	5,798	138,494

HOME FURNISHINGS - 0.5%			MACHINERY - DIVERSIFIED - 1.5%
Electrolux AB	9,735	277,385	Andritz AG	1,268	82,648
			Hexagon AB	7,144	204,266
HOUSEHOLD PRODUCTS/WARES - 1.0%			IHI Corp	17,000	63,454
Kimberly-Clark de Mexico SAB de CV	54,300	189,995	Kawasaki Heavy Industries Ltd	54,000	172,370
Societe BIC SA	1,044	111,430	Mitsubishi Heavy Industries Ltd	34,000	234,695
Unilever Indonesia Tbk PT	97,500	263,128	Zardoya Otis SA	7,681	107,457
		564,553			864,890
HOUSEWARES - 0.0%
Turkiye Sise ve Cam Fabrikalari AS	3	4	MEDIA - 1.3%
			BEC World PCL	153,500	351,579
INSURANCE - 5.4%			British Sky Broadcasting Group PLC	12,310	161,521
Aegon NV	15,107	100,999	ITV PLC	55,903	109,421
Ageas	7,105	260,446	Kabel Deutschland Holding AG	1,003	95,298
AIA Group Ltd.	2,400	10,676			717,819
Assicurazioni Generali SpA	11,279	207,328	METAL FABRICATE/HARDWARE - 0.2%
AXA SA	34,622	648,919	Vallourec SA	2,696	129,508
China Life Insurance Co. Ltd.	22,000	60,848
CNP Assurances	6,382	90,533	MINING - 0.3%
Dai-ichi Life Insurance Co. Ltd/The	146	201,453	Mitsubishi Materials Corp	21,000	60,295
Gjensidige Forsikring ASA	14,303	231,012	Sumitomo Metal Mining Co Ltd	7,000	98,091
Hannover Rueckversicherung SE	234	19,815			158,386
ING Groep NV	15,032	123,939	MISCELLANEOUS MANUFACTURING - 0.8%
Manulife Financial Corp	5,447	80,636	FUJIFILM Holdings Corp - ADR	4,085	83,988
Muenchener Rueckversicherungs AG	1,142	228,950	FUJIFILM Holdings Corp	8,700	178,903
Prudential PLC - ADR	4,577	158,090	Konica Minolta Holdings Inc.	24,000	169,722
Sanlam Ltd	13,813	70,818			432,613
SCOR SE	3,700	112,392	OFFICE/BUSINESS EQUIPMENT - 0.6%
Swiss Life Holding AG	1,417	224,753	Canon Inc - ADR	5,612	202,088
T&D Holdings Inc	18,000	209,873	Ricoh Co Ltd	11,000	122,518
		3,041,480			324,606
INTERNET - 0.4%			OIL & GAS - 3.0%
SBI Holdings Inc/Japan	10,000	193,900	Gazprom OAO - ADR	89,585	710,857
			Lukoil OAO - ADR	4,405	280,378
INVESTMENT COMPANIES - 0.5%			Lukoil OAO - ADR	8,343	528,946
Investor AB	8,288	246,075	Rosneft OAO - GDR	12,401	84,991
Pargesa Holding SA	447	31,214	Showa Shell Sekiyu KK	4,200	33,742
		277,289	Surgutneftegas OAO - ADR	7,842	67,206
LEISURE TIME - 0.4%					1,706,120
TUI Travel PLC	10,854	53,145	OIL & GAS SERVICES - 0.2%
Yamaha Corp	16,900	181,405	AMEC PLC	8,021	126,541
		234,550

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2013

Security	Shares	Value	Security	Shares	Value

PHARMACEUTICALS - 15.1%			RETAIL - 0.8% (CONTINUED)
Actelion Ltd.	4,570	$ 280,145	Swatch Group AG/The	308	$ 176,915
Alfresa Holdings Corp	1,700	101,238			473,178
Astellas Pharma Inc.	6,000	350,052	RETAIL - APPAREL/SHOES - 0.9%
AstraZeneca PLC - ADR	6,456	335,196	Inditex SA	2,185	293,495
AstraZeneca PLC	9,292	483,232	Next PLC	3,281	222,750
Bayer AG - ADR	2,481	259,488			516,245
Bayer AG	1,828	191,278	RETAIL - CONVENIENCE STORE - 0.7%
Celesio AG	12,235	242,476	CP ALL PCL	151,800	228,301
Chugai Pharmaceutical Co Ltd	10,800	269,153	FamilyMart Co Ltd	3,500	160,108
Daiichi Sankyo Co. Ltd.	27,200	532,734			388,409
Dainippon Sumitomo Pharma Co Ltd	17,500	321,742	RETAIL - MAJOR DEPARTMENT STORE - 0.1%
GlaxoSmithKline PLC - ADR	28,539	1,473,754	Home Retail Group PLC	18,284	44,330
GlaxoSmithKline PLC	4,531	117,078
Grifols SA *	3,311	133,020	RETAIL - MISC/DIVERSIFIED - 0.2%
Kyowa Hakko Kirin Co. Ltd.	1,000	12,286	Woolworths Holdings Ltd/South Africa	15,935	124,256
Medipal Holdings Corp.	21,500	337,666
Merck KGaA	752	114,665	SEMICONDUCTORS - 1.7%
Ono Pharmaceutical Co. Ltd.	1,800	118,831	ARM Holdings PLC - ADR	755	35,296
Orion OYJ	3,779	108,695	ASML Holding NV	0	23
Otsuka Holdings Co. Ltd.	6,200	223,804	Macronix International	295,288	80,593
Roche Holding AG - ADR	3,548	221,466	Rohm Co. Ltd.	300	10,616
Roche Holding AG	626	156,899	Samsung Electronics Co. Ltd. - GDR	639	441,549
Sanofi - ADR	1,163	62,046	Samsung Electronics Co. Ltd.	182	251,714
Sanofi	6,598	713,970	Samsung Electronics Co. Ltd. - GDR	115	45,862
Santen Pharmaceutical Co Ltd	2,000	100,488	Tokyo Electron Ltd	2,100	107,592
Shionogi & Co Ltd	5,700	140,339			973,245
Shire PLC - ADR	4,850	454,154	SOFTWARE - 0.6%
Suzuken Co. Ltd/Aichi Japan	2,500	97,446	Amadeus IT Holding SA	10,953	323,468
Takeda Pharmaceutical Co Ltd	9,300	511,084
		8,464,425	TELECOMMUNICATIONS - 4.4%
PRIVATE EQUITY - 0.1%			BT Group PLC - ADR	66,382	285,820
Eurazeo	1,527	80,952	BT Group PLC	3,487	149,976
			China Mobile Ltd.	64,000	703,871
REAL ESTATE - 2.1%			Deutsche Telekom AG - ADR	8,362	99,508
BR Malls Participacoes SA	2,200	25,957	KDDI Corp.	5,000	240,671
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	65,061	111,529	Mobile Telesystems OJSC - ADR	2,540	52,578
Henderson Land Development Co. Ltd.	28,000	203,172	Nippon Telegraph & Telephone Corp.	1,400	69,690
Hopewell Holdings Ltd.	52,500	203,202	Nokia OYJ - ADR	48,637	164,393
Hysan Development Co. Ltd.	27,000	134,082	Nokia OYJ	25,524	85,828
New World Development Co. Ltd.	103,000	180,043	Telefonaktiebolaget LM Ericsson - ADR	7,557	93,027
Sun Hung Kai Properties Ltd.	3,000	43,378	Telekomunikasi Indonesia Persero Tbk PT - ADR	5,792	277,263
Wheelock & Co. Ltd.	50,000	278,610	Tele2 AB	6,040	103,759
		1,179,973	Vivendi SA	4,132	93,679
REITS - 0.6%			Vodafone Group PLC	956	29,244
Link REIT/The	11,500	65,187			2,449,307
Unibail-Rodamco SE	956	250,131	TOYS/GAMES/HOBBIES - 0.3%
		315,318	Namco Bandai Holdings Inc.	9,500	173,320
RETAIL - 0.8%
Autogrill SpA	4,818	62,447	TRANSPORTATION - 1.1%
Citizen Holdings Co Ltd	22,300	132,055	Deutsche Post AG	2,163	51,462
Jollibee Foods Corp	32,600	101,761	East Japan Railway Co	3,100	261,947
			West Japan Railway Co	6,000	290,577
					603,986

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2013
	Dividend
Security	Rate	Shares	Value	Security	Shares	Value

TOTAL COMMON STOCK (Cost - $45,498,136)			$ 52,905,654	SHORT-TERM INVESTMENT - 1.6%
				MONEY MARKET FUND - 1.6%
PREFERRED STOCK - 1.8%				Fidelity Institutional Money Market Funds - Government
AUTO MANUFACTURERS - 1.6%				Portfolio 0.01% + (Cost - $917,210)	917,210	$ 917,210
Bayerische Motoren Werke AG	3.0600%	2,714	189,131
Porsche Automobil Holding SE	3.0600	3,128	245,841
Volkswagen AG		2,421	492,082	TOTAL INVESTMENTS - 98.1% (Cost - $47,519,403)		$ 55,028,902
			927,054	OTHER ASSETS LESS LIABILITIES - 1.9%		1,061,073
MEDIA - 0.2%				NET ASSETS - 100.0%		$ 56,089,975
ProSiebenSat.1 Media AG	1.1555	2,266	86,564
				* Non-income producing security.
TOTAL PREFERRED STOCK (Cost - $898,593)			1,013,618	ADR - American Depositary Receipt.
				GDR - Global Depositary Receipt.
RIGHTS - 0.4%				NVDR - Non Voting Depositary Receipt.
BANKS - 0.4%				REIT - Real Estate Investment Trust.
Banco Santander SA - Rights *				+ Variable rate security. Interest rate is as of April 30, 2013.
(Cost - $205,464)		26,200	192,420

Portfolio Composition * - (Unaudited)
Japan		24.52%		Sweden	4.34%
Other Countries		23.78%		Hong Kong	4.03%
Britain		11.09%		Switzerland	3.37%
France		9.00%		Netherland	3.11%
Germany		9.00%		Italy	3.08%
Russia		4.68%		Total	100.00%
* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, increased by 4.2 percent in the three-month period ending April 30, 2013.  The vast majority of the returns were achieved in the first part of the period in contrast to the larger capitalization indexes that had most of their gains in the later part of the six-month period.  The financial services, communications and energy sectors were the largest contributors to the Fund’s performance while the consumer cyclical sector and a fairly large cash position contributed the least.

The Sub-Adviser noted that higher quality firms that have healthier balance sheets and are on the higher end of the capitalization spectrum within the small cap space outperformed highly leveraged companies with lower capitalizations in contrast to several previous periods.  The Fund’s strategy only allows it to buy companies with small capitalization that pay dividends and are priced at more than five dollars per share.

The financial services sector was the top contributor to performance relative to the benchmark in the six-month period ending April 30, 2013.  The Fund maintained a slight underweight to the index with individual stock selection being the main driver of performance.  Bank of the Ozarks, Inc. (OZRK), a small regional bank headquartered in Little Rock Arkansas, gained more than 27 percent during the period studied.  Fulton Financial Corporation (FULT), another regional bank based in Pennsylvania, delivered a 17 percent return during the same timeframe.

Exposure to the consumer cyclical sector detracted somewhat from performance, mainly due to security selection.  One standout pick, however, was Texas Roadhouse, Inc. (TXRH), a casual dining restaurant chain that increased more than 47 percent over the six-month period ending April 30, 2013.  One of the poorer performers was Finish Line, Inc. (FINL), a specialty retailer that sells sports apparel.  The stock fell more than 5 percent during the period.  Still, the Sub-Adviser believes the firm to be a good value as it has a solid cash balance of $227 million and recently signed into a partnership with high-end retailer Macy’s, Inc. (M).

Superior stock selection led to outperformance in the communications sector during the time period studied.  The Fund generated a 36 percent return in sector while communications stocks contained in the benchmark index only increased by 12 percent.  A moderate overweight to the sector also added value.  Plantronics, Inc. (PLT), a manufacturer and marketer of communications headsets, gained more than 36 percent in the six-month period ending April 30, 2013.

As mentioned above, a relatively large cash position of 5 percent detracted somewhat from performance as money market funds are yielding less than 1 percent annually while the Russell 2000 Value Index rose more than 16 percent in the six-month period ending April 30, 2013.  The Sub-Adviser plans to trim the cash positions as opportunities in the market present themselves but isn’t eager to invest it too quickly as a correction may be on the horizon.

 The energy sector added value on both a relative and absolute basis as the Sub-Adviser’s picks outperformed energy stocks within the benchmark as well as the overall index.  Security selection was solely responsible for the outperformance as energy stocks held by the Fund outpaced energy stocks within the benchmark while maintaining an equal-weight to the sector.  Berry Petroleum Company, an independent oil and gas firm, rose more than 25 percent during the time period studied.  The stock saw most of these gains February after it was announced that Linn Energy LLC (LINE) would acquire Berry Petroleum.  The Sub-Adviser expects the merger to proceed and plans to hold the stock indefinitely.

A moderate underweight to the capital goods sector weakened performance on a relative basis.  Stock selection detracted somewhat as well.  Huntington Ingalls Industries, Inc. (HII), a defense firm that builds ships for the U.S. Navy and Coast Guard, was one exception that gained more than 25 percent in the six-month period ending April 30, 2013.

Going forward, the Sub-Adviser sees a continued transition which favors higher quality dividend paying stocks as opposed to the high beta stocks that have been outperforming in recent quarters.  The Fund will continue to build conservative assumptions into its models based on its skepticism regarding the underlying economy.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	15.67%	13.94%	9.74%	4.78%	3.95%
Class C Class A with load of 5.75% Class A without load	15.01% 8.87% 15.50%	12.67% 7.33% 13.87%	8.64% (7.38)% 9.53%	3.72% 3.33% 4.55%	2.93% 1.38%* 2.33%*
Morningstar Small Cap Value Category	16.78%	17.39%	10.28%	7.25%	6.11%
Russell 2000 Value Index	16.58%	19.71%	9.58%	6.60%	2.88%

* Class A commenced operations on January 3, 2007.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.03% for Class N, 3.03% for Class C and 2.28% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.6%
AEROSPACE/DEFENSE - 1.9%			INSURANCE - 12.3%
Cubic Corp.	4,718	$ 202,732	American Equity Investment Life Holding Co.	22,990	350,368
Curtiss-Wright Corp.	3,960	130,046	Aspen Insurance Holdings, Ltd.	8,340	318,504
		332,778	Endurance Specialty Holdings, Ltd.	9,270	453,952
BANKS - 11.6%			Montpelier Re Holdings Ltd.	8,300	213,808
Bank of the Ozarks, Inc.	6,020	246,399	Primerica, Inc.	7,800	264,888
Community Bank System, Inc.	6,890	197,329	Protective Life Corp.	7,780	296,107
FirstMerit Corp.	16,350	280,075	StanCorp Financial Group, Inc.	5,740	247,853
Fulton Financial Corp.	18,460	204,168			2,145,480
Iberiabank Corp.	5,000	228,100	MINING - 2.1%
Trustmark Corp.	8,200	201,310	Compass Minerals International, Inc.	4,308	$ 372,814
Webster Financial Corp.	8,340	194,906
Westamerica Bancorporation	6,395	277,479	MISCELLANEOUS MANUFACTURING - 2.0%
Wintrust Financial Corp.	5,323	190,883	Actuant Corp.	10,920	341,796
		2,020,649
CHEMICALS - 2.6%			OIL & GAS - 1.9%
Innophos Holdings, Inc.	3,260	167,271	Berry Petroleum, Co. Cl A	6,820	326,746
Sensient Technologies Corp.	7,290	286,861
		454,132	REITS - 6.2%
COMMERCIAL SERVICES - 4.9%			CubeSmart	13,380	235,087
Brink's Co.	12,530	332,170	DuPont Fabros Technology, Inc.	9,550	240,087
MAXIMUS, Inc.	6,530	520,376	Government Properties Income Trust	9,180	239,139
		852,546	Hatteras Financial Corp.	6,670	182,291
DISTRIBUTION/WHOLESALE - 1.4%			LTC Properties, Inc.	3,890	180,885
Owens & Minor, Inc.	7,303	237,859			1,077,489
			REITS - OFFICE PROPERTY - 1.7%
ELECTRIC - 5.5%			Brandywine Realty Trust	20,320	303,378
El Paso Electric Co.	7,200	269,712
Portland General Electric, Co.	12,110	390,548	RETAIL - 5.2%
UNS Energy Corp.	6,000	305,760	Brown Shoe Co., Inc.	15,500	262,105
		966,020	Cato Corp./The	6,850	164,469
ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%			CEC Entertainment, Inc.	5,190	173,190
Belden, Inc.	5,500	271,810	Texas Roadhouse Inc. - Cl. A	13,100	307,850
					907,614
ELECTRONICS - 1.5%			RETAIL - APPAREL - 3.6%
Brady Corp.	3,500	118,580	Finish Line, Inc. Cl A	13,250	256,917
CTS Corp.	13,090	139,409	Regis Corp.	9,450	177,188
		257,989	Stage Stores, Inc.	6,902	191,116
FOREST PRODUCTS & PAPER - 4.9%					625,221
Buckeye Technologies, Inc.	10,395	390,748	RETAIL - CONVENIENCE STORE - 1.6%
Schweitzer-Mauduit International, Inc.	11,610	467,767	Casey's General Stores, Inc.	4,900	283,759
		858,515
HEALTHCARE-PRODUCTS - 4.3%			RETAIL - RESTAURANTS - 1.8%
Meridian Bioscience, Inc.	7,450	151,160	Bob Evans Farms, Inc.	7,471	323,793
West Pharmaceutical Services, Inc.	9,400	600,284
		751,444	RETAIL - SPECIALTY - 1.8%
HOUSEHOLD PRODUCTS - 1.2%			Cash America International, Inc.	7,260	316,754
Toro Co.	4,660	209,747

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2013

Security	Shares	Value	Security	Shares	Value
SAVINGS & LOANS - 0.9%			TRANSPORTATION - 4.7%
Washington Federal, Inc.	9,250	158,823	Bristow Group, Inc.	3,900	$ 246,480
			Gulfmark Offshore, Inc	4,650	193,533
SEMICONDUCTORS - 1.8%			Tidewater, Inc.	7,278	381,731
Cypress Semiconfuctor Corp.	11,266	113,674			821,744
Intersil Corp. - Cl. A	25,861	200,681
		314,355	TOTAL COMMON STOCK (Cost - $12,903,036)		16,859,985
SHIPBUILDING - 1.7%
Huntington Ingalls Industries, Inc	5,600	296,240	SHORT-TERM INVESTMENT - 3.4%
			MONEY MARKET FUND - 3.4%
SOFTWARE - 1.3%			Fidelity Institutional Money Market Fund -
Blackbaud, Inc.	8,020	235,066	Government Portfolio - 0.01% +
			(Cost - $596,498)	596,498	$ 596,498
TELECOMMUNICATIONS - 4.6%
NICE-Systems Ltd - ADR	7,100	251,837	TOTAL INVESTMENTS - 100.0% (Cost - $13,499,534)		$17,456,483
Plantronics, Inc.	12,405	543,587	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0) %		(384)
		795,424	NET ASSETS - 100.0%		$17,456,099

			+ Variable rate security, Interest rates as of April 30, 2013.
			ADR - American Depositary Receipt
			REIT - Real Estate Investment Trust

Portfolio Composition * - (Unaudited)
Financial	32.69%		Utilities		5.53%
Consumer, Cyclical	16.64%		Communications		4.56%
Industrial	13.30%		Short-Term Investment		3.42%
Basic Materials	9.65%		Technology		3.15%
Consumer, Non-Cyclical	9.19%		Energy		1.87%
			Total		100.00%
* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth equities, as measured by the Russell 2000 Growth Index, finished the first half of the fiscal year ending April 30, 2013, up 16.6 percent. Growth stocks in the small cap space outpaced their larger cap peers, as measured by the Russell 1000 Growth Index, by 3.2 percentage points over this same six-month period.  The relative outperformance occurred in the first fiscal quarter, as small cap growth equities, which are historically more volatile than large cap growth equities, experienced a stronger run-up than the broader market.

The Sub-Adviser ended the first fiscal quarter with overweight allocations to the energy and technology sectors. Two of the largest holdings within the sector contributed greatly to performance for the six-month period.  Splunk, Inc. (SPLK), a company which produces software to analyze machine-generated big data, gained 45.6 perfect for the six-month period as investors flocked to the newly public company’s stock.  Maximus, Inc. (MMS), a company which provides business process services to government agencies, gained 44.8 percent for the six-month period ending April 30, 2013.  The Sub-Adviser’s overall investment approach continues to target firms with secular market catalysts and novel product creation that can initially drive top-line sales, as well as eventually expanding bottom-line margins and revenue.

By the close of the second fiscal quarter, the Fund had an approximate 5 percent overweight allocation to the technology sector.  An underweight to financial and real estate stocks also detracted from performance, though stock selection also played a significant role in the performance of that sector within the fund.  Zillow, Inc. (Z), an online real estate database, performed strongly with returns of 57.5 percent.  Financial Engines, Inc. (FNGN), an investment advice provider, rose 51.7 percent for the six-month period as earnings results exceeded analyst expectations.  However, some other holdings within the sector detracted significantly from the fund’s performance for the six-month period.  Walter Investment Management, Inc. (WAC), a business services provider to the mortgage industry, fell 30.6 percent in the six months ended April 30, 2013.  Taylor Capital Group, Inc. (TAYC), a bank holding corporation, fell 21.6 percent for the six-month period, hurting the Fund’s sector performance.

Red Robin Gourmet Burgers, Inc. (RRGB), a chain of casual dining restaurants, is a turnaround story with a new concept called Burgerworks and new management has helped the company recover more.  Marketing towards the “bar scene” instead of families has also been a successful move for the company.  As a result, the stock rose 44.9 percent for the six-month period.  E2open, Inc. (EOPN) a provider of cloud-based, on-demand software solutions, hurt performance of the Fund significantly with a drop of 18.8 percent for the six-month period.

The markets have been stronger this year and the reactions to bad news from Europe or Asia seem to be less significant.  The Sub-Adviser believes that the European real estate market is starting to recover and economic fundamentals are beginning to pick up.  They remain cautiously optimistic for the next quarter that the recovery in Europe will also cause exports from China to increase, causing a global push upwards for equities.  The Sub-Adviser believes that if the issues in government (such as the Sequester, Fiscal Cliff, etc.) happen gradually, they will not have a significant effect on the markets.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	11.91%	7.07%	8.39%	6.41%	6.31%
Class C Class A with load of 5.75% Class A without load	11.26% 5.28% 11.74%	5.97% 0.63% 6.78%	7.29% 6.01% 8.13%	5.35% 4.90% 6.16%	5.26% 4.36%* 5.35%*
Morningstar Small Cap Growth Category	13.79%	11.21%	11.08%	6.02%	5.63%
Russell 2000 Growth Index	16.60%	15.67%	12.94%	7.81%	6.87%

*Class A commenced operations on January 3, 2007.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.35% for Class N, 2.35% for Class C and 1.60% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.0%
AIRLINES - 0.9%			FOOD - 1.6%
Spirit Airlines, Inc. *	7,676	$ 204,949	The Fresh Market, Inc. *	3,757	$ 153,774
			The Hain Celestial Group, Inc. *	3,065	199,991
APPAREL - 2.8%					353,765
Coach, Inc.	3,672	216,134	HEALTHCARE-PRODUCTS - 4.6%
Michael Kors Holdings Ltd. *	3,283	186,934	Cynosure, Inc. - Cl. A *	7,048	182,261
Steven Madden Ltd. *	4,178	203,176	DexCom, Inc. *	13,134	215,529
		606,244	GenMark Diagnostics, Inc. *	6,741	104,823
BANKS - 1.7%			Insulet Corp. *	7,610	192,077
Signature Bank *	2,389	171,076	Novadaq Technologies, Inc. *	4,972	66,973
SVB Financial Group *	2,761	196,335	Sirona Dental Systems, Inc. *	3,213	236,284
		367,411			997,947
BUILDING MATERIALS - 2.1%			HEALTHCARE-SERVICES - 3.5%
Builders FirstSource, Inc. *	36,314	224,784	Acadia Healthcare Co., Inc. *	6,528	205,959
Fortune Brands Home & Security, Inc. *	6,272	228,238	Air Methods Corp.	4,041	147,860
		453,022	ICON PLC *	6,533	209,840
CHEMICALS - 1.0%			LifePoint Hospitals, Inc. *	3,977	190,896
Methanex Corp.	5,187	219,825			754,555
			HOME BUILDERS - 1.8%
COMMERCIAL SERVICES - 8.3%			KB Home	9,569	215,685
Alliance Data Systems Corp. *	1,350	231,890	TRI Pointe Homes, Inc. *	9,085	172,615
Cardtronics, Inc. *	6,124	171,533			388,300
ExlService Holdings, Inc. *	2,939	95,870	HOME FURNISHINGS - 1.6%
MAXIMUS, Inc.	3,750	298,838	American Woodmark Corp. *	3,759	126,490
Sotheby's	7,960	282,421	Select Comfort Corp. *	10,723	227,542
Team Health Holdings, Inc. *	6,735	251,081			354,032
Towers Watson & Co.	3,171	231,229	HOUSEHOLD PRODUCTS/WARES - 1.8%
United Rentals, Inc. *	4,247	223,435	SodaStream International Ltd. *	3,700	199,208
		1,786,297	Tumi Holdings, Inc. *	7,836	180,463
COMPUTERS - 4.3%					379,671
3D Systems Corp. *	5,960	227,911	INTERNET - 2.9%
FleetMatics Group PLC *	8,253	193,698	Dealertrack Technologies, Inc. *	6,273	174,703
Netscout Systems, Inc. *	8,029	183,142	HealthStream, Inc. *	8,949	205,469
Qualys, Inc. *	7,582	83,402	Pandora Media, Inc. *	6,601	91,952
Stratasys Ltd. *	2,926	243,004	SPS Commerce, Inc. *	3,163	149,072
		931,157			621,196
COSMETICS/PERSONAL CARE - 0.9%			LEISURE TIME - 1.1%
Elizabeth Arden, Inc. *	4,734	193,857	Arctic Cat, Inc. *	5,101	229,494

DIVERSIFIED FINANCIAL SERVICES - 3.5%			MACHINERY-DIVERSIFIED - 2.0%
Blackhawk Network Holdings, Inc. - Cl. A *	7,449	178,329	Cognex Corp.	4,419	175,434
Financial Engines, Inc.	5,813	211,419	Lindsay Corp.	3,351	257,424
Portfolio Recovery Associates, Inc. *	2,103	258,143			432,858
WisdomTree Investments, Inc. *	8,714	101,083	MEDIA - 1.9%
		748,974	AMC Networks, Inc. *	3,144	198,103
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%			Scripps Networks Interactive, Inc.	3,076	204,800
Acuity Brands, Inc.	2,602	189,842			402,903
			METAL FABRICATE/HARDWARE - 0.9%
ELECTRONICS - 2.9%			Sun Hydraulics Corp.	5,775	189,131
FARO Technologies, Inc. *	6,448	250,118
Imax Corp. *	8,276	211,286	OFFICE FURNISHINGS - 0.8%
National Instruments Corp.	6,163	168,435	Knoll, Inc.	10,452	162,633
		629,839

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2013

Security	Shares	Value	Security	Shares	Value
OIL & GAS - 6.6%			SOFTWARE - 9.0%
Continental Resources, Inc. *	2,572	$ 205,554	Aspen Technology, Inc. *	6,213	$ 189,372
Diamondback Energy, Inc. *	7,763	203,856	CommVault Systems, Inc. *	2,296	168,848
Gulfport Energy Corp. *	4,324	225,670	Cornerstone OnDemand, Inc. *	5,892	213,762
Hercules Offshore, Inc. *	26,926	198,445	Demandware, Inc. *	11,333	309,391
Laredo Petroleum Holdings, Inc. *	10,928	187,962	E2open, Inc. *	15,019	213,420
Oasis Petroleum, Inc. *	5,585	191,175	Medidata Solutions, Inc. *	3,925	260,463
SM Energy Co.	3,369	205,509	Omnicell, Inc. *	10,366	186,795
		1,418,171	QLIK Technologies, Inc. *	7,724	200,901
OIL & GAS SERVICES - 0.9%			SciQuest, Inc. *	8,754	200,116
Dril-Quip, Inc. *	2,224	186,171			1,943,068
			TELECOMMUNICATIONS - 4.2%
PHARMACEUTICALS - 3.6%			Aruba Networks, Inc. *	7,719	173,600
Ironwood Pharmaceuticals, Inc. - Cl. A *	5,070	77,115	Infinera Corp. *	22,478	189,265
Jazz Pharmaceuticals Plc *	3,098	180,768	IPG Photonics Corp.	3,083	196,325
Keryx Biopharmaceuticals, Inc. *	13,574	110,628	Ixia *	8,786	144,705
Pacira Pharmaceuticals, Inc. *	3,636	104,971	Palo Alto Networks, Inc. *	3,764	203,632
Pharmacyclics, Inc. *	2,627	214,101			907,527
Sagent Pharmaceuticals, Inc. *	5,618	92,922	TRANSPORTATION - 4.4%
		780,505	Bristow Group, Inc.	1,433	90,566
RETAIL - 12.6%			Echo Global Logistics, Inc. *	9,900	171,765
Buffalo Wild Wings, Inc. *	2,280	205,200	Old Dominion Freight Line, Inc. *	6,110	235,235
Conn's, Inc. *	5,108	221,227	Roadrunner Transportation Systems, Inc. *	12,358	278,179
Del Frisco's Restaurant Group, Inc. *	5,857	99,042	Swift Transportation Co. - Cl. A *	13,021	182,554
DSW, Inc. - Cl. A	3,095	204,641			958,299
Fifth & Pacific Cos, Inc. *	10,596	218,490	TOTAL COMMON STOCK
Five Below, Inc. *	5,043	181,498	(Cost - $18,401,304)		20,699,753
Francesca's Holdings Corp. *	6,508	185,868
GNC Holdings, Inc. - Cl. A	6,282	284,763	SHORT-TERM INVESTMENT - 3.1%
Lithia Motors, Inc.	5,754	284,938	MONEY MARKET FUND - 3.1%
Pier 1 Imports, Inc.	8,473	196,658	Fidelity Institutional Money Market Fund - Government Portfolio, 0.01% +
Red Robin Gourmet Burgers, Inc. *	4,059	196,334		674,238	674,238
Tile Shop Holdings, Inc. *	9,903	245,594	TOTAL SHORT-TERM INVESTMENT (Cost - $674,238)
Tilly's, Inc. - Cl. A *	14,168	204,586
		2,728,839	TOTAL INVESTMENTS - 99.0%
SEMICONDUCTORS - 0.8%			(Cost - $19,075,542)		$ 21,373,991
Semtech Corp. *	5,590	179,271	OTHER ASSETS LESS LIABILITIES - 1.0%		206,492
			NET ASSETS - 100.0%		$ 21,580,483
* Non-Income producing security.
+ Variable rate security. Interest rate is as of April 30, 2013.

Portfolio Composition * (Unaudited)
Consumer, Non-Cyclical		24.55%	Energy		7.50%
Consumer, Cyclical		21.87%	Financial		5.22%
Technology		14.29%	Short-Term Investment		3.15%
Industrial		13.35%	Basic Materials		1.03%
Communications		9.04%	Total		100.00%

* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Marvin & Palmer Associates, Inc.)

The MSCI Emerging Markets Index showed positive performance in the six-month period ending April 30, 2013, increasing by 5.3 percent despite negative performance in the later months. The Philippines, Mexico, and Thailand were the top performing countries in the Fund as Indonesia and Turkey lagged.  The financial service and industrial sectors added the most value while utilities detracted from performance.

The Fund continued to overweight the Philippines, which was the top contributor to performance.  The Sub-Adviser held a 9.5 percent position in the country while the benchmark index has only a 1.0 percent weighting.  The severe overweight to the country was the main driver of outperformance since Philippine holdings in the Fund performed in-line with benchmark holdings in the country.  Philippine stocks within the benchmark gained more than 30 percent in the six-month period ending April 30, 2013, outperforming all other countries by an extremely wide margin.  SM Investments Corporation (SVTMF), a firm that engages in shopping mall development, retail, financial services, real estate development and hotels and conventions businesses, increased more than 31 percent during the time period studied and was the largest contributor to performance in the Fund.  The Sub-Adviser plans to maintain a severe overweight to the Philippines, as it believes the country has a strong fiscal position and is in the middle of a credit expansion cycle that should lead to more domestic consumption.

Holdings in Indonesia detracted somewhat from performance due mainly to a moderate underweight to the country while security selection was neutral.  Astra International tbk PT (PTAIY), a conglomerate with divisions in automotive, financial services, heavy equipment, mining and energy, agribusiness, information technology, and infrastructure, declined by nearly 11 percent in the over the fiscal quarter.

Exposure to Mexico enhanced performance on both an absolute and relative basis, due solely to selections that outperformed Mexican stocks contained in the index by more than 10 percent.  Fomento Economico Mex-Sp ADR (FMX), a soft drink producer and distributor, increased nearly 27 percent in the six-month period ending April 30, 2013.

Turkish stocks detracted somewhat from performance on a relative basis, due to selection, as the Fund was equally weighted toward the index.  The stocks picked in this country still outperformed the index on an absolute basis, however.  Turkcell Iletisim Hizmetleri AS (TKC), a cellular communications firm, was one of the underperformers that gained just under 3 percent during the time period studied.  The Sub-Adviser believes the stock to be undervalued and will hold the position for foreseeable future.

Thailand was the third largest contributor to performance in the six-month period ending April 30, 2013.  The Sub-Adviser maintained a strong overweight to the country and outperformed Thai stocks held on the benchmark index by a wide margin.  Advanced Info Service Public Company Limited (AVIFY), a telecommunications firm, gained more than 48 percent during the period and added 0.7 percent to the total return of the Fund.

The financial service sector added a full 2.5 percent to performance, due to an overweight and outperformance over financial stocks held in the index.  Financials is the largest sector weighting on the index at more than 27 percent.  Bangkok Bank Public Company Limited (BKKPF), a Thai commercial bank owned by the Fund, gained nearly 26 percent in the six-month period ending April 30, 2013.  The industrial sector also added value as the Sub-Adviser overweighted the sector moderately and outperformed industrial stocks within the index by nearly 20 percent, adding 1.4 percent to performance.    The utilities detracted slightly from performance, mainly due to stock selection.  CEZ A.S. (CZAVF), an electric utility based in the Czech Republic, declined by nearly 15 percent in the time period studied.

Going forward, the Sub-Adviser believes the MSCI Emerging Markets Index will continue to be impacted by slowing global growth and an index that is heavily weighted commodities, energy and industrials, but is still optimistic about the prospects for many emerging markets nations, believing that emerging markets stocks overall are reasonably priced relative to historical data with many very attractive opportunities.  No material changes are planned for the Fund.  The focus will continue to be on emerging markets countries with favorable monetary policy, political reforms that promote domestic consumption and demographics that can support such consumption.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2013

	Six Months	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	9.70%	8.83%	2.37%	(0.88)%	8.86%
Class C Class A with load of 5.75% Class A without load	9.20% 3.26% 9.57%	7.81% 2.27% 8.53%	1.36% 0.11% 2.10%	(1.86)% (2.32)% (1.15)%	7.80% 0.34%* 1.29%*
Morningstar Diversified Emerging Markets Category	7.27%	6.08%	3.20%	(1.33)%	10.31%
MSCI Emerging Markets Index	5.29%	3.97%	3.12%	(0.33)%	11.63%

*Class A commenced operations on January 3, 2007.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.76% for Class N, 2.76% for Class C and 2.01% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 90.6%
AUTO MANUFACTURERS - 1.7%			DIVERSIFIED FINANCIAL SERVICES - 1.8%
Brilliance China Automotive Holdings Ltd. *	411,200	$ 504,483	Chinatrust Financial Holding Co. Ltd.	593,276	$ 331,587
			Shriram Transport Finance Co Ltd *	14,900	206,420
AUTO PARTS & EQUIPMENT - 0.5%					538,007
Hyundai Mobis	720	163,709	ELECTRIC - 1.0%
			Infraestructura Energetica Nova SAB de CV *	40,000	136,569
BANKS - 15.5%			Korea Electric Power Corp. *	5,100	147,047
Banco Bradesco SA - ADR	12,650	209,864			283,616
Bangkok Bank PCL - NVDR	29,500	228,188	ELECTRONICS - 2.7%
Banregio Grupo Financiero SAB de CV *	21,400	117,812	AAC Technologies Holdings, Inc.	80,000	391,567
BDO Unibank, Inc. *	111,646	248,750	Hon Hai Precision Industry Co. Ltd.	76,200	196,773
Credicorp Ltd.	1,300	195,767	TPK Holding Co. Ltd.	11,000	223,582
FirstRand Ltd.	76,400	265,602			811,922
Grupo Financiero Banorte SAB de CV	47,000	353,889	ENGINEERING & CONSTRUCTION - 1.2%
ICICI Bank Ltd. - ADR	5,600	262,192	China State Construction International Holdings Ltd.	244,000	355,962
Industrial & Commercial Bank of China Ltd.	400,000	281,946
Kasikornbank PCL - NVDR	30,700	222,698	ENTERTAINMENT - 1.1%
Metropolitan Bank & Trust	175,969	532,231	Bloomberry Resorts Corp. *	1,101,500	321,174
Sberbank of Russia OAO - ADR *	13,000	167,180
Sberbank of Russia - ADR *	12,100	155,606	ENVIRONMENTAL - 0.4%
Security Bank Corp.	75,800	363,108	China Everbright International Ltd	153,000	118,093
Siam Commercial Bank PCL - NVDR	79,000	502,723
Turkiye Garanti Bankasi AS	17,900	195,351	FOOD - 2.2%
Turkiye Halk Bankasi AS	44,300	244,978	BRF SA	6,000	148,905
		4,547,885	Cosan SA Industria e Comercio	13,400	316,208
BEVERAGES - 3.4%			Magnit OJSC - GDR *	4,000	204,201
Cia de Bebidas das Americas - ADR	9,600	403,392			669,314
Coca-Cola Femsa SAB de CV - ADR	800	129,096	HEALTHCARE-PRODUCTS - 1.6%
Fomento Economico Mexicano SAB de CV - ADR	4,300	487,577	Aspen Pharmacare Holdings Ltd.	22,500	488,933
		1,020,065
BUILDING MATERIALS - 1.7%			HOLDING COMPANIES-DIVERSIFIED - 4.0%
Indocement Tunggal Prakarsa Tbk PT	126,000	342,446	Alfa SAB de CV	207,900	482,279
Semen Gresik Persero Tbk PT	84,500	159,958	Ayala Corp.	21,268	331,291
		502,404	Imperial Holdings Ltd.	9,500	210,445
CHEMICALS - 1.2%			Siam Cement PCL- NVDR	11,100	181,429
Mexichem SAB de CV	31,700	161,577			1,205,444
Ultrapar Participacoes SA	7,300	194,160	HOME BUILDERS - 1.3%
		355,737	Land and Houses PCL - NVDR	839,000	375,951
COMMERCIAL SERVICES - 4.5%
Cielo SA	14,760	389,182	HOME PRODUCTS/WARES - 0.4%
Estacio Participacoes SA	16,000	379,642	Kimberly-Clark de Mexico SAB de CV	35,200	123,164
Mills Estruturas e Servicos de Engenharia SA	9,200	151,233
OHL Mexico SAB de CV *	80,000	247,397	INTERNET - 1.8%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	10,500	194,808	Tencent Holdings Ltd.	12,400	427,754
		1,362,262	Youku Tudou Inc. - ADR *	5,300	107,378
COMPUTER - 0.7%					535,132
Sonda SA	56,485	195,247	LODGING - 3.1%
			Kangwon Land Inc. *	7,770	219,908
COSMETICS / PERSONAL CARE - 0.6%			Sands China Ltd.	135,600	712,938
LG Household & Health Care Ltd.	300	168,699			932,846
			MEDIA - 1.5%
			Naspers Ltd.	6,900	462,037

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2013

Security	Shares	Value	Security			Shares	Value
MINING - 2.0%			SHIPBUILDING - 1.1%
Grupo Mexico SAB de CV	113,400	$ 406,770	Samsung Heavy Industries Co. Ltd.			10,000	$ 319,050
KGHM Polska Miedz SA	4,300	202,418
		609,188	SOFTWARE - 0.4%
OIL & GAS - 4.0%			Linx SA			7,000	117,343
China Petroleum & Chemical Corp.	186,000	205,251
CNOOC Ltd.	104,000	194,788	TELECOMMUNICATIONS - 5.3%
Ecopetrol SA - ADR	2,700	128,439	Advanced Info Service PCL - NVDR			70,800	654,080
Kunlun Energy Co. Ltd.	262,000	513,431	Axiata Group Bhd			64,800	144,279
NovaTek OAO - GDR	1,700	172,040	China Mobile Ltd.			20,500	225,458
		1,213,949	SK Telecom Co Ltd			2,120	373,179
OIL & GAS SERVICES - 1.9%			Turkcell Iletisim Hizmetleri AS *			32,300	201,011
Eurasia Drilling Co. Ltd. - GDR	9,700	379,270					1,598,007
Petrofac Ltd. - ADR	9,400	197,773
		577,043	TOTAL COMMON STOCK (Cost - $20,636,464)				27,057,337
REAL ESTATE - 5.8%
Ayala Land, Inc.	316,300	249,614	PREFERRED STOCK - 1.3%		Dividend Rate
China Overseas Grand Oceans Group Ltd.	146,000	230,132	BANKS - 0.8%
China Overseas Land & Investment Ltd.	266,000	812,121	Banco ABC Brasil SA		1.590%	11,500	90,381
China Resources Land Ltd.	90,000	272,768	Itau Unibanco Holding SA *		2.840%	14,200	238,252
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	97,700	167,480					328,633
		1,732,115
REITS - 1.8%			IRON/STEEL - 0.5%
Concentradora Fibra Hotelera Mexicana SA de CV	96,000	195,522	Vale SA		4.600	10,200	165,682
Fibra Uno Administration SA de CV	63,000	241,899
Macquarie Mexico Real Estate Management SA de CV *	63,000	91,443	TOTAL PREFERRED STOCK (Cost - $367,508)				494,315
		528,864
RETAIL - 6.0%			WARRANTS - 5.8%	Issued By	Maturity
El Puerto de Liverpool SAB de CV	22,500	284,340	Asian Paints Ltd. *	UBS, AG	6/7/2013	2,267	197,224
Grupo Sanborns SA de CV *	47,100	109,687	HDFC Bank Ltd. *	UBS, AG	12/16/2014	22,600	286,570
Kolao Holdings	3,520	95,971	ITC Ltd. *	UBS, AG	11/17/2014	87,300	533,530
Lojas Renner SA	5,600	212,667	Sberbank of Russia *	UBS, AG	12/12/2013	39,200	124,460
Puregold Price Club Inc	117,400	113,784	Tata Motors ltd. *	UBS, AG	3/5/2014	25,300	141,055
SM Investments Corp	27,300	759,474	Yes Bank Ltd. *	UBS, AG	3/5/2014	47,700	444,699
Wal-Mart de Mexico SAB de CV	72,000	228,227	TOTAL WARRANTS ( Cost - $1,399,779)				1,727,538
		1,804,150
SEMICONDUCTORS - 8.4%			SHORT-TERM INVESTMENT - 3.5%
Novatek Microelectronics Corp.	28,000	136,765	MONEY MARKET FUND - 3.5%
Samsung Electronics Co Ltd.	854	1,181,121	First American Government Obligations Fund - 0.02%+
Taiwan Semiconductor Manufacturing Co Ltd.	323,000	1,197,656	(Cost - $1,037,142)			1,037,142	1,037,142
		2,515,542
			TOTAL INVESTMENTS - 101.2% (Cost - $23,440,893)				$ 30,316,332
			LIABILITIES LESS OTHER ASSETS - (1.2) %				(360,893)
			NET ASSETS - 100.0%				$ 29,955,439
* Non-income producing security.
+ Variable rate security. Interest rate is as of April 30, 2013.
REIT - Real Estate Investment Trust.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR - Non Voting Depositary Receipt.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2013
Portfolio Composition * - (Unaudited)
Other Countries	24.00%	South Korea	8.80%
Mexico	12.94%	Thailand	7.14%
Brazil	10.59%	Taiwan	6.88%
Hong Kong	10.00%	China	5.31%
Philippines	9.63%	South Africa	4.71%
		Total	100.00%
* Based on total value of investments as of April 30, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2013 (Unaudited)

	Dunham	Dunham		Dunham
	Monthly	Corporate /	Dunham	Loss Averse	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Equity Income	Appreciation &	Large Cap	Alternative
	Fund	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Income Fund
Assets:
Investments in securities, at cost	$ 214,499,968	$ 120,951,919	$ 149,377,198	$ 10,287,944	$ 20,167,593	$ 27,904,129	$ 3,057,204
Investments in securities, at value	$ 227,984,450	$ 124,672,293	$ 156,824,704	$ 10,422,505	$ 22,940,937	$ 42,436,759	$ 3,271,635
Foreign currency, at value (Cost $212,237 & $386)	215,147						389
Deposits with brokers	8,176,059	-	-	-	-	-	-
Unrealized appreciation on swap contracts	4,552,555	-	-	-	-	-	-
Cash	22,777,989	-	-	2,043,339	-	-	-
Receivable for securities sold	6,094,643	276,796	463,819	805,879	612,994	36,074	-
Interest and dividends receivable	1,234,368	958,257	2,388,337	15,131	70,510	49,633	6,903
Receivable for fund shares sold	937,740	76,798	296,776	3,384	11,643	3,783	-
Receivable for open forward foreign currency contracts	1,260	-	-	24,540	-	-	-
Prepaid expenses and other assets	70,528	33,194	61,660	-	26,914	27,844	9,889
Total Assets	272,044,739	126,017,338	160,035,296	13,314,778	23,662,998	42,554,093	3,288,816

Liabilities:
Option contracts written (premiums received $10,154,635)	15,124,619	-	-	-	-	-	-
Securities sold short (proceeds $17,037,346)	19,712,201	-	-	-	-	-	-
Cash overdraft	-	115,827	-	-	-	-	-
Interest payable on swaps	39,888	-	-	-	-	-	-
Payable for securities purchased	11,644,381	2,369,300	798,369	692,982	236,165	-	-
Payable for fund shares redeemed	46,913	24,680	85,486	110,938	5,030	33,999	-
Payable for open forward foreign currency contracts	185,900	-	-	-	-	-	-
Distributions payable	59,771	1,791	75,799	-	-	-	-
Payable to adviser	129,579	55,844	84,338	7,429	14,382	24,745	1,725
Payable to sub-adviser	196,352	52,552	38,067	2,408	4,518	-	215
Payable for distribution fees	43,909	8,032	14,150	2,078	4,162	5,727	897
Payable for administration fees	13,977	3,059	7,129	875	1,371	2,052	82
Payable for fund accounting fees	7,000	3,982	2,006	670	731	2,028	3
Payable for transfer agent fees	5,023	924	1,242	1,294	1,184	61	2,644
Payable for custody fees	10,616	3,215	1,500	770	270	204	1,011
Payable for non 12b-1 shareholder servicing fees	1,786	-	-	-	-	-
Accrued expenses and other liabilities	15,731	3,075	10,167	4,904	11,779	12,383	7,038
Total Liabilities	47,237,646	2,642,281	1,118,253	824,348	279,592	81,199	13,615

Net Assets	$ 224,807,093	$ 123,375,057	$ 158,917,043	$ 12,490,430	$ 23,383,406	$ 42,472,894	$ 3,275,201

Net Assets:
Paid in capital	$ 231,237,419	$ 118,336,983	$ 156,643,512	$ 12,157,167	$ 21,818,428	$ 33,824,239	$ 3,052,758
Undistributed net investment income (loss)	(228,372)	(164,507)	(2,156)	96,330	(191,780)	96,981	1,996
Accumulated net realized gain (loss) on
investments, options, securities sold short, swap
contracts, and foreign currency translations	(16,412,409)	1,482,207	(5,171,819)	64,684	(1,016,586)	(5,980,956)	6,013
Net unrealized appreciation on
investments, options, securities sold short, swap
contracts, and foreign currency translations	10,210,455	3,720,374	7,447,506	172,249	2,773,344	14,532,630	214,434

Net Assets	$ 224,807,093	$ 123,375,057	$ 158,917,043	$ 12,490,430	$ 23,383,406	$ 42,472,894	$ 3,275,201

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 132,320,040	$ 108,282,873	$ 126,200,915	$ 8,732,589	$ 15,038,956	$ 33,885,849	$ 673,484
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	3,407,966	7,412,553	12,871,758	854,558	1,630,324	2,600,364	63,236
Net asset value, offering and
redemption price per share	$ 38.83	$ 14.61	$ 9.80	$ 10.22	$ 9.22	$ 13.03	$ 10.65

Class A Shares:
Net Assets	$ 56,545,981	$ 5,460,440	$ 17,107,092	$ 1,812,134	$ 4,873,029	$ 3,578,136	$ 1,667,760
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,474,137	374,125	1,732,647	176,831	529,134	274,892	156,655
Net asset value and
redemption price per share	$ 38.36	$ 14.60	$ 9.87	$ 10.25	$ 9.21	$ 13.02	$ 10.65
Front-end sales charge factor	0.9425	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 40.70	$ 15.29	$ 10.34	$ 10.88	$ 9.77	$ 13.81	$ 11.30

Class C Shares:
Net Assets	$ 35,941,072	$ 9,631,744	$ 15,609,036	$ 1,945,707	$ 3,471,421	$ 5,008,909	$ 933,957
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,075,050	663,933	1,601,114	192,473	381,557	395,142	87,933
Net asset value, offering and
redemption price per share	$ 33.43	$ 14.51	$ 9.75	$ 10.11	$ 9.10	$ 12.68	$ 10.62

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
April 30, 2013 (Unaudited)

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	Real Estate	International	Small Cap	Small Cap	Markets
	Growth Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 26,027,302	$ 9,019,489	$ 26,380,636	$ 47,519,403	$ 13,499,534	$ 19,075,542	$ 23,440,893
Investments in securities, at value	$ 34,223,000	$ 10,256,636	$ 32,850,724	$ 55,028,902	$ 17,456,483	$ 21,373,991	$ 30,316,332
Foreign currency, at value (Cost $206,927 & $4,647)	-	-	-	209,452	-	-	4,579
Receivable for securities sold	293,402	-	645,746	1,824,194	13,220	356,266	213,820
Interest and dividends receivable	24,549	2,596	11,429	282,526	7,020	1,176	36,103
Receivable for fund shares sold	31,622	-	110,922	46,244	13,399	13,251	15,276
Receivable for open forward foreign currency contracts	10	-	-	398,756	-	-	-
Prepaid expenses and other assets	28,880	30,019	39,777	207,951	30,296	24,347	26,142
Total Assets	34,601,463	10,289,251	33,658,598	57,998,025	17,520,418	21,769,031	30,612,252

Liabilities:
Payable for securities purchased	-	-	331,271	1,630,529	41,703	158,034	583,353
Payable for fund shares redeemed	1,851	-	9,482	17,622	2,742	472	4,240
Payable for open forward foreign currency contracts	-	-	-	131,664	-	-	-
Payable to adviser	19,960	5,613	18,794	31,867	10,058	12,485	17,160
Payable to sub-adviser	19,784	890	2,891	45,292	-	1,435	27,519
Payable for distribution fees	4,097	2,090	3,829	7,708	2,801	2,287	4,326
Payable for administration fees	3,224	618	2,834	2,666	799	1,475	1,780
Payable for fund accounting fees	1,078	314	1,005	2,260	914	683	1,403
Payable for transfer agent fees	1,217	1,084	1,225	1,084	822	1,176	744
Payable for custody fees	850	314	2,042	30,828	250	2,125	11,763
Accrued expenses and other liabilities	11,075	10,314	9,836	6,530	4,230	8,376	4,525
Total Liabilities	63,136	21,237	383,209	1,908,050	64,319	188,548	656,813

Net Assets	$ 34,538,327	$ 10,268,014	$ 33,275,389	$ 56,089,975	$ 17,456,099	$ 21,580,483	$ 29,955,439

Net Assets:
Paid in capital	$ 43,499,464	$ 8,852,352	$ 26,047,039	$ 56,445,416	$ 17,502,663	$ 18,326,454	$ 29,524,950
Undistributed net investment income (loss)	(533)	(71,081)	228,196	(82,666)	29,147	(332,671)	(184,142)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(17,156,312)	249,596	530,066	(8,035,409)	(4,032,660)	1,288,251	(6,244,180)
Net unrealized appreciation on
investments and foreign currency translations	8,195,708	1,237,147	6,470,088	7,762,634	3,956,949	2,298,449	6,858,811

Net Assets	$ 34,538,327	$ 10,268,014	$ 33,275,389	$ 56,089,975	$ 17,456,099	$ 21,580,483	$ 29,955,439

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 28,652,416	$ 509,789	$ 23,662,959	$ 46,767,633	$ 14,375,950	$ 15,054,285	$ 16,290,264
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	6,125,296	44,437	1,336,064	3,354,871	1,111,983	915,223	1,074,300
Net asset value, offering and
redemption price per share	$ 4.68	$ 11.47	$ 17.71	$ 13.94	$ 12.93	$ 16.45	$ 15.16

Class A Shares:
Net Assets	$ 2,198,055	$ 9,596,506	$ 6,935,150	$ 3,303,258	$ 1,056,552	$ 3,934,500	$ 11,063,383
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	475,665	839,165	390,495	237,145	81,992	242,902	743,402
Net asset value, and
redemption price per share	$ 4.62	$ 11.44	$ 17.76	$ 13.93	$ 12.89	$ 16.20	$ 14.88
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 4.90	$ 12.14	$ 18.84	$ 14.78	$ 13.68	$ 17.19	$ 15.79
Class C Shares:
Net Assets	$ 3,687,856	$ 161,719	$ 2,677,280	$ 6,019,084	$ 2,023,597	$ 2,591,698	$ 2,601,792
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	853,335	14,823	155,178	444,731	166,106	173,300	181,214
Net asset value, offering and
redemption price per share	$ 4.32	$ 11.32	$ 17.25	$ 13.53	$ 12.18	$ 14.95	$ 14.36

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2013 (Unaudited)

	Dunham	Dunham		Dunham
	Monthly	Corporate /	Dunham	Loss Averse	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Equity Income	Appreciation &	Large Cap	Alternative
	Fund	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Income Fund

Investment Income:
Interest income	$ 490,213	$ 2,058,622	$ 4,302,502	$ -	$ 213,088	$ 510	$ 75
Dividend income	3,210,273	24,963	196,623	321,024	219,554	478,973	62,339
Less: Foreign withholding taxes	-	(5,286)	(987)	(1,517)	(505)	-	(316)
Total Investment Income	3,700,486	2,078,299	4,498,138	319,507	432,137	479,483	62,098

Operating Expenses:
Investment advisory fees	706,599	304,291	438,897	41,256	94,594	145,119	8,409
Sub-advisory fees	815,307	213,004	365,748	31,735	87,318	96,002	5,175
Sub-advisory performance fees	424,196	73,502	(172,862)	(25,872)	(54,123)	(94,771)	(4,089)
Fund accounting fees	45,885	23,225	29,402	2,620	5,606	9,164	381
Distribution fees- Class C Shares	158,019	34,182	54,110	9,242	18,855	26,034	1,751
Distribution fees- Class A Shares	68,330	5,461	18,788	2,377	5,816	4,106	3,578
Administration fees	95,783	53,632	59,088	5,272	11,154	16,117	1,228
Registration fees	29,000	22,329	22,389	19,849	22,549	22,329	4,854
Transfer agent fees	19,490	9,983	13,339	8,108	8,898	8,231	7,970
Custodian fees	43,930	5,990	4,674	2,679	3,689	2,974	2,341
Professional fees	12,111	12,863	10,860	7,392	7,310	9,139	8,148
Chief Compliance Officer fees	13,514	6,739	8,015	761	1,945	2,668	112
Printing and postage expense	35,192	12,294	7,215	1,393	4,980	4,867	938
Trustees' fees	9,727	4,155	4,742	468	1,053	1,645	69
Insurance expense	17,406	1,926	1,496	218	793	764	32
Non 12b-1 shareholder servicing fees	18,102	248	1,326	2,477	2,376	2,745	-
Dividend expenses on short sales	170,451	-	-	-	-	-	-
Security borrowing fees	115,624	-	-	-	-	-	-
Miscellaneous expenses	14,439	3,472	6,224	1,240	3,450	2,232	1,219
Total Operating Expenses	2,813,105	787,296	873,451	111,215	226,263	259,365	42,116
Less: Advisory/Sub-advisory fees waived	(31,224)	-	-	-	-	-	-
Net Operating Expenses	2,781,881	787,296	873,451	111,215	226,263	259,365	42,116

Net Investment Income	918,605	1,291,003	3,624,687	208,292	205,874	220,118	19,982

Realized and Unrealized
Gain (Loss) on Investments, Options Purchased,
Securities Sold Short, Written Options, Foreign
Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	10,379,197	1,516,395	2,723,637	602,794	1,044,595	1,898,083	9,394
Options purchased	(2,473,137)	-	-	-	-	-	-
Securities sold short	(1,640,227)	-	-	-	-	-	-
Written options	(4,556,172)	-	-	-	-	-	-
Foreign currency transactions	16,335	-	-	(15)	-	-	2
Foreign currency exchange contracts	510,654	-	-	1	-	-	-
Swap contracts	536,865	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	11,734,462	(154,398)	1,588,983	(355,666)	645,287	3,094,767	246,936
Options purchased	(731,767)	-	-	-	-	-	-
Securities sold short	(1,680,129)	-	-	-	-	-	-
Written options	(5,610,650)	-	-	-	-	-	-
Foreign currency exchange contracts	(305,264)	-	-	29	-	-	3
Swap contracts	5,388,263	-	-	-	-	-	-
Net Realized and Unrealized Gain	11,568,430	1,361,997	4,312,620	247,143	1,689,882	4,992,850	256,335

Net Increase in Net Assets
Resulting From Operations	$ 12,487,035	$ 2,653,000	$ 7,937,307	$ 455,435	$ 1,895,756	$ 5,212,968	$ 276,317

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended April 30, 2013 (Unaudited)

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	Real Estate	International	Small Cap	Small Cap	Markets
	Growth Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund

Investment Income:
Interest income	$ 872	$ 27	$ 27	$ -	$ 41	$ 39	$ 94
Dividend income	314,859	58,946	521,247	669,673	211,331	32,673	221,033
Less: Foreign withholding taxes	(3,337)	(116)	(70)	(78,260)	-	-	(22,367)
Total Investment Income	312,394	58,857	521,204	591,413	211,372	32,712	198,760

Operating Expenses:
Investment advisory fees	111,701	40,389	84,251	175,775	57,390	67,241	92,979
Sub-advisory fees	77,331	21,218	51,846	175,775	48,561	51,723	85,826
Sub-advisory performance fees	15,747	(10,003)	(39,045)	48,854	(53,973)	(48,297)	44,204
Fund accounting fees	6,645	2,439	5,446	10,505	3,673	3,919	5,964
Distribution fees- Class C Shares	18,420	792	12,091	29,130	10,103	12,928	12,856
Distribution fees- Class A Shares	2,029	14,845	2,740	2,874	963	3,962	11,726
Administration fees	14,273	3,190	12,617	30,535	7,044	9,543	14,397
Registration fees	20,665	10,780	18,397	22,329	22,329	22,856	22,329
Transfer agent fees	13,371	6,117	9,885	8,743	7,958	8,230	8,379
Custodian fees	2,558	3,130	3,650	59,590	4,169	4,290	35,698
Professional fees	9,106	7,606	7,922	9,480	7,674	7,683	8,277
Chief Compliance Officer fees	2,189	730	1,439	3,041	1,068	1,212	1,729
Printing and postage expense	3,413	564	4,774	5,535	1,947	3,493	3,155
Trustees' fees	1,182	447	877	1,872	626	726	1,066
Insurance expense	413	138	637	869	305	353	494
Non 12b-1 shareholder servicing fees	989	208	351	740	247	572	347
Miscellaneous expenses	3,657	240	2,917	2,480	1,240	2,890	1,240
Total Operating Expenses	303,689	102,830	180,795	588,127	121,324	153,324	350,666
Less: Advisory/Sub-advisory fees waived	-	(3,040)	-	-	-	-	-
Net Operating Expenses	303,689	99,790	180,795	588,127	121,324	153,324	350,666

Net Investment Income (Loss)	8,705	(40,933)	340,409	3,286	90,048	(120,612)	(151,906)

Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency:
Net realized gain (loss) from:
Investments	2,305,955	253,428	704,981	5,320,720	938,644	1,347,925	502,017
Foreign currency transactions	-	-	-	(1,148,366)	-	-	5,217
Foreign currency exchange contracts	-	-	-	74,100	-	-	(67,005)
Net change in unrealized appreciation (depreciation) on:
Investments	1,897,817	1,079,837	3,490,850	3,910,632	1,557,448	1,181,145	2,141,915
Foreign currency translations	-	-	-	(6,199)	-	-	(14,038)
Foreign currency exchange contracts	-	-	-	470,195	-	-	-
Net Realized and Unrealized Gain	4,203,772	1,333,265	4,195,831	8,621,082	2,496,092	2,529,070	2,568,106

Net Increase in Net Assets
Resulting From Operations	$ 4,212,477	$ 1,292,332	$ 4,536,240	$ 8,624,368	$ 2,586,140	$ 2,408,458	$ 2,416,200

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Monthly Distribution		Corporate/Government		High-Yield		Loss Averse		Appreciation &
	Fund		Bond Fund		Bond Fund		Equity Income Fund		Income Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 918,605	$ 187,462	$ 1,291,003	$ 2,043,146	$ 3,624,687	$ 5,294,352	$ 208,292	$ 355,519	$ 205,874	$ 305,510
Net realized gain (loss) from investments,
foreign currency, securities sold short,
swap contracts and options	2,773,515	2,328,442	1,516,395	2,615,733	2,723,637	496,660	602,780	(237,771)	1,044,595	1,519,323
Net change in unrealized appreciation
(depreciation) on investments,
foreign currency, securities sold short,
swap contracts and options	8,794,915	6,545,807	(154,398)	1,675,791	1,588,983	3,961,903	(355,637)	263,034	645,287	(1,304,524)
Net Increase in Net Assets
Resulting From Operations	12,487,035	9,061,711	2,653,000	6,334,670	7,937,307	9,752,915	455,435	380,782	1,895,756	520,309

Distributions to Shareholders From:
Net Realized Gains:
Class N	(664,554)	(707,208)	(1,949,452)	(1,220,087)	-	-	-	-	-	-
Class A	(281,110)	(300,582)	(78,308)	(16,307)	-	-	-	-	-	-
Class C	(186,283)	(284,843)	(166,157)	(185,383)	-	-	-	-	-	-
Net Investment Income:
Class N	(1,157,609)	(560,482)	(1,323,925)	(2,046,680)	(2,954,530)	(4,109,365)	(106,600)	(309,068)	(640,297)	(290,529)
Class A	(489,676)	(223,485)	(51,312)	(38,032)	(365,946)	(550,417)	(19,249)	(45,462)	(115,199)	(35,067)
Class C	(324,493)	(175,218)	(80,273)	(209,565)	(315,891)	(642,806)	(15,649)	(25,513)	(71,099)	(14,305)
Distributions From Paid In Capital:
Class N	(321,558)	(1,464,155)	-	-	-	-	-	(114,806)	-	-
Class A	(136,021)	(622,305)	-	-	-	-	-	(25,120)	-	-
Class C	(90,137)	(589,719)	-	-	-	-	-	(17,827)	-	-
Total Distributions to Shareholders	(3,651,441)	(4,927,997)	(3,649,427)	(3,716,054)	(3,636,367)	(5,302,588)	(141,498)	(537,796)	(826,595)	(339,901)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	34,221,574	70,615,110	23,389,966	58,194,445	27,362,263	78,430,495	1,893,828	4,608,760	1,127,314	4,975,192
Class A	18,722,718	29,619,825	2,371,763	4,128,149	4,688,932	9,939,100	86,055	1,546,498	692,633	3,037,710
Class C	8,072,860	8,631,262	1,218,915	1,851,032	2,818,355	6,796,545	303,374	1,062,953	378,758	956,238
Reinvestment of distributions
Class N	2,138,400	2,685,858	3,272,290	3,263,694	2,633,018	3,660,247	22,859	81,783	638,724	287,073
Class A	684,752	801,841	117,081	47,233	304,235	395,516	16,199	59,406	72,094	23,365
Class C	502,587	869,523	245,363	393,019	260,811	530,080	15,179	42,945	70,656	13,911
Cost of shares redeemed
Class N	(36,895,621)	(14,097,485)	(21,399,181)	(18,630,570)	(22,053,221)	(16,259,113)	(2,407,289)	(4,375,634)	(11,308,171)	(6,055,481)
Class A	(16,578,223)	(12,313,609)	(597,054)	(1,249,672)	(2,041,237)	(3,540,527)	(565,966)	(1,135,317)	(537,812)	(1,607,678)
Class C	(3,935,332)	(7,610,824)	(764,718)	(2,768,347)	(2,345,554)	(3,861,411)	(205,030)	(369,942)	(999,947)	(1,229,639)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	6,933,715	79,201,501	7,854,425	45,228,983	11,627,602	76,090,932	(840,791)	1,521,452	(9,865,751)	400,691

Total Increase (Decrease) in Net Assets	15,769,309	83,335,215	6,857,998	47,847,599	15,928,542	80,541,259	(526,854)	1,364,438	(8,796,590)	581,099

Net Assets:
Beginning of Period	209,037,784	125,702,569	116,517,059	68,669,460	142,988,501	62,447,242	13,017,284	11,652,846	32,179,996	31,598,897
End of Period*	$224,807,093	$209,037,784	$123,375,057	$116,517,059	$158,917,043	$142,988,501	$ 12,490,430	$ 13,017,284	$ 23,383,406	$ 32,179,996
* Includes undistributed net investment
income (loss) at end of period	$ (228,372)	$ 720,449	$ (164,507)	$ -	$ (2,156)	$ 9,524	$ 96,330	$ 29,536	$ (191,780)	$ 428,941

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Large Cap		Alternative		Large Cap		Focused Large Cap		Real Estate
	Value Fund		Income Fund (2)		Growth Fund		Growth Fund (1)		Stock Fund
	Six Months		Six Months	Period	Six Months		Six Months	Period	Six Months
	Ended	Year Ended	Ended	Ended	Ended	Year Ended	Ended	Ended	Ended	Year Ended
	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 220,118	$ 388,420	$ 19,982	$ (11,878)	$ 8,705	$ 56,267	$ (40,933)	$ (47,004)	$ 340,409	$ 263,147
Net realized gain (loss) from investments
and foreign currency transactions	1,898,083	1,531,776	9,396	(3,388)	2,305,955	1,275,368	253,428	13,024	704,981	3,338,749
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency translations	3,094,767	2,681,043	246,939	(32,505)	1,897,817	2,938,638	1,079,837	157,310	3,490,850	(755,779)
Net Increase (Decrease) in Net Assets
Resulting From Operations	5,212,968	4,601,239	276,317	(47,771)	4,212,477	4,270,273	1,292,332	123,330	4,536,240	2,846,117

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	-	-	-					(678,970)	-
Class A	-	-	-	-					(29,048)	-
Class C	-	-	-	-					(77,708)	-
Net Investment Income:
Class N	(409,455)	(158,239)	(1,836)	-	(63,091)	(92,415)	-	-	(288,602)	(113,301)
Class A	(27,738)	(3,694)	(4,004)	-	(1,816)	(224)	-	-	(8,316)	(55,961)
Class C	(2,534)	-	(263)	-	-	-	-	-	(11,056)	-
Total Distributions to Shareholders	(439,727)	(161,933)	(6,103)	-	(64,907)	(92,639)	-	-	(1,093,700)	(169,262)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	2,341,464	8,915,653	279,998	350,010	2,598,820	5,997,284	262,523	541,346	4,179,817	9,015,861
Class A	1,069,140	1,017,950	432,869	1,134,736	905,937	1,065,229	5,740,596	10,493,522	5,778,576	1,128,660
Class C	269,784	649,284	356,203	534,684	206,768	290,288	55,867	189,915	443,812	725,289
Reinvestment of distributions										-
Class N	409,183	153,677	1,836	-	60,364	86,229	-	-	968,202	113,210
Class A	26,718	3,521	2,704	-	1,738	224	-	-	36,666	55,961
Class C	2,532	-	200	-	-	-	-	-	88,832	-
Cost of shares redeemed
Class N	(10,349,444)	(9,193,227)	(1,588)	-	(7,199,818)	(9,278,830)	(238,157)	(78,912)	(4,521,066)	(3,192,958)
Class A	(845,008)	(1,190,656)	(17,371)	-	(151,882)	(108,580)	(7,730,981)	(293,622)	(115,124)	(7,858,123)
Class C	(1,273,886)	(1,919,581)	(21,523)	-	(650,357)	(1,738,702)	(53,830)	(35,915)	(529,715)	(575,938)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(8,349,517)	(1,563,379)	1,033,328	2,019,430	(4,228,430)	(3,686,858)	(1,963,982)	10,816,334	6,330,000	(588,038)

Total Increase (Decrease) in Net Assets	(3,576,276)	2,875,927	1,303,542	1,971,659	(80,860)	490,776	(671,650)	10,939,664	9,772,540	2,088,817

Net Assets:
Beginning of Period	46,049,170	43,173,243	1,971,659	-	34,619,187	34,128,411	10,939,664	-	23,502,849	21,414,032
End of Period	$ 42,472,894	$46,049,170	$ 3,275,201	$1,971,659	$ 34,538,327	$34,619,187	$ 10,268,014	$10,939,664	$ 33,275,389	$23,502,849
* Includes undistributed net investment
income (loss) at end of period	$ 96,981	$ 316,590	$ 1,996	$ (11,883)	$ (533)	$ 55,669	$ (71,081)	$ (30,148)	$ 228,196	$ 195,761

(1)	The Dunham Focused Large Cap Growth Fund commenced operations on December 8, 2011.
(2)	The Dunham Alternative Income Fund commenced operations on September 14, 2012.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	International		Small Cap		Small Cap		Emerging Markets
	Stock Fund		Value Fund		Growth Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012	April 30, 2013	Oct. 31, 2012
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ 3,286	$ 503,247	$ 90,048	$ (15,737)	$ (120,612)	$ (250,665)	$ (151,906)	$ 53,974
Net realized gain (loss) from investments and
foreign currency transactions	4,246,454	(489,556)	938,644	1,155,577	1,347,925	1,760,427	440,229	(2,998,377)
Net change in unrealized appreciation
(depreciation) on investments and foreign currency
translations	4,374,628	1,656,705	1,557,448	122,912	1,181,145	(128,775)	2,127,877	3,588,078
Net Increase in Net Assets
Resulting From Operations	8,624,368	1,670,396	2,586,140	1,262,752	2,408,458	1,380,987	2,416,200	643,675

Distributions to Shareholders From:
Net Realized Gains:
Class N			-	-	(909,245)	-	-	-
Class A			-	-	(178,467)	-	-	-
Class C			-	-	(169,483)	-	-	-
Net Investment Income:
Class N	(499,497)	(508,799)	(44,834)	-	-	-	-	-
Class A	(18,444)	(14,078)	-	-	-	-	-	-
Class C	(5,126)	(21,368)	-	-	-	-	-	-
Total Distributions to Shareholders	(523,067)	(544,245)	(44,834)	-	(1,257,195)	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	3,408,502	11,708,509	900,279	3,348,460	2,240,673	3,250,304	2,363,937	4,364,936
Class A	1,581,921	1,250,596	489,321	5,022,092	1,509,773	1,458,642	5,916,627	12,053,214
Class C	263,216	790,287	83,057	209,099	216,443	426,185	244,233	486,636
Reinvestment of distributions
Class N	499,351	508,513	44,831	-	908,916	-	-	-
Class A	17,835	13,992	-	-	93,769	-	-	-
Class C	5,109	21,312	-	-	169,522	-	-	-
Cost of shares redeemed
Class N	(8,942,609)	(7,415,516)	(4,470,865)	(3,373,703)	(3,574,538)	(4,620,292)	(3,622,099)	(3,497,100)
Class A	(227,048)	(1,038,862)	(116,381)	(4,710,983)	(272,324)	(1,182,609)	(6,881,595)	(1,716,777)
Class C	(1,025,850)	(1,877,711)	(445,495)	(834,091)	(601,318)	(1,093,124)	(360,785)	(778,793)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(4,419,573)	3,961,120	(3,515,253)	(339,126)	690,916	(1,760,894)	(2,339,682)	10,912,116

Total Increase (Decrease) in Net Assets	3,681,728	5,087,271	(973,947)	923,626	1,842,179	(379,907)	76,518	11,555,791

Net Assets:
Beginning of Period	52,408,247	47,320,976	18,430,046	17,506,420	19,738,304	20,118,211	29,878,921	18,323,130
End of Period*	$ 56,089,975	$ 52,408,247	$ 17,456,099	$ 18,430,046	$ 21,580,483	$ 19,738,304	$ 29,955,439	$ 29,878,921
* Includes undistributed net investment
income (loss) at end of period	$ (82,666)	$ 437,115	$ 29,147	$ (16,067)	$ (332,671)	$ (212,059)	$ (184,142)	$ (32,236)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N						Class A
												Ten Months
	Six Months	Year Ended				Period Ended	Six Months	Year Ended				Ended	Year Ended
	Ended	October 31,				October 31,	Ended	October 31,				October 31,	December 31,
	April 30, 2013	2012	2011	2010	2009	2008*	April 30, 2013	2012	2011	2010	2009	2008 ~	2007
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 37.32	$ 36.82	$ 35.58	$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01
Income (loss) from investment operations:
Net investment income (loss)**	0.29	0.14	0.01	0.22	(0.03)	(0.05)	0.24	0.03	(0.09)	0.14	(0.11)	(0.56)	(0.18)
Net realized and unrealized gain (loss) ***	1.93	2.41	0.53	3.35	1.39	(2.35)	1.91	2.40	0.54	3.33	1.37	(9.08)	1.08
Total income (loss) from investment operations	2.22	2.55	0.54	3.57	1.36	(2.40)	2.15	2.43	0.45	3.47	1.26	(9.64)	0.90
Less distributions:
Distributions from net investment income	(0.33)	(0.22)	0.00	0.00	0.00	0.00	(0.33)	(0.21)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.19)	(0.32)	(1.19)	(1.14)	(1.15)	(0.14)	(0.19)	(0.32)	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)
Tax return of capital	(0.09)	(0.66)	0.00	0.00	(0.90)	0.00	(0.09)	(0.66)	0.00	0.00	(0.90)	(2.22)	0.00
Total distributions	(0.61)	(1.20)	(1.19)	(1.14)	(2.05)	(0.14)	(0.61)	(1.19)	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)
Net asset value, end of period	$ 38.83	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 38.36	$ 36.82	$ 35.58	$ 36.32	$ 33.99	$ 34.78	$ 46.78

Total return +	5.77%	7.19%	1.47%	10.64%	4.29%	(6.44)%	5.89%	6.92%	1.22%	10.38%	3.99%	(21.27)%	1.72%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 132,320	$ 127,346	$ 65,621	$ 38,328	$16,612	$ 291	$ 56,546	$51,485	$ 32,381	$ 23,453	$24,080	$ 34,552	$ 18,223
Ratios of expenses to average net assets:
After waivers ^	2.35%	2.75%	2.57%	2.45%	2.35%	3.40%	2.60%	3.00%	2.82%	2.70%	2.60%	3.65%	2.25%
Dividends/borrowings on short sales ^ +	0.26%	0.52%	0.30%	0.26%	0.10%	0.00%	0.26%	0.52%	0.30%	0.26%	0.10%	0.00%	0.00%
Excluding dividends/borrowings on short sales:
Before fee waivers ^ +	2.11%	2.23%	2.27%	2.19%	2.28%	3.40%	2.36%	2.48%	2.52%	2.44%	2.53%	3.65%	2.36%
After fee waivers ^ +	2.09%	2.23%	2.27%	2.19%	2.25%	3.40%	2.34%	2.48%	2.52%	2.44%	2.53%	3.65%	2.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	1.10%	0.39%	0.03%	0.62%	(0.11)%	(1.44)%	0.85%	0.14%	(0.22)%	0.37%	(0.36)%	(1.69)%	(0.44)%
After fee waivers ^	1.12%	0.39%	0.03%	0.62%	(0.08)%	(1.44)%	0.87%	0.14%	(0.22)%	0.37%	(0.33)%	(1.69)%	(0.33)%
Portfolio turnover rate	83% (1)	205%	277%	370%	480%	160% (1)	83% (1)	205%	277%	370%	480%	160% (1)	213%

	Class C
						Ten Months
	Six Months	Year Ended				Ended	Year Ended
	Ended	October 31,				October 31,	December 31,
	April 30, 2013	2012	2011	2010	2009	2008 ~	2007
	(Unaudited)

Net asset value, beginning of period	$ 32.29	$ 31.55	$ 32.59	$ 30.83	$ 32.00	$ 43.50	$ 48.12
Income (loss) from investment operations:
Net investment loss**	0.10	(0.18)	(0.32)	(0.12)	(0.33)	(0.75)	(0.55)
Net realized and unrealized gain (loss) ***	1.65	2.09	0.47	3.02	1.21	(8.39)	1.06
Total income (loss) from investment operations	1.75	1.91	0.15	2.90	0.88	(9.14)	0.51
Less distributions:
Distributions from net investment income	(0.33)	(0.19)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.19)	(0.32)	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)
Tax return of capital	(0.09)	(0.66)	0.00	0.00	(0.90)	(2.22)	0.00
Total distributions	(0.61)	(1.17)	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)
Net asset value, end of period	$ 33.43	$ 32.29	$ 31.55	$ 32.59	$ 30.83	$ 32.00	$ 43.50

Total return +	5.49%	6.13%	0.43%	9.59%	3.12%	(21.74)%	0.98%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 35,941	$ 30,206	$ 27,701	$ 21,181	$19,553	$ 28,310	$ 15,161
Ratios of expenses to average net assets:
After waivers ^	3.35%	3.75%	3.57%	3.45%	3.35%	4.40%	3.00%
Dividends/borrowings on short sales ^	0.26%	0.52%	0.30%	0.26%	0.10%	0.00%	0.00%
Excluding dividends/borrowings on short sales:
Before fee waivers ^ +	3.11%	3.23%	3.27%	3.19%	3.28%	4.40%	3.11%
After fee waivers ^ +	3.09%	3.23%	3.27%	3.19%	3.25%	4.40%	3.00%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.10%	(0.61)%	(0.97)%	(0.38)%	(1.11)%	(2.44)%	(1.20)%
After fee waivers ^	0.12%	(0.61)%	(0.97)%	(0.38)%	(1.08)%	(2.44)%	(1.09)%
Portfolio turnover rate	83% (1)	205%	277%	370%	480%	160% (1)	213%
*	Class N shares commenced operations on September 29, 2008.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
***

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 14.74	$ 14.32	$ 14.99	$ 14.32	$ 12.73	$ 13.65
Income (loss) from investment operations:
Net investment income*	0.16	0.36	0.52	0.54	0.52	0.53
Net realized and unrealized gain (loss)	0.16	0.77	(0.20)	0.76	1.60	(0.90)
Total income (loss) from investment operations	0.32	1.13	0.32	1.30	2.12	(0.37)
Less distributions:
Distributions from net investment income	(0.18)	(0.42)	(0.56)	(0.56)	(0.53)	(0.53)
Distributions from net realized gains	(0.27)	(0.29)	(0.43)	(0.07)	0.00	(0.02)
Total distributions	(0.45)	(0.71)	(0.99)	(0.63)	(0.53)	(0.55)
Net asset value, end of period	$ 14.61	$ 14.74	$ 14.32	$ 14.99	$ 14.32	$ 12.73

Total return +	2.22%	8.10%	2.33%	9.32%	16.92%	(3.21)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 108,283	$ 103,912	$ 58,810	$ 78,181	$ 65,445	$ 71,815
Ratios of expenses to average net assets:
Before fee waivers ^	1.23%	1.14%	1.30%	1.37%	1.21%	1.07%
After fee waivers ^	1.23%	1.14%	1.30%	1.37%	1.18%	1.07%
Ratios of net investment income to
average net assets:
Before fee waivers ^	2.18%	2.50%	3.62%	3.66%	3.77%	3.91%
After fee waivers ^	2.18%	2.50%	3.62%	3.66%	3.80%	3.91%
Portfolio turnover rate	127% (1)	211%	178%	174%	266%	253%

	Class A						Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 14.64	$ 14.23	$ 14.90	$ 14.24	$ 12.66	$ 13.57
Income (loss) from investment operations:
Net investment income*	0.14	0.29	0.49	0.50	0.48	0.50	0.10	0.27	0.41	0.42	0.41	0.43
Net realized and unrealized gain (loss)	0.16	0.79	(0.20)	0.76	1.61	(0.90)	0.16	0.74	(0.20)	0.76	1.59	(0.89)
Total income (loss) from investment operations	0.30	1.08	0.29	1.26	2.09	(0.40)	0.26	1.01	0.21	1.18	2.00	(0.46)
Less distributions:
Distributions from net investment income	(0.16)	(0.37)	(0.53)	(0.57)	(0.50)	(0.50)	(0.12)	(0.31)	(0.45)	(0.45)	(0.42)	(0.43)
Distributions from net realized gains	(0.27)	(0.29)	(0.43)	(0.07)	0.00	(0.02)	(0.27)	(0.29)	(0.43)	(0.07)	0.00	(0.02)
Total distributions	(0.43)	(0.66)	(0.96)	(0.64)	(0.50)	(0.52)	(0.39)	(0.60)	(0.88)	(0.52)	(0.42)	(0.45)
Net asset value, end of period	$ 14.60	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 14.51	$ 14.64	$ 14.23	$ 14.90	$ 14.24	$ 12.66

Total return +	2.10%	7.78%	2.15%	8.98%	16.61%	(3.45)%	1.86%	7.30%	1.57%	8.48%	16.05%	(3.82)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 5,460	$ 3,598	$ 610	$ 518	$ 212	$ 188	$ 9,632	$ 9,007	$ 9,250	$ 12,466	$ 13,119	$ 12,890
Ratios of expenses to average net assets:
Before fee waivers ^	1.48%	1.39%	1.55%	1.62%	1.46%	1.32%	1.98%	1.89%	2.05%	2.12%	1.96%	1.82%
After fee waivers ^	1.48%	1.39%	1.55%	1.62%	1.43%	1.32%	1.98%	1.89%	2.05%	2.12%	1.93%	1.82%
Ratios of net investment income to
average net assets:
Before fee waivers ^	1.93%	2.25%	3.37%	3.41%	3.52%	3.66%	1.43%	1.75%	2.87%	2.91%	3.02%	3.16%
After fee waivers ^	1.93%	2.25%	3.37%	3.41%	3.55%	3.66%	1.43%	1.75%	2.87%	2.91%	3.05%	3.16%
Portfolio turnover rate	127% (1)	211%	178%	174%	266%	253%	127% (1)	211%	178%	174%	266%	253%

* The net investment income per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 9.52	$ 9.08	$ 9.36	$ 8.65	$ 7.30	$ 9.79
Income (loss) from investment operations:
Net investment income**	0.24	0.53	0.65	0.72	0.62	0.63
Net realized and unrealized gain (loss)	0.28	0.44	(0.28)	0.70	1.34	(2.49)
Total income (loss) from investment operations	0.52	0.97	0.37	1.42	1.96	(1.86)
Less distributions:
Distributions from net investment income	(0.24)	(0.53)	(0.65)	(0.71)	(0.61)	(0.63)
Total distributions	(0.24)	(0.53)	(0.65)	(0.71)	(0.61)	(0.63)
Net asset value, end of period	$ 9.80	$ 9.52	$ 9.08	$ 9.36	$ 8.65	$ 7.30

Total return +	5.57%	10.96%	4.03%	17.11%	28.20%	(20.10)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 126,201	$ 114,810	$ 45,586	$ 58,597	$ 51,747	$ 43,837
Ratios of expenses to average net assets:
Before fee waivers ^	1.09%	1.23%	1.38%	1.23%	1.58%	1.57%
After fee waivers ^	1.09%	1.23%	1.38%	1.23%	1.55%	1.57%
Ratios of net investment income to
average net assets:
Before fee waivers ^	5.05%	5.70%	6.92%	7.99%	8.00%	6.81%
After fee waivers ^	5.05%	5.70%	6.92%	7.99%	8.03%	6.81%
Portfolio turnover rate	52% (1)	58%	49%	60%	103%	75%

	Class A						Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 9.47	$ 9.04	$ 9.31	$ 8.61	$ 7.27	$ 9.75
Income (loss) from investment operations:
Net investment income**	0.23	0.51	0.63	0.70	0.63	0.60	0.20	0.47	0.58	0.65	0.55	0.55
Net realized and unrealized gain (loss)	0.28	0.44	(0.27)	0.71	1.33	(2.50)	0.29	0.43	(0.28)	0.69	1.35	(2.47)
Total income (loss) from investment operations	0.51	0.95	0.36	1.41	1.96	(1.90)	0.49	0.90	0.30	1.34	1.90	(1.92)
Less distributions:
Distributions from net investment income	(0.23)	(0.51)	(0.63)	(0.70)	(0.59)	(0.57)	(0.21)	(0.47)	(0.57)	(0.64)	(0.56)	(0.56)
Total distributions	(0.23)	(0.51)	(0.63)	(0.70)	(0.59)	(0.57)	(0.21)	(0.47)	(0.57)	(0.64)	(0.56)	(0.56)
Net asset value, end of period	$ 9.87	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.75	$ 9.47	$ 9.04	$ 9.31	$ 8.61	$ 7.27

Total return +	5.40%	10.70%	3.84%	16.85%	27.91%	(20.43)%	5.21%	10.19%	3.28%	16.16%	27.37%	(20.73)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 17,107	$ 13,722	$ 6,457	$ 5,366	$ 4,909	$ 1,590	$ 15,609	$ 14,457	$ 10,404	$ 9,214	$ 7,678	$ 8,203
Ratios of expenses to average net assets:
Before fee waivers ^	1.34%	1.48%	1.63%	1.48%	1.83%	1.82%	1.84%	1.98%	2.13%	1.98%	2.33%	2.32%
After fee waivers ^	1.34%	1.48%	1.63%	1.48%	1.80%	1.82%	1.84%	1.98%	2.13%	1.98%	2.30%	2.32%
Ratios of net investment income to
average net assets:
Before fee waivers ^	4.80%	5.45%	6.67%	7.74%	7.75%	6.56%	4.30%	4.95%	6.17%	7.24%	7.25%	6.06%
After fee waivers ^	4.80%	5.45%	6.67%	7.74%	7.78%	6.56%	4.30%	4.95%	6.17%	7.24%	7.28%	6.06%
Portfolio turnover rate	52% (1)	58%	49%	60%	103%	75%	52% (1)	58%	49%	60%	103%	75%

**The net investment income per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Equity Income Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended		Period Ended
	Ended	October 31,		October 31,
	April 30, 2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$ 9.95	$ 10.10	$ 10.17	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.17	0.30	0.17	(0.13)
Net realized and unrealized gain (loss)	0.22	0.02	(0.15)	0.30
Total income from investment operations	0.39	0.32	0.02	0.17
Less distributions:
Distributions from net investment income	(0.12)	(0.35)	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.09)	0.00
Tax return of Capital	0.00	(0.12)	0.00	0.00
Total distributions	(0.12)	(0.47)	(0.09)	0.00
Net asset value, end of period	$ 10.22	$ 9.95	$ 10.10	$ 10.17

Total return +, #	3.93%	3.29%	0.20%	1.70%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,733	$ 9,002	$ 8,798	$ 4,303

Ratios of expenses to average net assets:
Before fee waivers^	1.57%	2.28%	1.98%	2.75%
After fee waivers^	1.57%	2.28%	1.98%	2.75%
Ratios of net investment income (loss) to
average net assets: ^	3.45%	2.94%	1.71%	(2.39)%
Portfolio turnover rate	163% (1)	418%	704%	402% (1)

	Class A				Class C

	Six Months	Year Ended		Period Ended	Six Months	Year Ended		Period Ended
	Ended	October 31,		October 31,	Ended	October 31,		October 31,
	April 30, 2013	2012	2011	2010	April 30, 2013	2012	2011	2010
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$ 9.98	$ 10.06	$ 10.16	$ 10.00	$ 9.86	$ 9.96	$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.16	0.26	0.02	(0.14)	0.12	0.17	0.07	(0.17)
Net realized and unrealized gain (loss)	0.22	0.03	(0.03)	0.30	0.21	0.05	(0.15)	0.30
Total income (loss) from investment operations	0.38	0.29	(0.01)	0.16	0.33	0.22	(0.08)	0.13
Less distributions:
Distributions from net investment income	(0.11)	(0.25)	0.00	0.00	(0.08)	(0.20)	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.09)	0.00	0.00	0.00	(0.09)	0.00
Tax return of Capital	0.00	(0.12)	0.00	0.00	0.00	(0.12)	0.00	0.00
Total distributions	(0.11)	(0.37)	(0.09)	0.00	(0.08)	(0.32)	(0.09)	0.00
Net asset value, end of period	$ 10.25	$ 9.98	$ 10.06	$ 10.16	$ 10.11	$ 9.86	$ 9.96	$ 10.13

Total return +, #	3.81%	3.00%	(0.10)%	1.60%	3.36%	2.27%	(0.79)%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,812	$ 2,230	$ 1,788	$ 6,224	$ 1,946	$ 1,786	$ 1,067	$ 160

Ratios of expenses to average net assets: ^
Before fee waivers^	1.82%	2.53%	2.23%	3.00%	2.57%	3.28%	2.98%	3.75%
After fee waivers^	1.82%	2.53%	2.23%	3.00%	2.57%	3.28%	2.98%	3.75%
Ratios of net investment income (loss) to
average net assets: ^	3.20%	2.69%	1.46%	(2.64)%	2.45%	1.94%	0.71%	(3.39)%
Portfolio turnover rate	163% (1)	418%	704%	402% (1)	163% (1)	418%	704%	402% (1)

* The Fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial  reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 8.90	$ 8.86	$ 8.47	$ 7.53	$ 5.77	$ 10.13
Income (loss) from investment operations:
Net investment income**	0.07	0.10	0.08	0.16	0.14	0.03
Net realized and unrealized gain (loss)	0.50	0.05	0.55	0.90	1.70	(3.46)
Total income (loss) from investment operations	0.57	0.15	0.63	1.06	1.84	(3.43)
Less distributions:
Distributions from net investment income	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)	(0.30)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.36)
Distributions from paid in capital	0.00	0.00	0.00	0.00	0.00	(0.27)
Total distributions	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)	(0.93)
Net asset value, end of period	$ 9.22	$ 8.90	$ 8.86	$ 8.47	$ 7.53	$ 5.77

Total return +	6.54%	1.83%	7.56%	14.22%	32.37%	(37.06)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,039	$ 23,843	$ 24,475	$ 23,718	$ 20,515	$ 24,521
Ratios of expenses to average net assets:
Before fee waivers ^	1.39%	1.60%	1.91%	1.52%	1.86%	1.90%
After fee waivers ^	1.39%	1.60%	1.91%	1.52%	1.83%	1.90%
Ratios of net investment income to
average net assets:
Before fee waivers ^	1.59%	1.13%	0.90%	1.99%	2.15%	0.41%
After fee waivers ^	1.59%	1.13%	0.90%	1.99%	2.18%	0.41%
Portfolio turnover rate	29% (1)	51%	69%	71%	69%	104%

	Class A						Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 8.74	$ 8.70	$ 8.32	$ 7.40	$ 5.64	$ 9.95
Income (loss) from investment operations:
Net investment income (loss)**	0.06	0.08	0.06	0.14	0.13	0.01	0.03	0.01	(0.01)	0.08	0.07	(0.05)
Net realized and unrealized gain (loss)	0.49	0.06	0.55	0.90	1.70	(3.45)	0.49	0.06	0.55	0.89	1.69	(3.41)
Total income (loss) from investment operations	0.55	0.14	0.61	1.04	1.83	(3.44)	0.52	0.07	0.54	0.97	1.76	(3.46)
Less distributions:
Distributions from net investment income	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.27)	(0.16)	(0.03)	(0.16)	(0.05)	0.00	(0.02)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.36)	0.00	0.00	0.00	0.00	0.00	(0.36)
Distributions from paid in capital	0.00	0.00	0.00	0.00	0.00	(0.30)	0.00	0.00	0.00	0.00	0.00	(0.47)
Total distributions	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.93)	(0.16)	(0.03)	(0.16)	(0.05)	0.00	(0.85)
Net asset value, end of period	$ 9.21	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 9.10	$ 8.74	$ 8.70	$ 8.32	$ 7.40	$ 5.64

Total return +	6.39%	1.63%	7.33%	13.96%	32.09%	(37.32)%	6.03%	0.84%	6.49%	13.14%	31.21%	(37.80)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,873	$ 4,470	$ 2,994	$ 7,530	$ 2,498	$ 468	$ 3,471	$ 3,867	$ 4,130	$ 3,471	$ 3,513	$ 3,642
Ratios of expenses to average net assets:
Before fee waivers ^	1.64%	1.85%	2.16%	1.77%	2.11%	2.15%	2.39%	2.60%	2.91%	2.52%	2.86%	2.90%
After fee waivers ^	1.64%	1.85%	2.16%	1.77%	2.08%	2.15%	2.39%	2.60%	2.91%	2.52%	2.83%	2.90%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	1.34%	0.88%	0.65%	1.74%	1.90%	0.16%	0.59%	0.13%	(0.10)%	0.99%	1.15%	(0.59)%
After fee waivers ^	1.34%	0.88%	0.65%	1.74%	1.93%	0.16%	0.59%	0.13%	(0.10)%	0.99%	1.18%	(0.59)%
Portfolio turnover rate	29% (1)	51%	69%	71%	69%	104%	29% (1)	51%	69%	71%	69%	104%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 11.74	$ 10.60	$ 9.96	$ 8.70	$ 8.09	$ 13.30
Income (loss) from investment operations:
Net investment income *	0.07	0.12	0.06	0.06	0.07	0.10
Net realized and unrealized gain (loss)	1.35	1.07	0.64	1.25	0.62	(4.90)
Total income (loss) from investment operations	1.42	1.19	0.70	1.31	0.69	(4.80)
Less distributions:
Distributions from net investment income	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)	(0.14)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.27)
Total distributions	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)	(0.41)
Net asset value, end of period	$ 13.03	$ 11.74	$ 10.60	$ 9.96	$ 8.70	$ 8.09

Total return +	12.21%	11.29%	7.06%	15.11%	8.72%	(37.14)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 33,886	$ 37,650	$ 34,171	$ 31,436	$ 29,315	$ 32,126
Ratios of expenses to average net assets:
Before fee waivers ^	1.03%	1.17%	1.62%	1.40%	1.72%	1.85%
After fee waivers ^	1.03%	1.17%	1.62%	1.40%	1.69%	1.85%
Ratios of net investment income to
average net assets:
Before fee waivers ^	1.12%	1.04%	0.53%	0.61%	0.90%	0.71%
After fee waivers ^	1.12%	1.04%	0.53%	0.61%	0.93%	0.71%
Portfolio turnover rate	4% (1)	30%	30%	23%	47%	21%

	Class A							Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012		2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 11.36	$ 10.31		$ 9.73	$ 8.53	$ 7.93	$ 13.04
Income (loss) from investment operations:
Net investment income (loss)*	0.05	0.09	0.04	0.01	0.05	0.07	0.01	0.00	(a)	(0.05)	(0.04)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.35	1.08	0.64	1.28	0.63	(4.89)	1.32	1.05		0.63	1.24	0.61	(4.81)
Total income (loss) from investment operations	1.40	1.17	0.68	1.29	0.68	(4.82)	1.33	1.05		0.58	1.20	0.60	(4.82)
Less distributions:
Distributions from net investment income	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.13)	(0.01)	0.00		0.00	0.00	0.00	(0.02)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.27)	0.00	0.00		0.00	0.00	0.00	(0.27)
Total distributions	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.40)	(0.01)	0.00		0.00	0.00	0.00	(0.29)
Net asset value, end of period	$ 13.02	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 12.68	$ 11.36		$ 10.31	$ 9.73	$ 8.53	$ 7.93

Total return +	12.08%	11.04%	6.78%	14.82%	8.55%	(37.34)%	11.67%	10.18%		5.96%	14.07%	7.57%	(37.74)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,578	$ 2,969	$ 2,874	$ 3,844	$ 55	$ 90	$ 5,009	$ 5,431		$ 6,129	$ 5,769	$ 4,953	$ 5,069
Ratios of expenses to average net assets:
Before fee waivers ^	1.28%	1.42%	1.87%	1.65%	1.97%	2.10%	2.03%	2.17%		2.62%	2.40%	2.72%	2.85%
After fee waivers ^	1.28%	1.42%	1.87%	1.65%	1.94%	2.10%	2.03%	2.17%		2.62%	2.40%	2.69%	2.85%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.87%	0.79%	0.28%	0.36%	0.65%	0.46%	0.12%	0.04%		(0.47)%	(0.39)%	(0.10)%	(0.29)%
After fee waivers ^	0.87%	0.79%	0.28%	0.36%	0.68%	0.46%	0.12%	0.04%		(0.47)%	(0.39)%	(0.07)%	(0.29)%
Portfolio turnover rate	4% (1)	30%	30%	23%	47%	21%	4% (1)	30%		30%	23%	47%	21%

*The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.
(a) Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund *
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N		Class A		Class C

	Six Months	Period Ended	Six Months	Period Ended	Six Months	Period Ended
	Ended	October 31,	Ended	October 31,	Ended	October 31,
	April 30, 2013	2012	April 30, 2013	2012	April 30, 2013	2012
	(Unaudited)		(Unaudited)		(Unaudited)

Net asset value, beginning of period	$ 9.73	$ 10.00	$ 9.73	$ 10.00	$ 9.72	$ 10.00
Loss from investment operations:
Net investment income (loss)**	0.10	(0.07)	0.08	(0.08)	0.04	(0.11)
Net realized and unrealized gain (loss)	0.85	(0.20)	0.87	(0.19)	0.86	(0.17)
Total income (loss) from investment operations	0.95	(0.27)	0.95	(0.27)	0.90	(0.28)
Less distributions:
Distributions from net investment income	(0.03)	0.00	(0.03)	0.00	(0.00) (1)	0.00
Net asset value, end of period	$ 10.65	$ 9.73	$ 10.65	$ 9.73	$ 10.62	$ 9.72

Total return +	9.82%	(2.70)%	9.72%	(2.70)%	9.29%	(2.80)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 673	$ 341	$ 1,668	$ 1,106	$ 934	$ 525

Ratios of expenses to average net assets: ^	2.81%	9.47%	3.06%	9.72%	3.81%	10.47%
Ratios of net investment loss to average net assets: ^	1.93%	(6.42)%	1.68%	(6.67)%	0.93%	(7.42)%

Portfolio turnover rate	41% (2)	7% (2)	41% (2)	7% (2)	41% (2)	7% (2)

* The Fund commenced operations on September 14, 2012.
**The net investment loss per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1)	Represents less than $0.01 per share.
(2)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months		Year Ended
	Ended		October 31,
	April 30, 2013		2012		2011		2010		2009		2008
	(Unaudited)

Net asset value, beginning of period	$ 4.15		$ 3.67		$ 3.50		$ 3.12		$ 3.16		$ 5.54
Income (loss) from investment operations:
Net investment income (loss)**	0.00	(a)	0.01		0.01		0.01		0.01		(0.03)
Net realized and unrealized gain (loss)	0.54		0.48		0.16		0.37		(0.05)		(2.10)
Total income (loss) from investment operations	0.54		0.49		0.17		0.38		(0.04)		(2.13)
Less distributions:
Distributions from net investment income	(0.01)		(0.01)		0.00	(a)	0.00	(a)	0.00		0.00	(a)
Distributions from net realized gains	0.00		0.00		0.00		0.00		0.00		(0.25)
Total distributions	(0.01)		(0.01)		0.00		0.00		0.00		(0.25)
Net asset value, end of period	$ 4.68		$ 4.15		$ 3.67		$ 3.50		$ 3.12		$ 3.16

Total return +	13.01%		13.45%		4.91%		12.29%		(1.27)%		(40.18)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 28,652		$ 29,678		$29,252		$ 31,774		$ 33,199		$ 44,811
Ratios of expenses to average net assets:
Before fee waivers ^	1.65%		1.51%		1.20%		1.26%		1.04%		1.77%
After fee waivers ^	1.65%		1.51%		1.20%		1.26%		1.01%		1.77%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.17%		0.30%		0.39%		0.18%		0.18%		(0.60)%
After fee waivers ^	0.17%		0.30%		0.39%		0.18%		0.21%		(0.60)%
Portfolio turnover rate	15% (1)		57%		81%		291%		258%		328%

	Class A												Class C

	Six Months		Year Ended										Six Months	Year Ended
	Ended		October 31,										Ended	October 31,
	April 30, 2013		2012		2011		2010		2009		2008		April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)												(Unaudited)

Net asset value, beginning of period	$ 4.11		$ 3.63		$ 3.47		$ 3.09		$ 3.14		$ 5.54		$ 3.85	$ 3.42	$ 3.30	$ 2.96	$ 3.04	$ 5.38
Income (loss) from investment operations:
Net investment income (loss)**	0.00	(a)	(0.01)		0.00	(a)	0.00	(a)	0.00	(a)	(0.04)		(0.02)	(0.03)	(0.02)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.52		0.49		0.16		0.38		(0.05)		(2.11)		0.49	0.46	0.14	0.37	(0.06)	(2.02)
Total income (loss) from investment operations	0.52		0.48		0.16		0.38		(0.05)		(2.15)		0.47	0.43	0.12	0.34	(0.08)	(2.09)
Less distributions:
Distributions from net investment income	(0.01)		0.00	(a)	0.00		0.00		0.00		0.00	(a)	0.00	0.00	0.00	0.00	0.00	0.00	(a)
Distributions from net realized gains	0.00		0.00		0.00		0.00		0.00		(0.25)		0.00	0.00	0.00	0.00	0.00	(0.25)
Total distributions	(0.01)		0.00		0.00		0.00		0.00		(0.25)		0.00	0.00	0.00	0.00	0.00	(0.25)
Net asset value, end of period	$ 4.62		$ 4.11		$ 3.63		$ 3.47		$ 3.09		$ 3.14		$ 4.32	$ 3.85	$ 3.42	$ 3.30	$ 2.96	$ 3.04

Total return +	12.55%		13.32%		4.61%		12.30%		(1.59)%		(40.55)%		12.21%	12.57%	3.64%	11.49%	(2.63)%	(40.65)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,198		$ 1,244		$ 245		$ 195		$ 53		$ 31		$ 3,688	$ 3,697	$ 4,631	$ 4,845	$ 5,106	$ 5,923
Ratios of expenses to average net assets:
Before fee waivers ^	1.90%		1.76%		1.45%		1.51%		1.29%		2.02%		2.65%	2.51%	2.20%	2.26%	2.04%	2.77%
After fee waivers ^	1.90%		1.76%		1.45%		1.51%		1.26%		2.02%		2.65%	2.51%	2.20%	2.26%	2.01%	2.77%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(0.08)%		0.05%		0.14%		(0.07)%		(0.07)%		(0.85)%		(0.83)%	(0.70)%	(0.61)%	(0.82)%	(0.82)%	(1.60)%
After fee waivers ^	(0.08)%		0.05%		0.14%		(0.07)%		(0.04)%		(0.85)%		(0.83)%	(0.70)%	(0.61)%	(0.82)%	(0.79)%	(1.60)%
Portfolio turnover rate	15% (1)		57%		81%		291%		258%		328%		15% (1)	57%	81%	291%	258%	328%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Period Ended
	Ended	October 31,
	April 30, 2013	2012 *
	(Unaudited)

Net asset value, beginning of period	$ 10.42	$ 10.00
Income (loss) from investment operations:
Net investment (loss)**	(0.02)	(0.16)
Net realized and unrealized gain	1.07	0.58
Total income from investment operations	1.05	0.42
Net asset value, end of period	$ 11.47	$ 10.42

Total return +	10.08%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 510	$ 450
Ratios of expenses to average net assets:
Before fee waivers ^	1.42%	2.11%
After fee waivers ^	1.38%	1.80%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(0.46)%	(1.06)%
After fee waivers ^	(0.41)%	(0.75)%
Portfolio turnover rate	54% (1)	27% (1)

	Class A		Class C

	Six Months	Period Ended	Six Months	Period Ended
	Ended	October 31,	Ended	October 31,
	April 30, 2013	2012 *	April 30, 2013	2012 *
	(Unaudited)		(Unaudited)

Net asset value, beginning of period	$ 10.39	$ 10.00	$ 10.33	$ 10.00
Income (loss) from investment operations:
Net investment (loss)**	(0.04)	(0.09)	(0.08)	(0.30)
Net realized and unrealized gain	1.09	0.48	1.07	0.63
Total income from investment operations	1.05	0.39	0.99	0.33
Net asset value, end of period	$ 11.44	$ 10.39	$ 11.32	$ 10.33

Total return +	10.11%	3.90%	9.58%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 9,597	$ 10,344	$ 162	$ 146
Ratios of expenses to average net assets:
Before fee waivers ^	1.67%	2.36%	2.42%	3.11%
After fee waivers ^	1.63%	2.05%	2.38%	2.80%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(0.71)%	(1.31)%	(1.46)%	(2.06)%
After fee waivers ^	(0.66)%	(1.00)%	(1.41)%	(1.75)%
Portfolio turnover rate	54% (1)	27% (1)	54% (1)	27% (1)

* The Fund commenced opperations on December 8, 2011
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less then a year

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 15.79	$ 13.80	$ 12.84	$ 9.27	$ 9.14	$ 16.77
Income (loss) from investment operations:
Net investment income**	0.22	0.21	0.14	0.14	0.08	0.21
Net realized and unrealized gain (loss)	2.46	1.90	0.98	3.54	0.23	(6.68)
Total income (loss) from investment operations	2.68	2.11	1.12	3.68	0.31	(6.47)
Less distributions:
Distributions from net investment income	(0.23)	(0.12)	(0.16)	(0.11)	(0.18)	(0.19)
Distributions from net realized gains	(0.53)	0.00	0.00	0.00	0.00	(0.97)
Total distributions	(0.76)	(0.12)	(0.16)	(0.11)	(0.18)	(1.16)
Net asset value, end of period	$ 17.71	$ 15.79	$ 13.80	$ 12.84	$ 9.27	$ 9.14

Total return +	17.69%	15.46%	8.82%	39.91%	3.89%	(40.64)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 23,663	$ 20,424	$ 12,507	$ 7,686	$ 5,542	$ 5,786
Ratios of expenses to average net assets:
Before fee waivers ^	1.30%	1.46%	1.51%	2.26%	3.05%	1.85%
After fee waivers ^	1.30%	1.46%	1.51%	2.26%	3.02%	1.81%
Ratios of net investment income to
average net assets:
Before fee waivers ^	2.72%	1.42%	1.09%	1.22%	1.05%	1.61%
After fee waivers ^	2.72%	1.42%	1.09%	1.22%	1.08%	1.65%
Portfolio turnover rate	61% (1)	123%	59%	157%	221%	99%

	Class A						Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 15.33	$ 13.40	$ 12.49	$ 9.01	$ 8.82	$ 16.20
Income (loss) from investment operations:
Net investment income**	0.23	0.21	0.13	0.10	0.06	0.20	0.13	0.07	0.01	0.02	0.01	0.10
Net realized and unrealized gain (loss)	2.44	1.87	0.95	3.56	0.22	(6.69)	2.40	1.86	0.94	3.46	0.22	(6.47)
Total income (loss) from investment operations	2.67	2.08	1.08	3.66	0.28	(6.49)	2.53	1.93	0.95	3.48	0.23	(6.37)
Less distributions:
Distributions from net investment income	(0.15)	(0.11)	(0.13)	(0.08)	(0.14)	(0.16)	(0.08)	0.00	(0.04)	0.00	(0.04)	(0.04)
Distributions from net realized gains	(0.53)	0.00	0.00	0.00	0.00	(0.97)	(0.53)	0.00	0.00	0.00	0.00	(0.97)
Total distributions	(0.68)	(0.11)	(0.13)	(0.08)	(0.14)	(1.13)	(0.61)	0.00	(0.04)	0.00	(0.04)	(1.01)
Net asset value, end of period	$ 17.76	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 17.25	$ 15.33	$ 13.40	$ 12.49	$ 9.01	$ 8.82

Total return +	17.61%	15.20%	8.48%	39.66%	3.64%	(40.86)%	17.07%	14.40%	7.65%	38.62%	2.76%	(41.23)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 6,935	$ 709	$ 6,962	$ 47	$ 20	$ 83	$ 2,677	$ 2,370	$ 1,944	$ 1,310	$ 943	$ 1,276
Ratios of expenses to average net assets:
Before fee waivers ^	1.55%	1.71%	1.76%	2.51%	3.30%	2.10%	2.30%	2.46%	2.51%	3.26%	4.05%	2.85%
After fee waivers ^	1.55%	1.71%	1.76%	2.51%	3.27%	2.06%	2.30%	2.46%	2.51%	3.26%	4.02%	2.81%
Ratios of net investment income to
average net assets:
Before fee waivers ^	2.47%	1.17%	0.81%	0.97%	0.80%	1.36%	1.72%	0.42%	0.07%	0.22%	0.05%	0.61%
After fee waivers ^	2.47%	1.17%	0.81%	0.97%	0.83%	1.40%	1.72%	0.42%	0.07%	0.22%	0.08%	0.65%
Portfolio turnover rate	61% (1)	123%	59%	157%	221%	99%	61% (1)	123%	59%	157%	221%	99%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 12.05	$ 11.85	$ 12.79	$ 11.12	$ 8.09	$ 16.40
Income (loss) from investment operations:
Net investment income*	0.01	0.14	0.15	0.08	0.05	0.18
Net realized and unrealized gain (loss)	2.02	0.22	(0.98)	1.80	3.09	(7.71)
Total income (loss) from investment operations	2.03	0.36	(0.83)	1.88	3.14	(7.53)
Less distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)	(0.10)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.68)
Total distributions	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)	(0.78)
Net asset value, end of period	$ 13.94	$ 12.05	$ 11.85	$ 12.79	$ 11.12	$ 8.09

Total return +#	17.00%	3.16%	(6.56)%	17.15%	39.44%	(47.93)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 46,768	$ 44,947	$ 39,163	$ 36,546	$ 31,858	$ 31,369
Ratios of expenses to average net assets:
Before fee waivers ^	2.06%	1.97%	2.28%	2.53%	2.63%	1.80%
After fee waivers ^	2.06%	1.97%	2.28%	2.53%	2.60%	1.80%
Ratios of net investment income to
average net assets:
Before fee waivers ^	0.12%	1.24%	1.19%	0.67%	0.55%	1.45%
After fee waivers ^	0.12%	1.24%	1.19%	0.67%	0.58%	1.45%
Portfolio turnover rate	91% (1)	142%	110%	118%	173%	149%

	Class A						Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 11.64	$ 11.44	$ 12.37	$ 10.78	$ 7.81	$ 15.90
Income (loss) from investment operations:
Net investment income (loss)*	0.01	0.10	0.18	0.04	0.03	0.13	(0.05)	0.03	0.02	(0.04)	(0.04)	0.05
Net realized and unrealized gain (loss)	2.01	0.22	(1.04)	1.82	3.10	(7.67)	1.95	0.21	(0.95)	1.75	3.01	(7.46)
Total income (loss) from investment operations	2.02	0.32	(0.86)	1.86	3.13	(7.54)	1.90	0.24	(0.93)	1.71	2.97	(7.41)
Less distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.09)	(0.01)	(0.04)	0.00	(0.12)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.68)	0.00	0.00	0.00	0.00	0.00	(0.68)
Total distributions	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.77)	(0.01)	(0.04)	0.00	(0.12)	0.00	(0.68)
Net asset value, end of period	$ 13.93	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 13.53	$ 11.64	$ 11.44	$ 12.37	$ 10.78	$ 7.81

Total return +	16.84%	2.80%	(6.78)%	16.85%	39.17%	(48.04)%	16.34%	2.10%	(7.52)%	16.00%	38.03%	(48.43)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,303	$ 1,580	$ 1,309	$ 322	$ 57	$ 39	$ 6,019	$ 5,881	$ 6,849	$ 7,036	$ 5,766	$ 4,975
Ratios of expenses to average net assets:
Before fee waivers ^	2.31%	2.22%	2.53%	2.78%	2.88%	2.05%	3.06%	2.97%	3.28%	3.53%	3.63%	2.80%
After fee waivers ^	2.31%	2.22%	2.53%	2.78%	2.85%	2.05%	3.06%	2.97%	3.28%	3.53%	3.60%	2.80%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(0.13)%	0.99%	0.94%	0.42%	0.30%	1.20%	(0.88)%	0.24%	0.19%	(0.33)%	(0.45)%	0.45%
After fee waivers ^	(0.13)%	0.99%	0.94%	0.42%	0.33%	1.20%	(0.88)%	0.24%	0.19%	(0.33)%	(0.42)%	0.45%
Portfolio turnover rate	91% (1)	142%	110%	118%	173%	149%	91% (1)	142%	110%	118%	173%	149%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  + Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012		2011	2010		2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 11.21	$ 10.44		$ 9.78	$ 7.94		$ 7.64	$ 12.27
Income (loss) from investment operations:
Net investment income *	0.07	0.00	(a)	0.02	0.03		0.08	0.08
Net realized and unrealized gain (loss)	1.68	0.77		0.66	1.90		0.32	(4.38)
Total income (loss) from investment operations	1.75	0.77		0.68	1.93		0.40	(4.30)
Less distributions:
Distributions from net investment income	(0.03)	0.00		(0.02)	(0.09)		(0.10)	0.00
Distributions from net realized gains	0.00	0.00		0.00	0.00		0.00	(0.33)
Total distributions	(0.03)	0.00		(0.02)	(0.09)		(0.10)	(0.33)
Net asset value, end of period	$ 12.93	$ 11.21		$ 10.44	$ 9.78		$ 7.94	$ 7.64

Total return +	15.67%	7.38%		6.94%	24.39%		5.54%	(35.85)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 14,376	$ 15,764		$ 14,739	$ 14,378		$ 13,288	$ 17,630
Ratios of expenses to average net assets:
Before fee waivers ^	1.25%	2.02%		2.10%	2.08%		1.48%	1.89%
After fee waivers ^	1.25%	2.02%		2.10%	2.08%		1.45%	1.89%
Ratios of net investment income to
average net assets:
Before fee waivers ^	1.15%	0.04%		0.06%	0.37%		1.19%	0.84%
After fee waivers ^	1.15%	0.04%		0.06%	0.37%		1.22%	0.84%
Portfolio turnover rate	18% (1)	62%		50%	41%		40%	52%

	Class A								Class C

	Six Months	Year Ended							Six Months	Year Ended
	Ended	October 31,							Ended	October 31,
	April 30, 2013	2012		2011	2010		2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$ 11.16	$ 10.40		$ 9.75	$ 7.92		$ 7.61	$ 12.25	$ 10.59	$ 9.96	$ 9.40	$ 7.65	$ 7.32	$ 11.88
Income (loss) from investment operations:
Net investment income (loss)*	0.05	0.00	(a)	(0.01)	0.00	(a)	0.07	0.05	0.01	(0.10)	(0.09)	(0.06)	0.01	(0.03)
Net realized and unrealized gain (loss)	1.68	0.76		0.66	1.89		0.32	(4.36)	1.58	0.73	0.65	1.82	0.32	(4.20)
Total income (loss) from investment operations	1.73	0.76		0.65	1.89		0.39	(4.31)	1.59	0.63	0.56	1.76	0.33	(4.23)
Less distributions:
Distributions from net investment income	0.00	0.00		0.00	(0.06)		(0.08)	0.00	0.00	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gains	0.00	0.00		0.00	0.00		0.00	(0.33)	0.00	0.00	0.00	0.00	0.00	(0.33)
Total distributions	0.00	0.00		0.00	(0.06)		(0.08)	(0.33)	0.00	0.00	0.00	(0.01)	0.00	(0.33)
Net asset value, end of period	$ 12.89	$ 11.16		$ 10.40	$ 9.75		$ 7.92	$ 7.61	$ 12.18	$ 10.59	$ 9.96	$ 9.40	$ 7.65	$ 7.32

Total return +	15.50%	7.31%		6.67%	24.01%		5.35%	(35.99)%	15.01%	6.33%	5.96%	23.02%	4.51%	(36.45)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,057	$ 567		$ 193	$ 154		$ 19	$ 30	$ 2,024	$ 2,099	$ 2,574	$ 2,341	$ 2,012	$ 2,289
Ratios of expenses to average net assets:
Before fee waivers ^	1.50%	2.27%		2.35%	2.33%		1.73%	2.14%	2.25%	3.02%	3.10%	3.08%	2.48%	2.89%
After fee waivers ^	1.50%	2.27%		2.35%	2.33%		1.70%	2.14%	2.25%	3.02%	3.10%	3.08%	2.45%	2.89%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	0.90%	(0.21)%		(0.22)%	0.12%		0.94%	0.59%	0.25%	(0.96)%	(0.95)%	(0.63)%	0.19%	(0.16)%
After fee waivers ^	0.90%	(0.21)%		(0.22)%	0.12%		0.97%	0.59%	0.25%	(0.96)%	(0.95)%	(0.63)%	0.22%	(0.16)%
Portfolio turnover rate	18% (1)	62%		50%	41%		40%	52%	18% (1)	62%	50%	41%	40%	52%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 15.69	$ 14.75	$ 13.67	$ 11.02	$ 9.34	$ 16.50
Income (loss) from investment operations:
Net investment loss**	(0.08)	(0.17)	(0.18)	(0.24)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	1.82	1.11	1.26	2.89	1.85	(5.48)
Total income (loss) from investment operations	1.74	0.94	1.08	2.65	1.68	(5.68)
Less distributions:
Distributions from net realized gains	(0.98)	0.00	0.00	0.00	0.00	(1.48)
Total distributions	(0.98)	0.00	0.00	0.00	0.00	(1.48)
Net asset value, end of period	$ 16.45	$ 15.69	$ 14.75	$ 13.67	$ 11.02	$ 9.34

Total return +	11.91%	6.37%	7.90%	24.05%	17.99%	(37.74)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,054	$ 14,627	$ 14,975	$ 14,301	$ 14,217	$ 18,649
Ratios of expenses to average net assets:
Before fee waivers	1.32%	1.34%	1.45%	2.22%	2.35%	2.03%
After fee waivers	1.32%	1.34%	1.45%	2.22%	2.32%	2.03%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.00)%	(1.12)%	(1.15)%	(1.88)%	(1.82)%	(1.51)%
After fee waivers	(1.00)%	(1.12)%	(1.15)%	(1.88)%	(1.79)%	(1.51)%
Portfolio turnover rate	111% (1)	211%	235%	194%	214%	250%

	Class A						Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 14.43	$ 13.69	$ 12.82	$ 10.44	$ 8.94	$ 16.00
Income (loss) from investment operations:
Net investment loss**	(0.10)	(0.21)	(0.24)	(0.25)	(0.20)	(0.26)	(0.14)	(0.30)	(0.31)	(0.34)	(0.25)	(0.32)
Net realized and unrealized gain (loss)	1.79	1.11	1.27	2.85	1.85	(5.44)	1.64	1.04	1.18	2.72	1.75	(5.26)
Total income (loss) from investment operations	1.69	0.90	1.03	2.60	1.65	(5.70)	1.50	0.74	0.87	2.38	1.50	(5.58)
Less distributions:
Distributions from net realized gains	(0.98)	0.00	0.00	0.00	0.00	(1.48)	(0.98)	0.00	0.00	0.00	0.00	(1.48)
Total distributions	(0.98)	0.00	0.00	0.00	0.00	(1.48)	(0.98)	0.00	0.00	0.00	0.00	(1.48)
Net asset value, end of period	$ 16.20	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 14.95	$ 14.43	$ 13.69	$ 12.82	$ 10.44	$ 8.94

Total return +	11.74%	6.17%	7.60%	23.72%	17.72%	(37.89)%	11.26%	5.41%	6.79%	22.80%	16.78%	(38.34)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,935	$ 2,418	$ 1,950	$ 852	$ 149	$ 24	$ 2,592	$ 2,694	$ 3,193	$ 3,291	$ 3,041	$ 3,192
Ratios of expenses to average net assets:
Before fee waivers	1.57%	1.59%	1.70%	2.47%	2.60%	2.28%	2.32%	2.34%	2.45%	3.22%	3.35%	3.03%
After fee waivers	1.57%	1.59%	1.70%	2.47%	2.57%	2.28%	2.32%	2.34%	2.45%	3.22%	3.32%	3.03%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.25)%	(1.37)%	(1.40)%	(2.13)%	(2.07)%	(1.76)%	(2.00)%	(2.12)%	(2.15)%	(2.88)%	(2.82)%	(2.51)%
After fee waivers	(1.25)%	(1.37)%	(1.40)%	(2.13)%	(2.04)%	(1.76)%	(2.00)%	(2.12)%	(2.15)%	(2.88)%	(2.79)%	(2.51)%
Portfolio turnover rate	111% (1)	211%	235%	194%	214%	250%	111% (1)	211%	235%	194%	214%	250%

**The net investment loss per share data was determined using the average shares outstanding throughout each period.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

See accompanying notes to financial statments.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended
	Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)

Net asset value, beginning of period	$ 13.82	$ 13.43	$ 16.03	$ 13.41	$ 7.32	$ 24.83
Income (loss) from investment operations:
Net investment income (loss)*	(0.06)	0.04	(0.05)	(0.11)	(0.08)	0.03
Net realized and unrealized gain (loss)	1.40	0.35	(2.55)	3.01	6.28	(12.90)
Total income (loss) from investment operations	1.34	0.39	(2.60)	2.90	6.20	(12.87)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(0.28)	0.00	(0.14)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.11)	(4.50)
Total distributions	0.00	0.00	0.00	(0.28)	(0.11)	(4.64)
Net asset value, end of period	$ 15.16	$ 13.82	$ 13.43	$ 16.03	$ 13.41	$ 7.32

Total return +, #	9.70%	2.90%	(16.22)%	21.98%	86.15%	(62.85)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 16,290	$ 16,017	$ 14,616	$ 13,592	$ 10,999	$ 9,466
Ratios of expenses to average net assets:
Before fee waivers ^	2.27%	1.75%	2.10%	2.24%	2.45%	1.70%
After fee waivers ^	2.27%	1.75%	2.10%	2.24%	2.42%	1.63%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(0.84)%	0.29%	(0.35)%	(0.80)%	(0.91)%	0.14%
After fee waivers ^	(0.84)%	0.29%	(0.35)%	(0.80)%	(0.88)%	0.21%
Portfolio turnover rate	45% (1)	104%	98%	206%	63%	84%

	Class A						Class C

	Six Months	Year Ended					Six Months	Year Ended
	Ended	October 31,					Ended	October 31,
	April 30, 2013	2012	2011	2010	2009	2008	April 30, 2013	2012	2011	2010	2009	2008
	(Unaudited)						(Unaudited)

Net asset value, beginning of year	$ 13.59	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 13.16	$ 12.90	$ 15.56	$ 13.06	$ 7.20	$ 24.56
Income (loss) from investment operations:
Net investment income (loss)*	(0.09)	0.05	(0.12)	(0.15)	(0.12)	(0.01)	(0.13)	(0.09)	(0.20)	(0.24)	(0.17)	(0.12)
Net realized and unrealized gain (loss)	1.38	0.31	(2.48)	2.98	6.24	(12.84)	1.33	0.35	(2.46)	2.91	6.14	(12.74)
Total income (loss) from investment operations	1.29	0.36	(2.60)	2.83	6.12	(12.85)	1.20	0.26	(2.66)	2.67	5.97	(12.86)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(0.28)	0.00	(0.17)	0.00	0.00	0.00	(0.17)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.11)	(4.50)	0.00	0.00	0.00	0.00	(0.11)	(4.50)
Total distributions	0.00	0.00	0.00	(0.28)	(0.11)	(4.67)	0.00	0.00	0.00	(0.17)	(0.11)	(4.50)
Net asset value, end of period/year	$ 14.88	$ 13.59	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 14.36	$ 13.16	$ 12.90	$ 15.56	$ 13.06	$ 7.20

Total return +, #	9.57%	2.72%	(16.42)%	21.62%	85.64%	(62.96)%	9.20%	2.02%	(17.10)%	20.67%	84.37%	(63.22)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$ 11,063	$ 11,364	$ 951	$ 2,663	$ 635	$ 86	$ 2,602	$ 2,497	$ 2,755	$ 2,746	$ 2,169	$ 1,444
Ratios of expenses to average net assets:
Before fee waivers ^	2.52%	2.00%	2.35%	2.49%	2.70%	1.95%	3.27%	2.75%	3.10%	3.24%	3.45%	2.70%
After fee waivers ^	2.52%	2.00%	2.35%	2.49%	2.67%	1.88%	3.27%	2.75%	3.10%	3.24%	3.42%	2.63%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers ^	(1.09)%	0.04%	(0.80)%	(1.05)%	(1.16)%	(0.11)%	(1.84)%	(0.71)%	(1.35)%	(1.80)%	(1.91)%	(0.86)%
After fee waivers ^	(1.09)%	0.04%	(0.80)%	(1.05)%	(1.13)%	(0.04)%	(1.84)%	(0.71)%	(1.35)%	(1.80)%	(1.88)%	(0.79)%
Portfolio turnover rate	45% (1)	104%	98%	206%	63%	84%	45% (1)	104%	98%	206%	63%	84%

*The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2013

1.

ORGANIZATION

Each Dunham Fund and collectively the Funds (the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Monthly Distribution Fund; Corporate/Government Bond Fund; High-Yield Bond Fund; Loss Averse Equity Income Fund; Appreciation & Income Fund; Large Cap Value Fund; Alternative Strategy Fund; Alternative Income Fund; Large Cap Growth Fund; Focused Large Cap Growth Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Small Cap Growth Fund and Emerging Markets Stock Fund. Monthly Distribution Fund, Alternative Strategy Fund, Alternative Income Fund, Focused Large Cap Growth Fund and Real Estate Stock Fund, are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

.

UFund	UPrimary Objective
Monthly Distribution Corporate/Government Bond High-Yield Bond	Positive returns in rising and falling market environments Current income and capital appreciation High level of current income
Loss Averse Equity Income	Maximize total return from capital appreciation and dividends
Appreciation & Income	Total return under varying market conditions through both income and capital appreciation
Large Cap Value Alternative Strategy*	Maximize total return from capital appreciation and dividends Long-term capital appreciation
Alternative Income	Maximize income
Large Cap Growth	Maximize capital appreciation
Focused Large Cap Growth	Maximize capital appreciation
Real Estate Stock	Total return from capital appreciation and dividends
International Stock Small Cap Value	Total return from capital appreciation and dividends Maximize total return from capital appreciation and income
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

* On February 22, 2013, the Trust completed a re-organization with the World Funds Trust between the Sherwood Forest Alternative Fund and the Alternative Strategy Fund. Due to the re-organization occurring in between the fiscal year end cycle for the Sherwood Forest Alternative Fund, the Alternative Strategy Fund decided to use the Sherwood Forest Alternative Fund fiscal year end of July. Alternative Strategy is not presented in this semi-annual report, but filed a Form N-Q for the quarter ended April 30, 2013 and is available without charge upon request by calling (800) 442-4358.

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of Monthly Distribution, High-Yield Bond, Loss Averse Equity Income, Focused Large Cap Growth and Alternative Income, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution, Loss Averse Equity Income, Focused Large Cap Growth and Alternative Income commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.  Loss Averse Equity Income commenced operations on April 30, 2010.  Focused Large Cap Growth commenced operations on December 8, 2011. Alternative Income commenced operations on September 14, 2012.  Effective June 15, 2012, Loss Averse Equity Income changed its name from Loss Averse Growth.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees (the “Board”) (or its delegate).  U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2013 for the Funds’ assets and liabilities measured at fair value:

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 150,803,034	$ -	$ -	$ 150,803,034
Exchange Traded Funds *	3,914,534	-	-	3,914,534
Preferred Stock *	36,011,803	-	-	36,011,803
Bonds & Notes *	-	32,595,620	-	32,595,620
Purchased Put Options	653,447	-	-	653,447
Short-Term Investment	4,006,012	-	-	4,006,012
Total Assets	$ 195,388,830	$ 32,595,620	$ -	$ 227,984,450
Derivatives
Forward Currency Exchange Contracts	-	1,260	-	1,260
Equity Swap Contracts	4,552,555	-	-	4,552,555
Total Derivatives	$ 4,552,555	$ 1,260	$ -	$ 4,553,815
Liabilities
Securities Sold Short	19,712,201	-	-	19,712,201
Total Liabilities	$ 19,712,201	$ -	$ -	$ 19,712,201
Derivatives
Written Call Options	15,043,893	-	-	15,043,893
Written Put Options	80,726	-	-	80,726
Equity Swap Contracts	-	-	-	-
Forward Currency Exchange Contracts	-	185,900	-	185,900
Total Derivatives	$ 15,124,619	$ 185,900	$ -	$ 15,310,519

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Notes & Bonds *	$ -	$ 73,627,008	$ -	$ 73,627,008
Foreign Government Bond *	-	637,655	-	637,655
Municipal	-	315,794	-	315,794
U.S. Government & Agencies	-	36,113,018	-	36,113,018
Bank Loans	-	8,805,387	-	8,805,387
Preferred Stock *	685,392	-	-	685,392
Short-Term Investment	4,488,039	-	-	4,488,039
Total	$ 5,173,431	$ 119,498,862	$ -	$ 124,672,293

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 144,303,691	$ -	$ 144,303,691
Preferred Stock *	6,162,465	-	-	6,162,465
Short-Term Investment	6,358,548	-	-	6,358,548
Total	$ 12,521,013	$ 144,303,691	$ -	$ 156,824,704

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

Loss Averse Equity Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,963,939	$ -	$ -	$ 7,963,939
Exchange Traded Funds *	2,458,566	-	-	2,458,566
Total	$ 10,422,505	$ -	$ -	$ 10,422,505

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 10,874,002	$ -	$ -	$ 10,874,002
Convertible Bonds *	-	8,674,432	-	8,674,432
Preferred Stock *	2,996,888	-	-	2,996,888
Short-Term Investment	395,615	-	-	395,615
Total	$ 14,266,505	$ 8,674,432	$ -	$ 22,940,937

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 44,922,546	$ -	$ -	$ 44,922,546
Short-Term Investment	1,091,219	-	-	1,091,219
Total	$ 46,013,765	$ -	$ -	$ 46,013,765

Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 2,701,258	$ -	$ -	$ 2,701,258
Exchange Traded Funds *	507,416	-	-	507,416
Short-Term Investment	62,961	-	-	62,961
Total	$ 3,271,635	$ -	$ -	$ 3,271,635

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 32,250,224	$ -	$ -	$ 32,250,224
Short-Term Investment	1,972,776	-	-	1,972,776
Total	$ 34,223,000	$ -	$ -	$ 34,223,000

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 10,187,973	$ -	$ -	$ 10,187,973
Short-Term Investment	68,663	-	-	68,663
Total	$ 10,256,636	$ -	$ -	$ 10,256,636

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 461,910	$ -	$ -	$ 461,910
REITs *	31,808,906	-	-	31,808,906
Short-Term Investment	579,908	-	-	579,908
Total	$ 32,850,724	$ -	$ -	$ 32,850,724

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,231,960	$ 45,673,694	$ -	$ 52,905,654
Preferred Stock *	-	1,013,618	-	1,013,618
Rights*	192,420	-	-	192,420
Short-Term Investment	917,210	-	-	917,210
Total Assets	$ 8,341,590	$ 46,687,312	$ -	$ 55,028,902
Derivatives
Forward Currency Exchange Contracts	-	398,756	-	398,756
Total Derivatives	$ -	$ 398,756	$ -	$ 398,756
Liabilities - Derivatives
Forward Currency Exchange Contracts	-	131,664	-	131,664
Total Liabilities	$ -	$ 131,664	$ -	$ 131,664

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 16,859,985	$ -	$ -	$ 16,859,985
Short-Term Investment	596,498	-	-	596,498
Total	$ 17,456,483	$ -	$ -	$ 17,456,483

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 20,699,753	$ -	$ -	$ 20,699,753
Short-Term Investment	674,238	-	-	674,238
Total	$ 21,373,991	$ -	$ -	$ 21,373,991

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,582,029	$ 19,475,308	$ -	$ 27,057,337
Peferred Stock *	494,315	-	-	494,315
Warrants	-	1,727,538	-	1,727,538
Short-Term Investment	1,037,142	-	-	1,037,142
Total	$ 9,113,486	$ 21,202,846	$ -	$ 30,316,332

* See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and 2 during the current year presented. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the six months ended April 30, 2013, Monthly Distribution and International Stock had net realized gains of $16,335 and $74,100, respectively and Emerging Markets Stock had net realized losses $67,005 on forward currency contracts. At April 30, 2013, net unrealized gains on International Stock were $267,092 and net unrealized losses for Monthly Distribution were $184,640 on open forward currency contracts.

d. Options – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as a liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  For the six months ended April 30, 2013, Monthly Distribution had net realized losses of $7,029,309 resulting from option activity.

e. Swap Agreements – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objectives.  The Funds may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the six months ended April 30, 2013, Monthly Distribution had net realized gains of $536,865 resulting from swap activity.

The derivative instruments outstanding as of April 30, 2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the six months as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

f. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

g. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

h. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

i. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

j. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2010 to 2012, and the six months ended April 30, 2013, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

k. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, and High-Yield Bond, which will distribute their respective net investment income, if any, monthly. And for Loss Averse Equity Income and Alternative Income, dividends attributable to earned income, if any, will be declared and paid quarterly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

l. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.”  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Monthly Distribution *	0.90% – 1.90%	0.65%	0.25% - 1.25%
Corporate/Government Bond **	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond ***	0.80% – 1.40%	0.60%	0.20% - 0.80%
Loss Averse Equity Income ****	0.75% – 1.55%	0.65%	0.10% - 0.90%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% - 0.86%
Alternative Income	0.75% – 1.35%	0.65%	0.10% - 0.70%
Large Cap Growth	0.75% – 1.45%	0.65%	0.10% - 0.80%
Focused Large Cap Growth *****	0.75% – 1.23%	0.65%	0.10% - 0.58%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% - 0.70%
International Stock	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value	0.65% – 1.75%	0.65%	0.00% - 1.10%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock	0.75% – 1.75%	0.65%	0.10% - 1.10%

*      Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee until at least December 31, 2014, so that such fees, on annual  basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

**     Effective May 10, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee until at least May 30, 2014, as follows: 0.05% waived from its base fee resulting in a range of fees of 0.15% to 0.45%.

***    Effective May 28, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee until at least May 31, 2014, as follows: 0.10% waived from its base fee and limits its performance fee to plus or minus 0.20%, resulting in a range of fees of 0.10% to 0.70%.

****   Effective March 18, 2013 the Sub-Adviser has contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding  any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less  than 0.10% of the Fund’s average daily net assets. This agreement shall remain in effect until at least March 31, 2014.

***** The Adviser waived a portion of its fee during the first 12 months of fund operations, as follows:  0.30% waiver in the first three months, 0.20% waiver in the second three months, 0.15% waiver in the third three months, and 0.10% waiver in the final three months of the 12-month period. The Sub-Adviser waived a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limits its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).  Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds, with the exception of Alternative Income, which is in the initial year of its Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2013.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 6-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Monthly Distribution *	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Corporate/Government Bond **	Newfleet Asset Management, LLC	Barclays Capital Aggregate Bond Index	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond ***	PENN Capital Management Co., Inc.	BofA Merrill Lynch High-Yield Cash Pay Index	0.50%	+/- 0.20%	0.20%	0.80%
Loss Averse Equity Income ****	PVG Asset Management Corp.	IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Alternative Income	Harbor Springs Financial Management, LLC	Dow Jones US Select Dividend Index	0.40%	+/- 0.30%	0.10%	0.70%
Large Cap Growth	Mar Vista Investment Partners, LLC	Russell 1000 Growth Index	0.45%	+/- 0.60%	0.10%	0.80%
Focused Large Cap Growth*****	The Ithaka Group, LLC	Russell 1000 Growth Index	0.34%	+/- 0.30%	0.10%	0.58%
Real Estate Stock	Cornerstone Real Estate Advisers LLC	FTSE NAREIT Index	0.40%	+/- 0.00%	0.10%	0.70%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value Index	0.55%	+/- 0.25%	0.00%	1.10%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Marvin & Palmer Associates, Inc.	MSCI Emerging Markets Index USD (Net)	0.60%	+/- 0.30%	0.10%	1.10%

*      Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee until at least December 31, 2014, so that such fees, on annual  basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

**     Effective May 10, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee until at least May 30, 2014, as follows: 0.05% waived from its base fee resulting in a range of fees of 0.15% to 0.45%.

***    Effective May 28, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee until at least May 31, 2014, as follows: 0.10% waived from its base fee and limits its performance fee to plus or minus 0.20%, resulting in a range of fees of 0.10% to 0.70%.

****   Effective March 18, 2013 the Sub-Adviser has contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses) at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less  than 0.10% of the Fund’s average daily net assets. This agreement shall remain in effect until at least March 31, 2014.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

***** The Adviser waived a portion of its fee during the first 12 months of fund operations, as follows:  0.30% waiver in the first three months, 0.20% waiver in the second three months, 0.15% waiver in the third three months, and 0.10% waiver in the final three months of the 12-month period. The Sub-Adviser waived a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limits its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statements of Operations.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer– Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $4,250 for each Board meeting attended in-person;  $500 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

f. Other Affiliates–During the six months ended April 30, 2013, CIM Securities, LLC, a registered broker/dealer and an affiliate of the PVG Asset Management Corp., Loss Averse Equity Income’s Sub-Adviser, executed trades on behalf of the Loss Averse. These trades were cleared through Southwest Securities, Inc. and CIM Securities LLC.  Bethel Fisher & Co. a registered broker/dealer and an affiliate of the Harbor Springs Financial Management LLC., Alternative Income Sub-Adviser, executed trades on behalf of the Alternative Income.  The affiliated broker for Loss Averse and Alternative Income received $17,932 and 1,354, respectively, in trade commissions for the six months ended April 30, 2013.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2013 were as follows

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Monthly Distribution	$341,827,188	$171,538,780	$ -	$ -
Corporate/Government Bond	85,682,110	76,911,236	69,456,469	72,401,558
High-Yield Bond	83,727,416	71,740,013	-	-
Loss Averse Equity Income	18,001,821	20,261,789	-	-
Appreciation & Income	8,138,028	18,130,575	-	-
Large Cap Value	1,859,080	9,711,171	-	-
Alternative Income	2,345,280	1,041,665	-	-
Large Cap Growth	5,130,933	10,513,464	-	-
Focused Large Cap Growth	6,383,370	8,381,994	-	-
Real Estate Stock	20,610,193	15,859,774	-	-
International Stock	45,176,469	51,112,678	-	-
Small Cap Value	3,112,091	6,208,358	-	-
Small Cap Growth	22,308,670	23,363,673	-	-
Emerging Markets Stock	35,401,852	25,439,067	-	-

Transactions in option contracts purchased/written for Monthly Distribution during the six months ended April 30, 2013 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2012	26,401	$1,263,636	40,160	$9,599,256
Options purchased/written during period	66,135	3,893,513	100,531	22,492,176
Options exercised during period	(596)	(16,112)	(22,556)	(5,684,290)
Options expired during period	(44,364)	(1,403,788)	(5,751)	(822,791)
Options closed during period	(16,406)	(2,213,204)	(65,621)	(15,429,716)
Outstanding at April 30, 2013	31,170	$ 1,524,045	46,763	$ 10,154,635

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2013, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation*
Monthly Distribution	$ 214,669,283	$ 15,350,271	$ (2,035,104)	$ 13,315,167
Corporate/Government Bond	120,926,806	3,799,950	(79,576)	3,720,374
High-Yield Bond	149,413,752	7,551,597	(140,645)	7,410,952
Loss Averse Equity Income	10,189,886	622,318	(487,757)	134,561
Appreciation & Income	20,429,016	3,014,010	(502,089)	2,511,921
Large Cap Value	27,093,611	14,594,076	(61,446)	14,532,630
Alternative Income	3,057,204	250,144	(35,713)	214,431
Large Cap Growth	26,144,287	8,349,102	(270,389)	8,078,713
Focused Large Cap Growth	9,023,321	1,461,704	(228,389)	1,233,315
Real Estate Stock	26,556,053	6,304,773	(10,102)	6,294,671
International Stock	47,346,212	8,186,810	(677,311)	7,509,499
Small Cap Value	13,191,668	4,095,488	(138,539)	3,956,949
Small Cap Growth	19,133,526	2,706,553	(466,088)	2,240,465
Emerging Markets Stock	23,338,353	7,132,271	(256,832)	6,875,439
* Excludes Unrealized Appreciation (Depreciation) on Foreign Currency Transactions.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

6.

FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2013 Monthly Distribution and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:
	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Buy:
Australian Dollar	5/8/2013	JP Morgan	24,223	$ 25,113	$ 271
				$ 25,113	$ 271

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	5/8/2013	JP Morgan	2,006,900	$ 2,080,648	$ (27,041)
Australian Dollar	5/18/2013	JP Morgan	377,577	391,144	(778)
Euro	5/22/2013	JP Morgan	1,160,550	1,529,983	(31,785)
Canadian Dollar	6/12/2013	JP Morgan	5,613,215	5,570,877	(83,478)
Canadian Dollar	6/13/2013	JP Morgan	731,745	726,210	(12,590)
British Pound	6/27/2013	JP Morgan	519,000	807,364	(13,350)
Australian Dollar	7/10/2013	JP Morgan	1,321,933	1,364,132	(6,423)
Hong Kong Dollar	8/21/2013	JP Morgan	27,692,348	3,570,271	989
Euro	10/19/2013	JP Morgan	575,000	758,997	(5,187)
Euro	10/29/2013	JP Morgan	429,762	567,284	(5,268)
				$ 17,366,910	$ (184,911)

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	6/19/2013	Royal Bank of Scotland	83,166	$ 80,542	$ (73)
Brazilian Real	5/2/2013	US Bank	64,672	32,349	24
British Pound	6/19/2013	Deutsche Bank	972,283	1,476,365	(36,162)
Canadian Dollar	4/17/2013	UBS	21,440	20,824	(451)
Danish Krone	6/19/2013	UBS	32,023	183,790	(489)
Euro	5/2/2013	BNY Mellon	173,252	225,680	(2,687)
Euro	6/19/2013	BNY Mellon	4,814,069	6,270,768	(77,022)
Hong Kong Dollar	6/19/2013	UBS	3,357,948	433,010	204
Israeli New Shekel	6/19/2013	Royal Bank of Scotland	319,524	86,530	(2,448)
Japanese Yen	6/19/2013	BNY Mellon	519,119,672	5,406,969	75,534
Japanese Yen	5/1/2013	UBS	4,386,000	44,085	(950)
Japanese Yen	5/7/2013	UBS	2,924,254	30,026	6
New Zealand Dollar	6/19/2013	Royal Bank of Scotland	186,684	153,247	(6,302)
Norwegian Krona	6/19/2013	Royal Bank of Scotland	1,002,156	172,857	(861)
Swedish Krona	6/19/2013	BNY Mellon	8,092,548	1,267,711	19,070
Swiss Franc	6/19/2013	Deutsche Bank	11,397	11,975	(304)
				$ 15,896,728	$ (32,911)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	5/2/2013	UBS	117,359	$ 121,416	$ 313
Australian Dollar	6/19/2013	UBS	2,717,839	2,786,143	22,720
Brasilian Real	4/29/2013	US Bank	180,670	179,748	(922)
British Pound	5/1/2013	BNY Mellon	75,764	117,304	592
British Pound	6/19/2013	Deutsche Bank	2,377,505	3,540,369	158,186
Canadian Dollar	6/19/2013	UBS	3,648,046	3,551,493	68,471
Danish Krona	6/19/2013	UBS	2,894,052	505,892	6,055
Euro	5/3/2013	UBS	64,141	83,974	572
Euro	6/19/2013	BNY Mellon	249,556	325,324	3,738
Hong Kong Dollar	6/19/2013	UBS	1,167,986	150,558	(17)
Israeli New Shekel	6/19/2013	Royal Bank of Scotland	551,456	151,532	2,031
Japanese Yen	5/2/2013	Deutsche Bank	16,740,645	171,383	511
Japanese Yen	5/7/2013	UBS	28,445,130	292,018	(56)
Japanese Yen	6/19/2013	BNY Mellon	45,613,157	471,036	(2,583)
New Zealand Dollar	6/19/2013	Royal Bank of Scotland	111,837	93,300	2,281
Norwegian Krona	6/19/2013	Royal Bank of Scotland	39,704	6,717	166
Singapore Dollar	6/19/2013	UBS	893,724	716,583	8,974
Swedish Krona	5/3/2013	UBS	1,956,817	298,766	3,485
Swedish Krona	6/19/2013	BNY Mellon	799,543	123,703	(337)
Swiss Franc	6/19/2013	Deutsche Bank	1,462,540	1,549,873	25,823
				$ 15,237,132	$ 300,003

7.

SHARES OF BENEFICIAL INTEREST

At April 30, 2013, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2013 and the year ended October 31, 2012:

Six Months Ended April 30, 2013:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	895,858	56,026	(965,469)	(13,585)	496,253	18,151	(438,476)	75,928
Corporate/Government Bond	1,608,777	225,838	(1,470,768)	363,847	162,949	8,086	(41,190)	129,845
High-Yield Bond	2,832,517	272,865	(2,287,829)	817,553	481,931	31,298	(211,388)	301,841
Loss Averse Equity Income	186,664	2,256	(238,937)	(50,017)	8,382	1,594	(56,562)	(46,586)
Appreciation & Income	124,348	73,501	(1,245,736)	(1,047,887)	76,754	8,296	(59,455)	25,595
Large Cap Value	189,623	35,033	(830,214)	(605,558)	86,885	2,287	(67,571)	21,601
Alternative Income	28,211	176	(152)	28,235	44,500	260	(1,815)	42,945
Large Cap Growth	597,441	14,441	(1,630,834)	(1,018,952)	206,293	420	(34,024)	172,689
Focused Large Cap Growth	23,327	-	(22,051)	1,276	536,660	-	(692,844)	(156,184)
Real Estate Stock	260,298	62,748	(280,571)	42,475	350,071	2,369	(6,890)	345,550
International Stock	258,934	38,921	(674,360)	(376,505)	122,124	1,390	(17,660)	105,854
Small Cap Value	74,417	3,933	(372,163)	(293,813)	40,895	-	(9,732)	31,163
Small Cap Growth	145,499	62,814	(225,056)	(16,743)	97,604	6,575	(17,367)	86,812
Emerging Markets Stock	328,468	-	(258,616)	69,852	896,914	-	(132,591)	764,323

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	244,224	15,237	(119,911)	139,550
Corporate/Government Bond	84,634	17,056	(52,825)	48,865
High-Yield Bond	293,503	27,181	(245,962)	74,722
Loss Averse Equity Income	30,279	1,513	(20,504)	11,288
Appreciation & Income	43,077	8,216	(112,330)	(61,037)
Large Cap Value	22,708	222	(105,835)	(82,905)
Alternative Income	36,159	19	(2,251)	33,927
Large Cap Growth	51,873	-	(159,003)	(107,130)
Focused Large Cap Growth	4,999	-	(4,862)	137
Real Estate Stock	28,343	5,891	(33,696)	538
International Stock	20,895	409	(81,914)	(60,610)
Small Cap Value	7,472	-	(39,582)	(32,110)
Small Cap Growth	15,415	12,843	(41,675)	(13,417)
Emerging Markets Stock	38,052	-	(61,738)	(23,686)

Year Ended October 31, 2012:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	1,901,588	72,866	(382,555)	1,591,899	803,526	22,004	(337,542)	487,988
Corporate/Government Bond	4,000,348	228,137	(1,285,730)	2,942,755	284,765	3,288	(86,435)	201,618
High-Yield Bond	8,379,207	392,756	(1,738,233)	7,033,730	1,056,522	42,141	(373,741)	724,922
Loss Averse Equity Income	464,806	8,328	(439,289)	33,845	153,982	6,050	(114,374)	45,658
Appreciation & Income	568,527	34,587	(686,771)	(83,657)	343,241	2,819	(181,536)	164,524
Large Cap Value	778,955	14,993	(811,146)	(17,198)	90,034	343	(108,940)	(18,563)
Alternative Income	35,001	-	-	35,001	113,710	-	-	113,710
Large Cap Growth	1,472,628	23,496	(2,325,875)	(829,751)	262,140	61	(26,913)	235,288
Focused Large Cap Growth	50,721	-	(7,560)	43,161	1,023,310	-	(27,961)	995,349
Real Estate Stock	592,810	8,306	(214,160)	386,956	76,411	4,103	(540,198)	(459,684)
International Stock	1,010,904	47,348	(630,467)	427,785	108,531	1,300	(89,024)	20,807
Small Cap Value	302,304	-	(308,601)	(6,297)	455,858	-	(423,615)	32,243
Small Cap Growth	209,029	-	(292,530)	(83,501)	98,410	-	(75,978)	22,432
Emerging Markets Stock	328,469	-	(258,616)	69,853	896,914	-	(132,591)	764,323

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	267,736	27,107	(237,461)	57,382
Corporate/Government Bond	129,901	27,767	(192,389)	(34,721)
High-Yield Bond	736,140	57,325	(417,639)	375,826
Loss Averse Equity Income	106,970	4,421	(37,347)	74,044
Appreciation & Income	109,105	1,694	(143,047)	(32,248)
Large Cap Value	59,848	-	(176,272)	(116,424)
Alternative Income	54,006	-	-	54,006
Large Cap Growth	77,933	-	(470,932)	(392,999)
Focused Large Cap Growth	17,554	-	(3,408)	14,146
Real Estate Stock	49,138	-	(39,551)	9,587
International Stock	71,061	2,036	(166,265)	(93,168)
Small Cap Value	19,816	-	(80,068)	(60,252)
Small Cap Growth	29,758	-	(76,288)	(46,530)
Emerging Markets Stock	38,052	-	(61,738)	(23,686)

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2012, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses were identified and reclassified among the components of the following Fund’s net assets as follows:

Fund	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
Monthly Distribution	$ (1,292,633)	$ 1,212,593	$ 80,040
Corporate/Government Bond	-	251,131	(251,131)
Loss Averse Equity Income	-	(42,775)	42,775
Appreciation & Income	-	390,174	(390,174)
Alternative Income	-	(5)	5
Focused Large Cap Growth	-	16,856	(16,856)
International Stock	-	48,124	(48,124)
Small Cap Value	-	(330)	330
Small Cap Growth	(38,606)	38,606	-
Emerging Markets Stock	(39,429)	(75,678)	115,107

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

The tax character of distributions paid during the year or period ended October 31,2012 was as follows:

	Year or Period Ended Octover 31, 2012
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Monthly Distribution	$ 2,251,818	$ -	$ 2,676,179	$ 4,927,997
Corporate/Government Bond	2,294,277	1,421,777	-	3,716,054
High-Yield Bond	5,302,588	-	-	5,302,588
Loss Averse Equity Income	380,043	-	157,753	537,796
Appreciation & Income	339,901	-	-	339,901
Large Cap Value	161,933	-	-	161,933
Alternative Income	-	-	-	-
Large Cap Growth	92,639	-	-	92,639
Focused Large Cap Growth	-	-	-	-
Real Estate Stock	169,262	-	-	169,262
International Stock	544,245	-	-	544,245
Small Cap Value	-	-	-	-
Small Cap Growth	-	-	-	-
Emerging Markets Stock	-	-	-	-

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Late Year Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficits)
Monthly Distribution	$ -	$ -	$ (17,223,112)	$ -	$ 1,957,192	$ (15,265,920)
Corporate/Government Bond	1,713,898	478,815	-	-	3,841,788	6,034,501
High-Yield Bond	9,524	-	(7,858,902)	-	5,821,969	(2,027,409)
Loss Averse Equity Income	-	-	(440,039)	-	459,365	19,326
Appreciation & Income	674,016	-	(2,044,833)	-	1,866,634	495,817
Large Cap Value	316,590	-	(7,068,520)	-	10,627,344	3,875,414
Alternative Income	-	-	(3,383)	(13,706)	(30,682)	(47,771)
Large Cap Growth	64,161	-	(19,345,282)	(8,492)	6,180,906	(13,108,707)
Focused Large Cap Growth	-	-	-	(30,148)	153,478	123,330
Real Estate Stock	195,761	786,228	-	-	2,803,821	3,785,810
International Stock	470,757	-	(11,948,741)		3,021,242	(8,456,742)
Small Cap Value	-	-	(4,663,439)	(17,587)	2,093,156	(2,587,870)
Small Cap Growth	-	1,255,505	-	(212,059)	1,059,320	2,102,766
Emerging Markets Stock	-	-	(6,581,868)	-	4,596,157	(1,985,711)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such last year losses as follows:

Late Year
Fund	Losses
Alternative Income	$ 13,706
Large Cap Growth	8,492
Focused Large Cap Growth	30,148
Small Cap Value	17,587
Small Cap Growth	212,059

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2013

At October 31, 2012, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,				Short Term	Long Term
Fund	2015	2016	2017	2019	Non-Expiring	Non-Expiring	Total
Monthly Distribution*	$ 12,194,544	$ -	$ 5,028,568	$ -	$ -	$ -	$ 17,223,112
High-Yield Bond	-	1,978,440	5,880,462	-	-	-	7,858,902
Loss Averse Equity Income	-	-	-	152,058	270,546	17,435	440,039
Appreciation & Income	-	-	2,044,833	-	-	-	2,044,833
Large Cap Value	-	1,102,164	5,966,356	-	-	-	7,068,520
Large Cap Growth	-	4,844,500	14,500,782	-	-	-	19,345,282
Alternative Income	-	-	-	-	3,383	-	3,383
International Stock	-	2,320,734	8,983,154	-	644,853		11,948,741
Small Cap Value	-	-	4,663,439	-	-	-	4,663,439
Emerging Markets Stock	-	-	3,386,808	351,019	2,776,526	67,515	6,581,868

* For Monthly Distribution, $4,122,907, $3,650,852 and $2,341,623 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

9.

RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

10.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

YOUR FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period*	Ending Account Value 4/30/13	Expenses Paid During Period*
Class N:
Monthly Distribution Fund	2.35%	$1,000.00	$1,057.70	$11.99	$1,013.14	$11.73
Corporate/Government Bond Fund	1.23%	$1,000.00	$1,022.20	$ 6.17	$1,018.70	$ 6.16
High-Yield Bond Fund	1.09%	$1,000.00	$1,055.70	$ 5.56	$1,019.39	$ 5.46
Loss Averse Equity Income Fund	1.57%	$1,000.00	$1,039.30	$ 7.94	$1,017.01	$ 7.85
Appreciation & Income Fund	1.39%	$1,000.00	$ 1,065.40	$ 7.12	$1,017.90	$ 6.95
Large Cap Value Fund	1.03%	$1,000.00	$1,122.10	$ 5.42	$1,019.69	$ 5.16
Alternative Income Fund	2.81%	$1,000.00	$1,098.20	$ 3.88	$1,010.86	$14.01
Large Cap Growth Fund	1.65%	$1,000.00	$1,130.10	$ 8.71	$1,016.61	$ 8.25
Focused Large Cap Growth Fund	1.38%	$1,000.00	$1,100.80	$ 7.19	$1,017.95	$ 6.90
Real Estate Stock Fund	1.30%	$1,000.00	$1,176.90	$ 7.02	$1,018.35	$ 6.51
International Stock Fund	2.06%	$1,000.00	$1,170.00	$11.08	$1,014.58	$10.29
Small Cap Value Fund	1.25%	$1,000.00	$1,156.70	$ 6.68	$1,018.60	$ 6.26
Small Cap Growth Fund	1.32%	$1,000.00	$1.119.10	$ 6.94	$1,018.25	$ 6.61
Emerging Markets Stock Fund	2.27%	$1,000.00	$1,097.00	$11.80	$1,013.54	$11.33
Class A:
Monthly Distribution Fund	2.60%	$1,000.00	$1,058.90	$13.27	$1,011.90	$12.97
Corporate/Government Bond Fund	1.48%	$1,000.00	$1,021.00	$ 7.42	$1,017.46	$ 7.40
High-Yield Bond Fund	1.34%	$1,000.00	$1,054.00	$ 6.82	$1,018.15	$ 6.71
Loss Averse Equity Income Fund	1.82%	$1,000.00	$1,038.10	$ 9.20	$1,015.77	$ 9.10
Appreciation & Income Fund	1.64%	$1,000.00	$ 1,063.90	$ 8.39	$1,016.66	$ 8.20
Large Cap Value Fund	1.28%	$1,000.00	$1,120.80	$ 6.73	$1,018.45	$ 6.41
Alternative Income Fund	3.06%	$1,000.00	$1,097.20	$ 4.22	$1,009.62	$15.25
Large Cap Growth Fund	1.90%	$1,000.00	$1,125.50	$ 10.01	$1,015.37	$ 9.49
Focused Large Cap Growth Fund	1.63%	$1,000.00	$1,101.10	$ 8.49	$1,016.71	$ 8.15
Real Estate Stock Fund	1.55%	$1,000.00	$1,176.10	$ 8.36	$1,017.11	$ 7.75
International Stock Fund	2.31%	$1,000.00	$1,168.40	$12.42	$1,013.34	$11.53
Small Cap Value Fund	1.50%	$1,000.00	$1,155.00	$ 8.01	$1,017.36	$ 7.50
Small Cap Growth Fund	1.57%	$1,000.00	$1,117.40	$ 8.24	$1,017.01	$ 7.85
Emerging Markets Stock Fund	2.52%	$1,000.00	$1,095.70	$13.09	$1,012.30	$12.57

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period*	Ending Account Value 4/30/13	Expenses Paid During Period*
Class C:
Monthly Distribution Fund	3.35%	$1,000.00	$1,054.90	$17.07	$1,008.18	$16.68
Corporate/Government Bond Fund	1.98%	$1,000.00	$1,018.60	$ 9.91	$1,014.98	$ 9.89
High-Yield Bond Fund	1.84%	$1,000.00	$1,052.10	$ 9.36	$1,015.67	$ 9.20
Loss Averse Equity Income Fund	2.57%	$1,000.00	$1,033.60	$12.96	$1,012.05	$12.82
Appreciation & Income Fund	2.39%	$1,000.00	$1,060.30	$12.21	$1,012.94	$11.93
Large Cap Value Fund	2.03%	$1,000.00	$1,116.70	$10.65	$1,014.73	$10.14
Alternative Income Fund	3.81%	$1,000.00	$1,092.90	$ 5.24	$1005.90	$18.95
Large Cap Growth Fund	2.65%	$1,000.00	$1,122.10	$13.94	$1,011.65	$13.22
Focused Large Cap Growth Fund	2.38%	$1,000.00	$1,095.80	$12.37	$1,012.99	$11.88
Real Estate Stock Fund	2.30%	$1,000.00	$1,170.70	$12.38	$1,013.39	$11.48
International Stock Fund	3.06%	$1,000.00	$1,163.40	$16.41	$1,009.62	$15.25
Small Cap Value Fund	2.25%	$1,000.00	$1,150.10	$11.99	$1,013.64	$11.23
Small Cap Growth Fund	2.32%	$1,000.00	$1,112.60	$12.15	$1,013.29	$11.58
Emerging Markets Stock Fund	3.27%	$1,000.00	$1,092.00	$16.96	$1,008.58	$16.29

*Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period,  multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2013).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on December 18, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the renewal of the investment advisory agreement (“Investment Advisory Agreement”) and sub-advisory agreements (the “Sub-Advisory Agreements”) among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser” or “DAIC”) and the following Sub-Advisers (each a “Sub-Adviser”, collectively, the “Sub-Advisers”) for the indicated series of the Trust (each a “Fund” and, collectively, the “Funds”):  (i) Arrowstreet Capital, L.P.(“Arrowstreet”) with respect to the Dunham International Stock Fund; (ii) Calamos Advisors LLC (“Calamos”) with respect to the Dunham Appreciation & Income Fund; (iii) C.S. McKee, LP (“C.S. McKee”) with respect to the Dunham Large Cap Value Fund; (iv) Denver Investment Advisors LLC  (“Denver”) with respect to the Dunham Small Cap Value Fund; (v) PENN Capital Management Company, Inc. (“PENN”) with respect to the Dunham High-Yield Bond Fund; (vi) Pier Capital, LLC (“Pier”) with respect to the Dunham Small Cap Growth Fund; (vii) Newfleet Asset Management LLC (fka, SCM Advisors LLC) (“Newfleet”) with respect to the Dunham Corporate/Government Bond Fund; (viii) Westchester Capital Management, LLC (“Westchester”) with respect to the Dunham Monthly Distribution Fund; (ix) PVG Asset Management Corporation (“PVG”) with respect to the Dunham Loss Averse Equity Income Fund; (x) Mar Vista Investment Partners, LLC (“Mar Vista”) with respect to the Dunham Large Cap Growth Fund; and (xi) Marvin & Palmer Associates, Inc. (Marvin & Palmer”) with respect to the Dunham Emerging Markets Stock Fund. Also, at this Meeting, the Board, including the Independent Trustees, considered the approval of the Investment Advisory and Sub-Advisory Agreements (collectively, the “Advisory Agreements”) between the Trust, on behalf of a new series of the Trust, the Dunham Alternative Strategy Fund, the Adviser and Sherwood Forest Capital Management, LLC (“Sherwood”) (now known as Market Concepts, LLC, dba mConcepts). Board deliberations included consideration of the following:

Continuance of Investment Advisory Agreement

The Trustees reviewed information related to the proposed renewal of the Investment Advisory Agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds. In its deliberations, the board did not identify any single piece of information that was all important or controlling.

Nature, Extent and Quality of Services. As to the nature and extent and quality of services to be provided, the Independent Trustees reviewed a copy of DAIC’s Form ADV and discussed the qualifications of DAIC’s key personnel, the experience of DAIC in managing mutual funds, its compliance infrastructure and policies.  The Trustees noted DAIC’s on-going commitment to marketing and growing Fund assets and that there have been no recent changes to key personnel at DAIC.  The Board further noted that the Trust and DAIC each maintain Directors and Officers liability insurance coverage of $1,000,000.  The Independent Trustees noted that DAIC provides a high level of service to the Funds and maintains open and frank communications with the Board.  In addition, the Board noted the Adviser’s active supervision of Sub-Advisers, continuous monitoring of Sub-Adviser performance and evaluation of alternatives should a Sub-Adviser change be necessary. The Board reviewed the capitalization of DAIC based on financial statements provided by the Adviser in the Board materials and were satisfied that DAIC has the resources to continue to provide the high quality investment advisory services that the Board has come to expect.

Performance of the Adviser. As to the investment performance, the Board reviewed the performance of each Fund (as measured by the performance of Class N shares, the largest share class) compared to broad-based securities market indices, over the past one-year, three-year and since-inception periods.  The Board also noted information was provided comparing each Fund’s performance to that of the average of a relevant peer group.  The Independent Trustees discussed DAIC’s active and consistent approach to monitoring each Sub-Adviser, particularly with respect to each Sub-Adviser’s strategies and performance.  The Board concluded that they were satisfied that each of the Funds, as managed by DAIC, and the respective Sub-Advisers, had provided an acceptable level of investment return to shareholders.

ADDITIONAL INFORMATION (Unaudited)

Cost of Services. As to the costs of the services provided by the Adviser, the Independent Trustees reviewed and discussed each Fund’s advisory fees and overall expenses compared to peer groups of similarly managed funds. The Trustees reviewed the Peer Group data on a Fund by Fund basis, and a representative of the Adviser explained that the size of the complex was not a factor in determining the comparative Peer Group.  The Trustees discussed the fact that in some cases a small fund may pay lower fees because the fund is part of a large complex, and the adviser is able to offer a low fee despite the size of the fund due to economies of scale achieved, and significant profits earned, from the other, larger funds in the complex.   They noted that the advisory fees do not necessarily have to be the lowest fees charged in the peer group, but they must determine whether the fees are reasonable. The Trustees noted the fact that the advisory fee for stock funds was approximately 65 basis points whereas the advisory fee for bond funds was approximately 50 basis points.  The Board discussed that stocks funds generally have a higher rate of return and require more involvement in managing the portfolio.  He added that when each Fund was launched, DAIC looked at the marketplace for similarly managed funds to determine fees that were fair and reasonable.  The Trustees also discussed the underwriting and 12b-1 fees paid to DAIC for each of the Funds.  The Independent Trustees noted that the market place, in part, works to keep fees reasonable.  It was the consensus of the Board that, based on DAIC’s expertise and level of service, the management fees paid by the Funds to DAIC are reasonable.

Profitability. The Trustees next reviewed an analysis of profitability provided by DAIC.  The Trustees took into account possible benefits derived by DAIC from its relationship with the Funds.  In its evaluation of DAIC’s profitability, the Trustees discussed with Mr. Jeffrey Dunham the salary component of DAIC expenses, both including and excluding personnel involved with marketing the Funds.  The Independent Trustees discussed with Mr. Jeffrey Dunham his expectations for profitability, and the level of profit required to adequately incentivize DAIC.  The Trustees concluded that although the advisory fees may be among the higher of fees charged, relative to peer group averages, based on the advisory services provided and performance of the Funds, DAIC’s profits from its relationship with the Funds was not excessive and is at a level which will appropriately incentivize the Adviser to continue to provide premium services.

Economies of Scale. As to economies of scale, the Trustees noted that the Investment Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets.  However, the Trustees recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale.  The Trustees noted that economies of scale would be considered in the future as net asset levels of the Funds grow.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances but would need to be considered in the future.

Continuance of Sub-Advisory Agreements

The Trustees reviewed information received related to the Sub-Advisory Agreements, including the investment performance of each Fund and a comparison to peer group of funds and appropriate indices, each Sub-Adviser’s personnel and resources, and comparative fees and expenses of a peer group of funds.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of each of the Sub-Advisory Agreements included the following:

Nature, Extent and Quality of Services.  As to the nature, extent and quality of the services provided by the Sub-Advisers, the Board noted the experience of the portfolio management and research personnel of each Sub-Adviser, including their experience in the investment field, education and/or industry credentials.  Where applicable, the Board discussed the results of recent SEC examinations and the Sub-Advisers’ responses to the SEC, and the Board was satisfied with each response.  The Board also discussed litigation matters disclosed in the materials provided.  The Board then discussed the financial condition of each Sub-Adviser and reviewed financial information provided by some of the Sub-Advisers.  The Board reviewed the presentation materials prepared by the Sub-Advisers describing their investment process.  The Board also discussed each Sub-Adviser’s compliance structure and broker selection process, and noted DAIC’s overall satisfaction with the level of services being provided by the Sub-Advisers and the Trust’s CCO’s satisfaction with each Sub-

ADDITIONAL INFORMATION (Unaudited)

Adviser’s compliance policies and documentation.  It was the consensus of the Trustees that each Sub-Adviser continues to have adequate experience and expertise to manage the Fund for which it acts as Sub-Adviser in a manner acceptable to the Board.

Performance. As to the investment performance of each Sub-Adviser, the Board reviewed the performance of each Fund (as measured by the performance of Class N shares, the Trust’s largest share Class) compared to the average of each Fund’s relevant Morningstar category and average of a relevant peer group (collectively, the “Comparison Groups”) over various time periods, including since-inception, through October 31, 2012.  Overall, the Board concluded that the performance of each Fund was acceptable, as follows:

International Stock.  The Trustees noted that the Fund outperformed its Comparison Groups over the long-term, but underperformed over the 1-year period, which they considered may be due to the relative underperformance of emerging markets stocks versus developed markets stock during the period.  The Trustees noted that the Fund has approximately 15% of its portfolio invested in emerging markets stock.

Appreciation & Income.  The Trustees noted that the Fund’s long-term performance is good, although it underperformed its Comparison Groups for the one-year period as convertible securities and international exposure detracted from relative performance.

Large Cap Value.  The Trustees noted that the Fund has outperformed or performed in line with its Comparison Groups since its inception in December 2004.

Small Cap Value.  The Trustees noted that the Fund’s long-term performance is good, but that the Fund’s underperformance for the 1-year period suffered from the portfolio’s defensive stance as the Sub-Adviser remains cautious about volatility.

High-Yield Bond.  The Trustees noted that the Fund’s underperformance of its Comparison Groups was due in large part to the defensive nature of its investment strategy and, thus, the Fund exhibited much lower risk than its Comparison Groups.

Small Cap Growth. The Trustees noted that the Fund has performed in line with or outperformed its peer group for the 1-, 3- and 5-year periods, but underperformed the category average during the past 1-year and 3-year periods.  They noted that the Sub-Adviser indicated that its strategy was out of favor during the more recent time frames.

Corporate/Government Bond.  The Trustees noted that the Fund has outperformed its Comparison Groups since inception in December 2004 and for the 1-and 5-year periods and slightly underperformed its Comparison Groups for the 3-year period.  The Board was satisfied with the Fund’s long-term performance.

Monthly Distribution.  The Trustees noted that Westchester has Sub-Advised the Fund since its inception in August 2008 and the Fund has consistently outperformed its Comparison Groups.

Loss Averse Equity Income.  The Trustees noted that since inception in April 2010 through October 31, 2012 the Fund has outperformed its Comparison Groups.

Large Cap Growth.  The Trustees noted that the Fund, which has been Sub-Advised by Mar Vista Investment Partners,LLC since July 2010, outperformed its Comparison Groups for the one-year period, and considered that the Fund’s long-term performance was hindered by the by the poor performance of the previous sub-adviser, partially due to the volatility of the market in 2009 and 2008.

Emerging Markets Stock.  The Trustees noted that the Fund outperformed or was in line with its peer group for the 1-, 3-, and 5-year periods and since inception in 2004, but underperformed the Morningstar category (diversified emerging markets).  The Trustees considered that the Fund’s performance was hindered during 2011 when emerging markets declined substantially, and noted that the Sub-Adviser generally purchases securities with a long-term view.

ADDITIONAL INFORMATION (Unaudited)

Cost of Services. As to the cost of the services provided and the profits realized by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each Sub-Adviser when the performance of the Fund is equal to that of the Index plus or minus a “null” zone.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each Sub-Adviser to its other accounts.  The Board also compared each Fund’s fees and total expense ratio with those of a peer group of funds, discussed at length how each Fund compared, and concluded that the Sub-Advisory fees were within a reasonable range, particularly in light of the relatively small size of each Fund.

The Board then considered the potential fee adjustments to be made to the Funds’ Base Fee based on performance.  The Trustees agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant Index.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to a Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the Performance Fee clearly aligns the Sub-Advisers’ interest with those of the shareholders.  It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences.  After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that each Fund’s Sub-Advisory fee was acceptable in light of the quality of services the Fund has received and continues to expect to receive from its Sub-Adviser.

Profitability. As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each Sub-Adviser based on each Funds’ current assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser’s performance relative to the applicable Index and that generally when a Fund is performing well, fees tend to be higher than peer group averages.  They noted that the Sub-Advisers generally receive no other compensation from a Fund or DAIC except the Sub-Advisory fees earned pursuant to the Sub-Advisory Agreement and, in some cases, soft dollars for research or brokerage fees paid to affiliates.  The Trustees reviewed financial information and profitability analysis of the Sub-Advisers that provided this information.  With respect to those Sub-Advisers who provided financial and profitability analysis, the Board concluded that in light of the alignment of interests between the Sub-Advisers and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and no Sub-Advisers would reap excessive profits from its relationship with the Fund.  They noted that the Sub-Advisory fees will be higher for better performance by a Fund and agreed that profitability did not appear to be excessive in any instance.

Economies of Scale. As to economics of scale, the Trustees noted that the Sub-Advisory Agreements did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that no Fund had yet reached an asset level where the Sub-Adviser could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in the future as net asset levels of the Funds grow.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances but would need to be re-considered in the future.

ADDITIONAL INFORMATION (Unaudited)

Investment Advisory and New Sub-Advisory Agreements for the Dunham Alternative Strategy Fund

The Board’s deliberations included the following:

Nature, Extent and Quality of Services.  The Board, including the Independent Trustees, discussed the qualifications of DAIC’s and Sherwood’s key personnel, the experience of DAIC in managing mutual funds and the experience of the portfolio management personnel of Sherwood.  The Board also reviewed Sherwood’s methodology for selecting investments. The Independent Trustees reviewed the financial information provided by DAIC and Sherwood and concluded that both the entities are able to provide high quality services to the Fund.

Performance. The Board, including the Independent Trustees, considered DAIC’s past performance with the existing Funds in the Trust, as well as other factors relating to its track record and DAIC’s active and consistent approach to monitoring the performance of the Sub-Advisers. The Board concluded that DAIC’s past performance was acceptable.  As for the performance of Sherwood, the Board reviewed the performance history of the current Sherwood fund and noted its outperformance compared to the benchmark index and peer group.  The Board, including the Independent Trustees, concluded that there is a reasonable expectation that Sherwood would obtain an acceptable level of investment return for prospective shareholders of Alternative Strategy.

Costs of Services and Profitability.   As to the cost of the services to be provided and the profits realized or to be realized by DAIC and Sherwood, the Board, including each of the Independent Trustees, considered the base fee of 0.65% for each of DAIC and Sherwood that will be paid when the performance of the Fund is equal to that of its benchmark index.  The Trustees also discussed the operation of the performance fee and the impact on fees and expenses based on various performance results.  They compared the Fund’s projected fees and expense ratio with those of a peer group of funds and noted that the Fund’s projected net expense ratio was below the average, and its Advisory fee or Sub-Advisory Fee was significantly lower than the peer group average, while the combined investment advisory fees were slightly higher.  The Trustees concluded that the Advisory and Sub-Advisory fees are within a reasonable range.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Independent Trustees considered whether there will be economies of scale with respect to the management of Alternative Strategy.  After discussion, it was the consensus of the Board that any material economies of scale would not be achieved by the Fund in the near term, and that it would re-evaluate the matter as the Fund’s assets increase, and at the next renewal period.

Profitability. The Board, including the Independent Trustees, next considered the anticipated profits to be realized by the Adviser and Sherwood in connection with the operation of Alternative Strategy.  They reviewed estimated profitability information provided by the Adviser and Sherwood.  The Trustees, including the Independent Trustees, concluded that DAIC and Sherwood would not reap excessive profits from their relationships with the Fund.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreements.  Based on the Board’s deliberations, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the Advisory Agreement are reasonable; (b) renewal of the Advisory Agreement on behalf of each existing Dunham Fund is in the best interests of each Fund and its shareholders; (c) the approval of the Advisory Agreements on behalf of Alternative Strategy is in the best interest of the Fund and its future shareholders; and (d) that the advisory fees paid to DAIC were for services different than those provided by any Fund’s Sub-Adviser and not duplicative.

ADDITIONAL INFORMATION (Unaudited)

Approval of New Sub-Advisory Agreement for Dunham Loss Averse Equity Income Fund

At a meeting held on December 18, 2012, the Board, including a majority of the Independent Trustees, approved and renewed the Sub-Advisory Agreement with PVG Asset Management Corporation (“PVG”) as Sub-Adviser to the Fund (the "Prior Sub-Advisory Agreement").  At that meeting, the Board was informed of a planned transaction between the co-owners of PVG pursuant to which one of the co-owners of PVG would acquire sole ownership of PVG.  Because, under the Investment Company Act of 1940, a change of control of an advisory firm results in an “assignment” of the advisory agreement, which automatically terminates the advisory agreement with that adviser, upon the change of control. the Prior Sub-Advisory Agreement would terminate.  Therefore, at a meeting held on March 12, 2013, the Board, including a majority of the Independent Trustees, elected to approve a new sub-advisory agreement with PVG on substantially identical terms as the Prior Sub-Advisory Agreement (the “New Sub-Advisory Agreement”).  The New Sub-Advisory Agreement is effective as of April 1, 2013.

In connection with its review and approval of the New Sub-Advisory Agreement with PVG at the March 12, 2013 Meeting, the Board considered materials furnished by PVG, including information about, but not limited to, PVG’s personnel, operations and financial condition.  The Trustees discussed the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the agreement.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  As to the nature, extent and quality of the services provided by the Sub-Adviser, the Board noted the representation by the Sub-Adviser that the change of control will not result in any change to the quality or extent of services currently being provided to the Fund.  The Trustees further noted that the current co-portfolio managers will continue to manage the investment portfolio of the Fund. It was the consensus of the Trustees that the nature and overall quality of services being provided by the Sub-Adviser will continue to be satisfactory and that the Fund will benefit from the Sub-Adviser’s experience in managing the Fund.

Performance. As to the investment performance of the Sub-Adviser, the Independent Trustees discussed in detail the information provided to them regarding the Fund’s performance.  The Trustees were reminded that the Fund’s underperformance relative to the other accounts managed by the Sub-Adviser was due primarily to the fact that the Fund has been managed in accordance with that similar strategy only since June 2012.  The Independent Trustees noted that, from inception in April 2010 through December 31, 2012, the Fund had outperformed its comparative Peer Group and relevant Morningstar Average and concluded that the investment performance of the Fund is satisfactory.

Cost of Services.  The Trustees noted that there would be no change in the cost of services under the New Sub-Advisory Agreement from the cost of services when the Board approved the Prior Agreement for continuation in December 2012.  The Board considered that the Base Fee (as defined in the Sub-Advisory Agreement) would be paid to the Sub-Adviser when the performance of the Fund is equal to that of the Index plus or minus a “null” zone. The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results. The Trustees further agreed that the method by which the performance fee would be calculated under the New Sub-Advisory Agreement is acceptable.

Profitability.   As to profitability, the Trustees noted that payments above the Base Fee are dependent on the Sub-Adviser’s performance relative to the applicable Index and that, generally, when the Fund is performing well, fees tend to be higher than peer group averages.  They considered that, while the profit earned by the Sub-Adviser was relatively high as a percent of revenue, the amount earned was modest.  The Trustees further noted that, for the year ended December 31, 2012, the Sub-Adviser’s base fee plus performance fee was below the fee it received from other accounts it managed.  They noted that the sub-advisory fees will be higher for better performance by the Fund and agreed that profitability did not appear to be excessive in any instance.  The Trustees further noted that the brokerage fees paid to an affiliate of the Sub-Adviser, which are reported to the Board quarterly, are reasonable and within the customary ranges.

ADDITIONAL INFORMATION (Unaudited)

Economies of Scale. As to economics of scale, the Trustees noted that the Sub-Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for the Sub-Adviser to share any economies of scale with the Fund and its shareholders should the Fund experience a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached an asset level where the Sub-Adviser could realize significant economies of scale. The Trustees concluded that the absence of breakpoints was acceptable under the circumstances but would be re-considered in the future.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Sub-Advisory Agreement.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement are reasonable.

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

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Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

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open and account or deposit money

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direct us to buy securities or direct us to sell your securities

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seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 1.  Reports to Stockholders.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not required for semi-annual reports.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

    /s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

7/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

7/8/13

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

7/8/13